                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                          PEOPLES FINANCIAL CORPORATION
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1) Title of each class of securities to which transaction applies: Common shares, no par value

     2) Aggregate number of securities to which transaction applies: 1,220,846 (including 1,234,085 shares outstanding, plus 6,761 shares subject to options for which payment will be received, less 20,000 shares held by the acquiror for which no payment will be made)

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The purchase price is $12.25 per share. There are currently 1,234,085 shares outstanding, and options to purchase 6,761 shares with exercise prices of less than $12.25 have an aggregate exercise price of $63,499.94. The aggregate payment for the options will equal $12.25 for each share subject to an option, less the exercise price. No payment will be made for the 20,000 shares owned by the acquiror. The maximum value of the transaction is, therefore, ($12.25 x 1,214,085) + ($12.25 x 6,761) - $63,499.94 = $14,891,864.

     4)   Proposed maximum aggregate value of transaction: $14,891,864

     5)   Total fee paid: $2,978.37

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          --------------------------------------

     3)   Filing Party:

          --------------------------------------

     4)   Date Filed:

          --------------------------------

[It is intended that these proxy materials will be released to shareholders on or about January 16, 2002.]

                          PEOPLES FINANCIAL CORPORATION
                              211 LINCOLN WAY EAST
                               MASSILLON, OH 44646
                                 (330) 832-7441

                              ______________, 2002

Dear Peoples Financial Corporation Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Peoples Financial Corporation to be held at ______ __.m., Eastern Standard Time, on ________, _________ __, 2002, at the offices of Peoples Financial, 211 Lincoln Way East, Massillon, Ohio.

         At the Annual Meeting, you will be asked to consider and vote on the merger of a wholly-owned subsidiary of National Bancshares Corporation with and into Peoples Financial Corporation, with Peoples Financial Corporation being the surviving corporation. Immediately after that merger becomes effective, the surviving corporation will be merged with and into National Bancshares Corporation. Peoples Federal Savings and Loan Association of Massillon, the wholly-owned subsidiary of Peoples Financial, will be merged with and into First National Bank, a wholly-owned subsidiary of National Bancshares, although that final merger may not take place until a later date. If the merger agreement is adopted by the holders of a majority of the outstanding common shares of Peoples Financial and if certain other conditions are satisfied, you will receive $12.25 in cash for each common share of Peoples Financial you own.

         Your Board of Directors has received the opinion from Friedman, Billings, Ramsey & Co., Inc., its financial advisor, to the effect that $12.25 is fair to Peoples Financial shareholders from a financial point of view as of the date of this document. Your Board of Directors unanimously approved the merger agreement, believes that the merger is in the best interests of Peoples Financial shareholders and unanimously recommends that you adopt the merger agreement at the Annual Meeting so that the transaction may be completed.

         In the materials accompanying this letter, you will find a Notice of Annual Meeting of Shareholders, a proxy statement and a proxy card. These documents more fully describe the proposed transaction and provide detailed information regarding National Bancshares. We encourage you to read these materials carefully.

         Whether or not you plan to attend the Annual Meeting, please take the time to vote by completing, signing and returning to us the enclosed proxy card. A postage paid envelope is enclosed for your convenience. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the transaction. Even if you plan to attend the Annual Meeting, please complete, sign and return your proxy card. By following certain procedures discussed in the accompanying document, you can later revoke your proxy if you wish.

      PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE MERGER AGREEMENT IS ADOPTED, YOU WILL RECEIVE WRITTEN INSTRUCTIONS ON HOW TO EXCHANGE YOUR SHARE CERTIFICATES.

                          Sincerely,

                          PEOPLES FINANCIAL CORPORATION

                          By: ____________________________________
                              Paul von Gunten
                              its President and Chief Executive Officer

                          PEOPLES FINANCIAL CORPORATION
                              211 LINCOLN WAY EAST
                               MASSILLON, OH 44646
                                 (330) 832-7441

         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON __________, 2002

     Notice is hereby given that an Annual Meeting of Shareholders of Peoples Financial Corporation will be held on ________, _______ __, 2002, at _____ _.m., Eastern Standard Time, at the offices of Peoples Financial, 211 Lincoln Way East, Massillon, Ohio.

     The Annual Meeting will be held for the following purposes, each of which is more completely described in the accompanying proxy statement:

     (1) To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of October 2, 2001, by and between National Bancshares Corporation and Peoples Financial Corporation, and to approve the transactions contemplated by the merger agreement, including the merger of a wholly-owned subsidiary of National Bancshares with and into Peoples Financial. A copy of the merger agreement is attached as Annex A to the proxy statement that accompanies this notice;

     (2) To reelect four directors of Peoples Financial for terms expiring in 2004; and

     (3) To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting (including adjournment of the Annual Meeting to allow for additional solicitation of shareholder votes in order to obtain a quorum or to obtain the required vote to adopt the merger agreement and to approve the transactions contemplated thereby, including the merger).

     Only holders of Peoples Financial common shares of record as of the close of business on ____________, 2002, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

     The merger transaction will not be completed unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the Peoples Financial common shares outstanding on the record date and entitled to vote at the Annual Meeting.

     Whether or not you plan to be present at the Annual Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed postage paid envelope. If you plan to attend the Annual Meeting, please mark the appropriate space on the enclosed proxy card.

     THE PEOPLES FINANCIAL BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MATTERS PROPOSED.

By Order of the Board of Directors,


Paul von Gunten, President and Chief Executive Officer
Massillon, Ohio

______________, 2002

                             YOUR VOTE IS IMPORTANT.

   PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. DO NOT SEND ANY
                        SHARE CERTIFICATES AT THIS TIME.

                                 PROXY STATEMENT
                              FOR ANNUAL MEETING OF
                                 SHAREHOLDERS OF
                          PEOPLES FINANCIAL CORPORATION

         Subject to the satisfaction of the conditions set forth in the merger agreement, National Bancshares Corporation and Peoples Financial Corporation have agreed to merge a wholly-owned subsidiary of National Bancshares with and into Peoples Financial with Peoples Financial being the surviving corporation. Immediately after this merger becomes effective, the surviving corporation will be merged with and into National Bancshares, after which Peoples Federal Savings and Loan Association of Massillon, a wholly-owned subsidiary of Peoples Financial, will be merged with and into First National Bank, a wholly-owned subsidiary of National Bancshares.

         The merger cannot occur unless the holders of a majority of the outstanding common shares of Peoples Financial adopt the merger agreement. The Peoples Financial Board of Directors has scheduled an Annual Meeting of Shareholders of Peoples Financial to vote on the merger agreement and reelect directors as follows:

                                 _____________, 2002

                                 __:00 __.m., Eastern Standard Time

                                 -----------------------

                                 -----------------------

                                 -----------------------

         This document provides you with detailed information about the proposed merger and director nominations. Please see "WHERE YOU CAN FIND MORE INFORMATION" for additional information about Peoples Financial and National Bancshares on file with the Securities and Exchange Commission.

         This document and proxy card are being mailed to shareholders of Peoples Financial beginning about __________, 2002.

                                   ----------

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS DETERMINED IF THIS DOCUMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         YOU SHOULD BE AWARE THAT THIS IS A COMPLICATED TRANSACTION. WE URGE PEOPLES FINANCIAL SHAREHOLDERS TO READ AND CONSIDER CAREFULLY THIS DOCUMENT IN ITS ENTIRETY.

                  The date of this document is _________, 2002.


                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER............................................................................1
SUMMARY...........................................................................................................3
PEOPLES FINANCIAL CORPORATION.....................................................................................6
NATIONAL BANCSHARES CORPORATION...................................................................................7
THE ANNUAL MEETING................................................................................................7
   Introduction...................................................................................................7
   Matters to be Considered; Board of Directors Recommendation....................................................7
   Record Date and Voting.........................................................................................8
   Vote Required..................................................................................................8
SECURITIES OWNERSHIP OF MANAGEMENT OF PEOPLES FINANCIAL CORPORATION...............................................9
   Revocability of Proxies.......................................................................................10
   Solicitation of Proxies.......................................................................................10
   Dissenters' Rights............................................................................................10
THE MERGER.......................................................................................................11
   General.......................................................................................................11
   Background and Reasons for the Merger.........................................................................12
   Opinion of Financial Advisor..................................................................................14
   Conduct of Business if the Merger is not Consummated..........................................................20
   Regulatory Filings and Approvals..............................................................................20
THE MERGER AGREEMENT.............................................................................................20
   Terms of the Merger...........................................................................................20
   Exchange of Certificates......................................................................................21
   Representations and Warranties................................................................................21
   Conduct of Business Pending the Merger........................................................................22
   Interests of Directors and Executive Officers.................................................................24
   Additional Agreements.........................................................................................25
   Conditions to the Merger......................................................................................26
MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........................................................................28
SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING....................................................................34
WHERE YOU CAN FIND MORE INFORMATION..............................................................................35
ANNEX A:  AGREEMENT AND PLAN OF MERGER
ANNEX B:  FAIRNESS OPINION
ANNEX C:  DISSENTERS' RIGHTS STATUTE

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q. WHY DO PEOPLES FINANCIAL AND NATIONAL BANCSHARES WANT TO MERGE?

A. Peoples Financial believes that the consideration offered to its shareholders is fair and that National Bancshares is a sound merger partner. National Bancshares wants to serve its customers in Peoples Financial's service areas more effectively and expand National Bancshares' presence in those service areas.

Q. HOW WILL I BENEFIT?

A. The Peoples Financial Board of Directors believes that you will benefit by receiving $12.25 in cash in exchange for each common share of Peoples Financial that you own upon the consummation of the merger.

Q. IF I DO NOT FAVOR THE TRANSACTION, WHAT ARE MY RIGHTS?

A. If you are a shareholder of Peoples Financial as of the record date and you do not vote in favor of the merger agreement, you will have the right under Ohio Revised Code Section 1701.85 to demand the fair cash value for your common shares of Peoples Financial. The right to make this demand is generally known as "dissenters' rights." To perfect your dissenters' rights, you must deliver to Peoples Financial a written demand for payment of the fair cash value of your common shares and otherwise comply strictly with all of the requirements of Ohio Revised Code Section 1701.85. You must state in your written demand the amount that, in your opinion, is the fair cash value of your common shares. Your written demand must be delivered to Peoples Financial not later than ten days after the Annual Meeting of Shareholders of Peoples Financial.

Q. WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE MERGER?

A. For federal income tax purposes, you may have a gain, in certain circumstances taxable as ordinary income, with respect to the cash payment you receive.

Q. WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We plan to complete the transaction as soon as possible after the Annual Meeting, assuming the required shareholder approval is obtained. The transaction is also subject to the approval of federal bank regulatory authorities and the satisfaction of other closing conditions. We expect the transaction to be completed in ___________, 2002.

Q. WHEN AND WHERE WILL THE ANNUAL MEETING TAKE PLACE?

A. The Annual Meeting will be held at _____ __.m., Eastern Standard Time, on _________, _________, 2002, at the offices of Peoples Financial, 211 Lincoln Way East, Massillon, Ohio.

Q. WHAT DO I NEED TO DO NOW?

A: Just mail your completed, signed and dated proxy card in the enclosed return envelope as soon as possible so that your Peoples Financial shares will be represented at the Annual Meeting.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many Peoples Financial shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     SHAREHOLDER OF RECORD

     If your shares are registered directly in your name with the Peoples Financial's transfer agent, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by Peoples Financial. As a shareholder of record, you have the right to grant your proxy directly to Peoples Financial or to vote in person at the Annual Meeting. Peoples Financial has enclosed a proxy card for your use.

     BENEFICIAL OWNER

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for your use. If you are a Peoples Financial shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend the Annual Meeting and to vote your shares at the Annual Meeting.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your Peoples Financial shares with respect to the merger agreement only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not instruct your broker how to vote your shares with respect to the election of directors, your broker can vote your shares for you in the broker's discretion with respect to the election of directors.

Q. MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record holder of the shares, you can do this in three ways. First, you can send Peoples Financial a written statement that you would like to revoke your proxy, if such written notice is received prior to the date of the Annual Meeting. Second, you can send Peoples Financial a new signed and later-dated proxy card, provided that such proxy card is received prior to the date of the Annual Meeting. Third, you can attend the Annual Meeting and vote in person. However, your attendance alone will not revoke your proxy.

       For shares held beneficially by you, but not as record holder, you may change your vote by submitting new voting instructions to your broker or nominee.

Q. HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to attend, please bring the enclosed proxy card or proof of identification.

Q. HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A. If you are the record holder of the shares and you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the merger agreement and for the election of the director nominees.

Q. WHAT WILL BE THE EFFECT IF I DO NOT VOTE?

A. Not voting will have the same effect as voting against the merger agreement but will have no effect on the election of directors.

Q. SHOULD I SEND IN MY STOCK CERTIFICATE NOW?

A: No. If the merger is completed, you will receive written instructions for exchanging your share certificates.

Q. WHO CAN ANSWER MY QUESTIONS ABOUT THE MERGER OR HOW I CAN SUBMIT MY PROXY?

A. If you have more questions about the merger or how to submit your proxy, please call Paul von Gunten or Linda L. Fowler at (330) 832-7441.

                                     SUMMARY

     This summary highlights selected information from this document. It does not contain all of the information that is important to you. To understand the merger agreement more fully and for a complete description of the legal terms of the merger agreement, you should read carefully this entire document and the documents to which we have referred you. Page references are included in this summary to direct you to a more complete description of certain topics discussed in this document.

     Throughout this document, the term "merger" refers to the proposed merger of a wholly-owned subsidiary of National Bancshares with and into Peoples Financial, with Peoples Financial being the surviving corporation. Immediately after this merger becomes effective, the surviving corporation will be merged with and into National Bancshares, after which Peoples Federal will be merged with and into First National. The term "merger agreement" refers to the Agreement and Plan of Merger, dated as of October 2, 2001, by and between National Bancshares and Peoples Financial, a copy of which is included at the end of this document as Annex A.

                               THE ANNUAL MEETING
                                    (PAGE 7)

     An Annual Meeting of Peoples Financial's shareholders will be held on ______________, 2002, at the offices of Peoples Financial, 211 Lincoln Way East, Massillon, Ohio. At the Annual Meeting, the shareholders of Peoples Financial will be asked:

     1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of October 2, 2001, by and between National Bancshares Corporation and Peoples Financial Corporation, and to approve the transactions contemplated by the merger agreement, including the merger of a wholly-owned subsidiary of National Bancshares with and into Peoples Financial;

     2. To reelect four directors of Peoples Financial for terms expiring in 2004; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting (including adjournment of the Annual Meeting to allow for additional solicitation of shareholder votes in order to obtain a quorum or to obtain the required vote to adopt the merger agreement and to approve the transactions contemplated thereby, including the merger).

                                  THE COMPANIES
                                    (PAGE 6)

Peoples Financial Corporation
211 Lincoln Way East
Massillon, Ohio  44646
(330) 832-7441

     Peoples Financial is a unitary savings and loan holding company which owns all of the outstanding shares of stock of Peoples Federal. Peoples Federal is a federal savings and loan association which serves the financial needs of families and local businesses in the Massillon, Ohio, market area through its main office, two branch offices and its lending office in the Belden Village area of North Canton, Ohio.

National Bancshares Corporation
112 West Market Street
Orrville, Ohio
(330) 682-1010

         National Bancshares is a bank holding company which owns all of the outstanding shares of stock of First National Bank. First National is a bank chartered under the laws of the United States which serves the financial needs of families and local businesses through its ten full-service offices and one limited service office in a market area comprised of most of Wayne County, portions of western Stark County, northeastern Holmes County and southern Medina County.

                                  VOTE REQUIRED
                                    (PAGE 8)

         The affirmative vote of the holders of at least a majority of the outstanding common shares of Peoples Financial is required to adopt the merger agreement. Directors and executive officers of Peoples Financial are entitled to vote _______ shares, or approximately ___%, of the outstanding common shares of Peoples Financial.

         In connection with the execution of the merger agreement, the directors and executive officers of Peoples Financial executed voting agreements. Each voting agreement provides that such director or executive officer will vote his or her shares in favor of adoption of the merger agreement.

         The four nominees receiving the greatest number of votes in the election of directors will be reelected as directors of Peoples Financial.

                               DISSENTERS' RIGHTS
                                    (PAGE 10)

         If you are a shareholder of Peoples Financial as of the record date and you do not vote in favor of the merger agreement, you will have the right under Ohio Revised Code Section 1701.85 to demand the fair cash value for your common shares of Peoples Financial. The right to make this demand is generally known as "dissenters' rights." To perfect your dissenters' rights, you must deliver to Peoples Financial a written demand for payment of the fair cash value of your common shares. You must state in your notice the amount that, in your opinion, is the fair cash value for your common shares. Your written demand must be delivered to Peoples Financial not later than ten days after the Annual Meeting of Shareholders of Peoples Financial. For additional information on your dissenters' rights, see the section of this document after this summary entitled "THE ANNUAL MEETING - Dissenters' Rights."

                             REASONS FOR THE MERGER
                                    (PAGE 12)

         The Boards of Directors of Peoples Financial and National Bancshares have proposed the merger because each of the Boards of Directors believes the merger is in the best interests of its corporation and shareholders.

                          OPINION OF FINANCIAL ADVISOR
                                    (PAGE 14)

         In deciding to approve the merger, Peoples Financial's Board of Directors considered, among other things, the opinion of its financial advisor, Friedman Billings & Ramsey, that the financial consideration to be received by Peoples Financial shareholders in the merger is fair to the shareholders of Peoples Financial from a financial point of view as of October 2, 2001. The written opinion of Friedman, Billings and Ramsey, affirming that opinion as of the date of this proxy statement, is attached as Annex B to this document. We encourage you to read the opinion in its entirety.

                         RECOMMENDATION TO SHAREHOLDERS
                                    (PAGE 14)

         The Peoples Financial Board of Directors unanimously recommends that Peoples Financial shareholders vote in favor of the adoption of the merger agreement and approval of the transactions contemplated by the merger agreement, including the merger, so that the merger may be consummated.

                                   THE MERGER
                                    (PAGE 20)

         In the merger, a wholly-owned subsidiary of National Bancshares will merge with and into Peoples Financial. Unless you exercise your statutory dissenter's rights, you will receive $12.25 in cash for each common share of Peoples Financial you own. For a complete description of what Peoples Financial shareholders will receive in the merger, see "THE MERGER AGREEMENT - Terms of the Merger." We encourage you to read the merger agreement because it is the legal document that governs the merger.

                  INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS
                                    (PAGE 24)

         The directors and executive officers have interests in the merger in addition to the interests of all other shareholders. Those interests include the following:

         - Each outstanding Peoples Financial option, including those held by directors and executive officers, will be cancelled and extinguished in exchange for a payment equal to the number of shares subject to the options multiplied by the difference between $12.25 and the exercise price of the options.

         - National Bancshares shall assume the obligations of Peoples Federal under the severance or employment agreements entered into with any officer of Peoples Financial and Peoples Federal.

         - Peoples Financial and Peoples Federal will terminate the Peoples Federal 401(k) plan at the effective time of the merger. All participants will be deemed fully vested in their accounts at that time.

         - National Bancshares will provide director and officer liability insurance and indemnification to the former directors and executive officers of Peoples Financial and Peoples Federal for three years after consummation of the merger.

                       CONDITIONS TO COMPLETING THE MERGER
                                    (PAGE 26)

         Completion of the merger depends upon the satisfaction of a number of conditions, including, among others, the following:

         - Peoples Financial's shareholders must adopt the merger agreement by a vote of a majority of the outstanding shares; and

         - the Federal Reserve Bank of Cleveland, the Office of Thrift Supervision and the Office of the Comptroller of the Currency must approve the merger.

         To the extent permitted by law, the merger agreement provides that certain of the closing conditions may be waived by the party entitled to assert them. The Peoples Financial Board of Directors does not currently intend to seek shareholder approval of any waiver of any condition.

                       TERMINATION OF THE MERGER AGREEMENT
                                    (PAGE 27)

         The merger agreement may be terminated for a number of reasons, including, among others, the following:

         - by mutual agreement of the Boards of Directors of National Bancshares and Peoples Financial; or

         - by the Board of Directors of National Bancshares or Peoples Financial if the merger is not completed on or before September 30, 2002, or if any of the conditions of the merger are not satisfied.

                   MATERIAL FEDERAL INCOME TAX CONSIDERATIONS
                                    (PAGE 28)

         Peoples Financial shareholders will recognize gain, in certain circumstances taxable as ordinary income, with respect to the cash consideration received. No ruling has been or will be sought from the Internal Revenue Service as to the federal income tax consequences of the merger. The tax consequences of the merger to you may depend on the facts of your own situation. You should consult your own tax advisor to understand fully the tax consequences of the merger to you.

                          REQUIRED REGULATORY APPROVALS
                                    (PAGE 20)

         Consummation of the merger is subject to approval by the Federal Reserve Bank of Cleveland, the Office of Thrift Supervision and the Office of the Comptroller of the Currency.

                          PEOPLES FINANCIAL CORPORATION

         Peoples Financial is a unitary savings and loan holding company, incorporated in 1995, under the laws of the State of Ohio. Peoples Federal, a savings and loan association chartered under the laws of the United States, is Peoples Financial's wholly-owned subsidiary. On September 12, 1996, Peoples Federal converted from the mutual form of ownership to the stock form of ownership. Peoples Financial's activities have been limited primarily to holding the common stock of Peoples Federal. Both entities are headquartered at 211 Lincoln Way East, Massillon, Ohio 44646.

         As a unitary savings and loan holding company, Peoples Financial is subject to regulation, supervision and examination by the Office of Thrift Supervision. As a savings and loan association, Peoples Federal is subject to regulation, supervision and examination by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation. Deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation. Peoples Federal is also a member of the Federal Home Loan Bank of Cincinnati.

         Peoples Federal is principally engaged in the business of making permanent first and second mortgage loans secured by one- to four-family residential real estate located in Peoples Federal's primary market area, and investing in U.S. Government and agency obligations, interest-bearing deposits in other financial institutions, mortgage-backed securities and municipal securities. Peoples Federal also originates loans for the construction of residential real estate and loans secured by multifamily real estate (more than four units) and nonresidential real estate. The origination of consumer loans, including unsecured loans and loans secured by deposits, constitutes a small portion of Peoples Federal's lending activities. Loan funds are obtained primarily from deposits, which are insured up to applicable limits by the Federal Deposit Insurance Corporation, and loan and mortgage-backed and related securities repayments. Income is derived primarily from interest and fees earned in connection with its lending activities, and its principal expenses are interest paid on deposits and borrowings and operating expenses.

         Peoples Federal conducts business from its main office and a full-service branch office, both located in Massillon, Ohio, and a lending office in the Belden Village area of North Canton, Ohio. In July 2000, Peoples

Federal also opened a full-service in-store branch inside a new Wal-Mart Supercenter, also located in Massillon, Ohio. At ______________, Peoples Federal employed a total of __ individuals, of which __ were full-time employees.

         Massillon is located eight miles west of Canton, thirty two miles south of Akron and fifty miles south of Cleveland. Peoples Federal's primary market area consists of Stark County, Ohio, and adjacent counties.

         Peoples Federal owns all of the outstanding shares of Massillon Community Service Corporation, an inactive Ohio corporation.

                         NATIONAL BANCSHARES CORPORATION

         National Bancshares is a bank holding company incorporated under the laws of the State of Ohio in 1985 for the purpose of owning all of the outstanding capital stock of First National. First National is a bank chartered under the laws of the United States and offers a full line of services usually found in any commercial bank operation, including checking accounts, savings accounts, certificates of deposit, personal loans, loans to business and industry, installment loans, safety deposit boxes and credit cards.

         First National operates ten full service offices and one limited service office in a market area comprised of most of Wayne County, portions of western Stark County, northeastern Holmes County and southern Medina County. There are approximately fifteen other banking and thrift organizations in the immediate market area. First National also competes with insurance companies, consumer finance companies, credit unions, mortgage banking companies, and commercial finance and leasing companies. In addition, money market mutual funds and brokerage houses provide many of the financial services offered by First National. The principal methods of competition are the rates of interest charged and paid for loans and deposits, fees charged for services, the quality of services provided and the convenience of banking hours and branch locations.

         First National is a member of the Federal Reserve System and its deposits are insured by the Federal Deposit Insurance Corporation. It is subject to supervision, examination and regulation by the Office of the Comptroller of the Currency. First National is also subject to supervision, examination and regulation by the Federal Reserve System.

                               THE ANNUAL MEETING

INTRODUCTION

         This document is being furnished to the shareholders of Peoples Financial in connection with the solicitation of proxies by the Peoples Financial Board of Directors for use at the Annual Meeting of Shareholders of Peoples Financial shareholders to be held on ________, __________ __, 2002, at __:00 __.m., Eastern Standard Time, at the offices of Peoples Financial, 211 Lincoln Way East, Massillon, Ohio, and at any adjournments or postponements of the Annual Meeting. Each copy of this document mailed to the shareholders of Peoples Financial is accompanied by a proxy card furnished in connection with the solicitation of proxies by the Peoples Financial Board of Directors for use at the Annual Meeting.

MATTERS TO BE CONSIDERED; BOARD OF DIRECTORS RECOMMENDATION

         At the Annual Meeting, Peoples Financial shareholders will be asked to:

         -        vote upon the following resolution:

                  Resolved, that the Agreement and Plan of Merger, dated as of October 2, 2001, by and between National Bancshares Corporation and Peoples Financial Corporation, a copy of which is attached to the proxy statement of Peoples Financial Corporation dated _________, 2002, and the transactions contemplated thereby, including the merger of a wholly-owned subsidiary of National Bancshares

                  Corporation with and into Peoples Financial Corporation, and the cancellation of each outstanding common share of Peoples Financial Corporation in exchange for the right to receive $12.25 cash, be and they hereby are, adopted and approved;

         - vote upon the reelection of four directors for terms to expire in 2004; and

         - vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof (including, without limitation, adjournment or postponement of the Annual Meeting in order to allow for additional solicitation of shareholder votes in order to obtain a quorum or in order to obtain more votes in favor of the foregoing resolution).

         The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this document.

         The Peoples Financial Board of Directors has determined that the adoption of the merger agreement is in the best interests of Peoples Financial shareholders. ACCORDINGLY, THE PEOPLES FINANCIAL BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND THE APPROVAL OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE MERGER. SEE "THE MERGER - BACKGROUND AND REASONS FOR THE MERGER." IN ADDITION, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REELECTION OF ITS FOUR NOMINEES.

          SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE ANNUAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST ADOPTION OF THE MERGER AGREEMENT.

RECORD DATE AND VOTING

         Only the holders of record of Peoples Financial common shares as of the close of business on _________, 2002, are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were 1,234,085 common shares of Peoples Financial outstanding and entitled to vote, held by approximately ____ shareholders of record and beneficially by approximately ______ shareholders. Directors and executive officers of Peoples Financial and its affiliates (as a group) were entitled to vote 270,364 common shares of Peoples Financial, or approximately 21.9% of the outstanding votes entitled to be cast at the Annual Meeting, and have executed agreements to vote their shares in favor of the merger agreement. First National owned and was entitled to vote 20,000 shares of Peoples Financial on the voting record date. Holders of record of Peoples Financial common shares as of the close of business on the record date are entitled to one vote per share on any matter voted on at the Annual Meeting.

         The presence, either in person or by proxy, of the holders of a majority of the outstanding common shares of Peoples Financial as of the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions count for the purpose of determining a quorum at the Annual Meeting.

         SHAREHOLDERS SHOULD NOT FORWARD ANY SHARE CERTIFICATES WITH THEIR PROXY CARDS. IF THE MERGER IS CONSUMMATED, SHARE CERTIFICATES SHOULD BE DELIVERED IN ACCORDANCE WITH INSTRUCTIONS SET FORTH IN A LETTER OF TRANSMITTAL, WHICH WILL BE SENT TO SHAREHOLDERS BY ____________________ IN ITS CAPACITY AS THE EXCHANGE AGENT, PROMPTLY AFTER THE MERGER IS EFFECTIVE.

VOTE REQUIRED

         The affirmative vote of the holders of at least a majority of the outstanding common shares of Peoples Financial entitled to vote on the matters to be acted upon is required to adopt the merger agreement. THE FAILURE TO SUBMIT A PROXY CARD OR VOTE IN PERSON AT THE ANNUAL MEETING HAS THE SAME EFFECT AS A VOTE AGAINST ADOPTION OF THE MERGER AGREEMENT. ABSTENTIONS AND FAILURES TO VOTE ON THIS MATTER BY A BROKER WHO SUBMITS A VOTE OF THE SAME SHARES ON THE ELECTION OF DIRECTORS ALSO HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT. BROKERS WHO HOLD COMMON SHARES OF PEOPLES FINANCIAL AS NOMINEES WILL NOT HAVE DISCRETIONARY AUTHORITY TO

VOTE SHARES WITH RESPECT TO THE MERGER AGREEMENT ABSENT INSTRUCTIONS FROM THE BENEFICIAL OWNER. THEREFORE, BY NOT GIVING SUCH INSTRUCTIONS, YOU WILL IN EFFECT BE VOTING AGAINST THE MERGER.

         The four nominees receiving the greatest number of votes will be elected as directors. Shares as to which the authority to vote is withheld are not counted toward the election of directors. If the enclosed proxy is signed, dated and returned by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the reelection of the four nominees. Shareholders may not cumulate their votes in the election of directors.

         The proxy holders named in the enclosed proxy card will vote all common shares of Peoples Financial represented by proxy cards that are properly signed and returned by shareholders in accordance with the instructions contained on the proxy card. You may specify your voting choices by marking the appropriate boxes on the proxy card. IF YOU PROPERLY SIGN AND RETURN THE PROXY CARD SENT TO YOU BY PEOPLES FINANCIAL BUT DO NOT SPECIFY YOUR VOTING CHOICES, YOUR SHARES WILL BE VOTED "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND FOR THE REELECTION OF THE NOMINEES, AS RECOMMENDED BY THE BOARD OF DIRECTORS.

         The Peoples Financial Board of Directors is not aware of any matters other than those set forth in the Notice of Annual Meeting of Shareholders of Peoples Financial that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on such matters in their discretion.

SECURITIES OWNERSHIP OF MANAGEMENT OF PEOPLES FINANCIAL

         The following table sets forth certain information with respect to the number of common shares of Peoples Financial beneficially owned by each director of Peoples Financial and by all directors and executive officers of Peoples Financial as a group as of ____________, 2002. No other person is known by management of Peoples Financial to own more than 5% of the outstanding common shares of Peoples Financial.


                                                              Amount and Nature of
                                                              Beneficial Ownership
                                                  --------------------------------------------
                                                   Sole Voting and           Shared Voting and              Percent of
Name and Address (1)                              Investment Power            Investment Power          Shares Outstanding
--------------------                              ----------------            ----------------          ------------------
Victor C. Baker                                         15,680 (2)                      -                       1.26%
James P. Bordner                                        12,268 (2)                  4,100                       1.32
Alan C. Edie                                             2,470 (3)                  2,000                        .36
Vincent G. Matecheck                                    20,668 (2)                    100                       1.67
Thomas E. Shelt                                         28,968 (2)                  5,775                       2.80
Vince E. Stephan                                        20,468 (2)                      -                       1.49
Paul von Gunten                                        123,433 (4)                  3,000                      10.18
All directors and executive officers of PFC
  as a group (9 people)                                284,780 (5)                 16,175                      22.92%

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of PFC.

(2) Includes 7,680 shares that may be acquired currently upon the exercise of options.

(3) Includes 2,304 shares that may be acquired currently upon the exercise of an option.

(4) Includes 8,240 shares that may be acquired currently upon the exercise of options.

(5) Includes 13,724 shares that may be acquired currently upon the exercise of options by executive officers of Peoples Financial who are not named in the table..

REVOCABILITY OF PROXIES

         A shareholder of record may revoke a proxy at any time prior to its exercise by:

         - delivering to Peoples Financial Corporation, 211 Lincoln Way East, Massillon, Ohio 44646, Attention: Linda L. Fowler, Secretary, a written notice of revocation prior to the Annual Meeting,

         - delivering, prior to the Annual Meeting, a duly executed proxy bearing a later date, or

         -        attending the Annual Meeting and voting in person.

         For shares held beneficially, but not as record holder, a shareholder may change a previous vote by submitting new voting instructions to the broker or nominee.

         The presence of a shareholder at the Annual Meeting will not in and of itself automatically revoke such shareholder's proxy. If shares are held of record, you can vote at the Annual Meeting. A beneficial holder may not vote or revoke a proxy at the Annual Meeting unless such shareholder has received a properly executed proxy from the broker or nominee.

SOLICITATION OF PROXIES

         All expenses of Peoples Financial's solicitation of proxies, including the cost of mailing this document to you, will be paid by Peoples Financial. Peoples Financial has retained Regan & Associates to assist in the solicitation of proxies at a cost of $4,500.

         Proxies may be solicited from shareholders by Regan & Associates and by directors, officers and employees by mail, in person or by telephone, facsimile or other means of communication. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for their reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and Peoples Financial will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such solicitation.

DISSENTERS' RIGHTS

         Shareholders of Peoples Financial who so desire are entitled to relief as dissenting shareholders under Ohio Revised Code Section 1701.85. A shareholder of Peoples Financial will be entitled to such relief, however, only if such shareholder complies strictly with all of the procedural and other requirements of Ohio Revised Code Section 1701.85. The following summary does not purport to be a complete statement of the method of compliance with Ohio Revised Code Section 1701.85 and is qualified in its entirety by reference to the copy of Ohio Revised Code Sections 1701.84 and 1701.85 attached hereto as Annex C.

         A Peoples Financial shareholder who wishes to perfect the rights of a dissenting shareholder in the event the merger agreement is adopted and the merger is approved:

         (a) Must have been a record holder of the Peoples Financial common shares as to which such shareholder seeks relief on the record date for the Annual Meeting;

         (b) Must not have voted such shareholder's Peoples Financial common shares in favor of adoption of the merger agreement and the approval of the merger; and

         (c) Must deliver to Peoples Financial, not later than ten days after the Annual Meeting, a written demand for payment of the fair cash value of the shares as to which such shareholder seeks relief. Such written demand must state the name and address of the shareholder, the number of shares as to which such shareholder seeks relief and the amount claimed as the fair cash value thereof.

         A vote against the adoption of the merger agreement and the approval of the merger will not satisfy the requirements of a written demand for payment. Any written demand for payment should be mailed or delivered to: Paul von Gunten, President and Chief Executive Officer, Peoples Financial Corporation, 211 Lincoln Way East, Massillon, Ohio 44646. As the written demand must be delivered within the ten-day period following the Annual Meeting, it is recommended, although not required, that a shareholder using the mails should use certified or registered mail, return receipt requested, to confirm that such shareholder has made a timely delivery.

         If Peoples Financial sends the dissenting shareholder, at the address specified in the shareholder's demand, a request for the certificate(s) representing the shareholder's shares, the shareholder must deliver the certificate(s) to the requesting company within fifteen days of the sending of such request. Peoples Financial may endorse the certificate(s) with a legend to the effect that the shareholder has demanded the fair cash value of the shares represented by the certificate(s). Failure to deliver the certificate(s) within fifteen days of the request terminates the shareholder's rights as a dissenting shareholder. Peoples Financial must notify the shareholder of its election to terminate the rights of the shareholder as a dissenting shareholder within twenty days after the lapse of the fifteen-day period.

         Unless the dissenting shareholder and Peoples Financial agree on the fair cash value per share of the Peoples Financial common shares, either may, within three months after the service of the written demand by the shareholder, file a petition in the Court of Common Pleas of Stark County, Ohio. If such court finds that the shareholder is entitled to be paid the fair cash value of any shares, the court may appoint one or more appraisers to receive evidence and to recommend a decision on the amount of the fair cash value.

         Fair cash value: (i) will be determined as of the day prior to the Annual Meeting, (ii) will be the amount a willing seller and a willing buyer would accept or pay with neither being under compulsion to sell or buy, (iii) will not exceed the amount specified in the shareholder's written demand, and
(iv) will exclude any appreciation or depreciation in market value resulting from the merger. The court will make a finding as to the fair cash value of a share and render judgment against Peoples Financial for its payment with interest at such rate and from such date as the court considers equitable. The costs of proceedings shall be assessed or apportioned as the court considers equitable.

         The rights of any dissenting shareholder will terminate if (a) the dissenting shareholder has not complied with Ohio Revised Code Section 1701.85, unless Peoples Financial by its Board of Directors, waives such failure, (b) Peoples Financial abandons or is finally enjoined or prevented from carrying out, or the shareholders of Peoples Financial rescind their adoption of the merger agreement, (c) the dissenting shareholder withdraws his written demand, with the consent of Peoples Financial, by its Board of Directors, or (d) Peoples Financial and the dissenting shareholder have not agreed upon the fair cash value of the Peoples Financial common shares and neither has timely filed or joined in a petition in an appropriate court for a determination of the fair cash value of the shares. For a discussion of the tax consequences to a shareholder who exercises dissenters' rights, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES."

         Because a proxy which does not contain voting instructions will be voted for the adoption of the merger agreement, a shareholder who wishes to exercise dissenters' rights must either (i) not sign and return a proxy or, (ii) if the shareholder signs and returns a proxy, vote against or abstain from voting on the adoption of the merger agreement and the approval of the merger.

         Peoples Financial shareholders who are not in favor of approving the merger but who do not wish to exercise their dissenters' rights may, in the alternative, attempt to sell their shares in the open market at the then current market price.

                                   THE MERGER

GENERAL

         If the merger is consummated, Peoples Financial will be acquired by National Bancshares through the merger of a wholly-owned subsidiary of National Bancshares with and into Peoples Financial, with Peoples

Financial being the surviving corporation. Immediately after this merger becomes effective, the surviving corporation will be merged with and into the National Bancshares. After the first two mergers, Peoples Federal will be merged with and into First National, although that final merger may not occur until a later date.

BACKGROUND AND REASONS FOR THE MERGER

         In September 1996, Peoples Federal converted from the mutual form of organization to the stock form of organization. In connection with the conversion, Peoples Financial was formed as a savings and loan holding company and issued common shares to depositors of Peoples Federal and others. The prospectus of Peoples Financial used in connection with the conversion offering disclosed as an investment risk factor that the returns on assets and equity of Peoples Federal had historically been low. In addition, the prospectus stated that because the investment of the proceeds of the conversion in loans would not occur immediately upon receipt and because total shareholders' equity would increase significantly as a result of the conversion, the return on equity may decrease substantially for some time after the completion of the conversion.

         After the completion of the conversion, the Board of Directors of Peoples Financial attempted to find ways to increase the returns on both equity and assets. For example, in an effort to invest conversion proceeds profitably, Peoples Financial attempted to increase mortgage loan originations. In addition, in an effort to reduce excess capital, Peoples Financial purchased a total of 213,076 shares of Peoples Financial in open market transactions in 1997 and 1998, the total cost of which equaled $3,048,466. In addition, Peoples Financial made a distribution in 1997 of $7,083,060, or $5.00 per share, to shareholders, most of which constituted a "tax free" return of capital. In 1999, a special dividend in the amount of $3,795,324, or $3.00 per share, was declared and paid to shareholders. Despite such efforts, Peoples Financial's returns on assets and equity remained well below levels considered by the Board of Directors to be satisfactory.

         As a result, the directors generally questioned whether the continuation of the independence of Peoples Financial would provide to shareholders a return on their investment that eventually would equal or exceed that of comparable institutions. On June 4, 2001, the Board of Directors invited representatives of Friedman Billings & Ramsey to make a presentation on developments and trends in the industry, as well as on strategic alternatives. As the directors focused at the meeting on the future prospects of Peoples Financial as an independent entity, they considered whether Peoples Financial could continue to grow and prosper in an industry in which competition was affected not only by significant technological change, but also by the proliferation of alternative deposit products and independent mortgage lenders and by the increased consolidation of financial institutions in general. The implementation of various products and services was considered and discussed in relation to such competition, with the eventual recognition that there were many products and services Peoples Financial could not offer because of the expense of implementation.

         The discussions at the June 4, 2001, meeting generated concern about whether shareholder value could be increased if the competition could not be met. While the directors believed that certain long-term goals of Peoples Financial could possibly be reached, the impact on shareholder value of the expense necessary to develop competitive products and services could be significant. In order to give each of the directors an opportunity to contemplate the discussions of the Board of Directors, the meeting was adjourned for a week.

         On June 12, 2001, the Board of Directors continued its discussions of the strategic alternatives available. Following a lengthy review and debate of all of the matters addressed at the June 4, 2001, meeting, the Board of Directors decided to engage Friedman Billings & Ramsey for the purpose of exploring the possibility of pursuing a potential merger. Among the reasons for such determination were the following:

         - the peer group analysis presented by Friedman Billings & Ramsey indicated that Peoples Financial's returns on assets and equity were substantially below the peer group average and that such performance had persisted since the conversion from mutual form to stock form;

         -        competition for deposit products was growing; and

         - Peoples Financial would have difficulty remaining competitive because the investment in the new products and services required to meet the competition would impact earnings.

         On June 15, 2001, representatives from Friedman Billings & Ramsey met with the Board of Directors. Twenty-four potential merger partners were identified on the basis of historic financial performance, relative size, compatibility of products and services of the institution to the products and services of Peoples Financial and a variety of other factors. Following an extensive discussion of the twenty-four possibilities, the directors identified twenty bank and thrift holding companies and other financial institutions that might have an interest in pursuing a possible transaction with Peoples Financial. The directors then authorized the President of Peoples Financial to work with Friedman Billings & Ramsey to assemble a confidential offering memorandum for distribution to such candidates upon receipt of confidentiality agreements. Such candidates were to submit non-binding indications of interest to Friedman Billings & Ramsey in late July.

         On July 31, 2001, the Board of Directors convened to review the non-binding indications of interest. Friedman Billings & Ramsey reported that sixteen of the twenty companies requested the confidential offering memorandum of Peoples Financial. Of such sixteen, six submitted non-binding indications of interest. Such indications of interest were analyzed in relation to Peoples Financial's financial statements and comparable transactions and to the type of consideration being offered.

         The Board of Directors discussed at length each indication of interest and analysis. During the discussion, the directors eliminated three of the six on the basis that the value of each proposal was substantially below the value of the other three. The three not eliminated included two savings and loan holding companies and National Bancshares. Based on extensive discussion of the proposals, the Board of Directors instructed Friedman Billings & Ramsey to invite each of the remaining three potential acquirors to perform a due diligence analysis of the books and records of Peoples Financial and to coordinate with management suitable times for such due diligence.

         During August 2001, the three potential acquirors performed an extensive review of Peoples Financial, and the Peoples Financial Board of Directors met with representatives of each of the potential acquirors. In addition, the Board of Directors of Peoples Financial reviewed substantial information on each of the three potential acquirors. After the completion of such due diligence, the three potential acquirors presented final proposals in August 2001.

         At a meeting on August 22, 2001, the Board of Directors considered each acquisition proposal. The National Bancshares final proposal provided either for an exchange of each common share of Peoples Financial for $12.16 cash or for a combination of cash and National Bancshares shares valued at $11.75. The final proposal of one of the two savings and loan holding companies provided for an exchange of each common share of Peoples Financial for cash or for a combination of cash and shares of stock of such savings and loan holding company, in each case in an amount less than the National Bancshares proposal. The other savings and loan holding company provided for an exchange of each Peoples Financial share for a combination of cash and shares of stock of such stock savings and loan holding company valued at an amount less than the National Bancshares proposal. The various other terms and conditions of the final proposals were then carefully reviewed.

         Based on an evaluation of the nominal values, the directors noted that the National Bancshares cash and combination proposals were higher than the other two. While the National Bancshares cash and stock proposal was lower than its cash proposal, the directors were also inclined to focus primarily on the cash offer because they were concerned that the market for National Bancshares shares was not sufficiently liquid. In addition, the directors recognized that the stock market in general had been very volatile for a significant period of time. Moreover, the directors realized that because of the need for shareholder and regulatory approval of any merger, the time between the execution of a merger agreement and the closing of a merger would be four to six months. In view of such influences, one of the objectives of directors was to obtain a fair value for Peoples Financial without subjecting such value to the risks inherent in a volatile market during the four to six months between the execution of the merger agreement and the closing. The directors believed that the cash offer eliminated any market risk.

         While each of the two thrift holding companies was considered by the directors to be a well managed, strongly performing company, the lower nominal value of each concerned the directors. As a result, the directors authorized Friedman Billings & Ramsey to contact each of the three potential acquirors to inquire into whether any of them would increase its offer. After such contacts were made, Friedman Billings & Ramsey reported that each of the three companies elected to increase its offer by a modest amount. National Bancshares increased its cash offer to $12.25 per share, a price in excess of that of the other two companies. After extensive discussion of all of the proposals, the Board of Directors unanimously decided to pursue the National Bancshares offer due, among other factors, to the higher nominal value of the National Bancshares proposal. Accordingly, the Board of Directors authorized management to pursue negotiating a definitive merger agreement with National Bancshares.

         On September 27, 2001, the Board of Directors met to discuss the various drafts of the agreement and the progress of negotiations. On October 1, 2001, the Board of Directors met to consider the final merger agreement and other relevant documents. At such meeting, Friedman Billings & Ramsey delivered its opinion that the financial consideration was fair, from a financial point of view, to the holders of common shares of Peoples Financial. After a thorough discussion of the contemplated transactions, the Board of Directors of Peoples Financial voted unanimously to approve the merger agreement and authorized execution of the merger agreement and related documents.

         In the course of reaching its determination to approve the merger agreement, the Board of Directors of Peoples Financial considered all factors it deemed material. Such factors included:

         - the factors discussed with Friedman Billings & Ramsey at its Board of Directors meetings;

         - the written opinion of Friedman Billings & Ramsey that the financial consideration to be received by the shareholders of Peoples Financial pursuant to the merger agreement was fair from a financial point of view;

         - the ability of National Bancshares to pay the merger consideration;

         - the type of business that National Bancshares conducts in the region, and the expanded products, services and pricing capabilities that National Bancshares may provide to the customers of both National Bancshares and Peoples Financial; and

         - the likelihood of receiving the required approvals in a timely manner.

         The foregoing discussion of the information and factors considered by the Board of Directors of Peoples Financial is not intended to be exhaustive, but constitutes the material factors considered by the Board of Directors. In reaching its determination to approve and recommend the merger agreement, the Board of Directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have weighed factors differently. The terms of the merger agreement were the product of arm's length negotiations between representatives of Peoples Financial and National Bancshares.

         FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AS ADVISABLE AND IN THE BEST INTERESTS OF PEOPLES FINANCIAL AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS OF PEOPLES FINANCIAL VOTE FOR THE ADOPTION OF THE MERGER AGREEMENT.

OPINION OF FINANCIAL ADVISOR

         GENERAL. Pursuant to an engagement letter, dated June 27, 2001, by and between Peoples Financial and Friedman Billings & Ramsey, Peoples Financial retained Friedman Billings & Ramsey to act as its sole financial advisor in connection with a possible merger and related matters. As part of its engagement, Friedman Billings & Ramsey agreed, if requested by Peoples Financial, to render an opinion with respect to the fairness, from a financial point of view, to the holders of Peoples Financial common shares, of the merger consideration as set forth in a definitive merger agreement.

         Friedman Billings & Ramsey is a nationally recognized specialist in the financial services industry in general, and in banks and thrifts in particular. Friedman Billings & Ramsey is regularly engaged in evaluations of financial institutions and in advising institutions with regard to mergers and acquisitions, as well as raising debt and equity capital. Peoples Financial selected Friedman Billings & Ramsey as its financial advisor based upon Friedman Billings & Ramsey's qualifications, expertise and reputation in such capacity.

         On October 1, 2001, Friedman Billings & Ramsey delivered its oral opinion that the merger consideration pursuant to the merger agreement was fair to Peoples Financial shareholders, from a financial point of view, as of the date of such opinion. Friedman Billings & Ramsey also delivered to the Peoples Financial Board of Directors a written fairness opinion dated as of October 2, 2001, confirming and updating its oral opinion. Friedman Billings & Ramsey further updated its October 2, 2001 opinion as of the date of this document. No limitations were imposed by Peoples Financial on Friedman Billings & Ramsey with respect to the investigations made or the procedures followed in rendering its written opinion.

         THE FULL TEXT OF FRIEDMAN BILLINGS & RAMSEY'S WRITTEN OPINION TO THE PEOPLES FINANCIAL BOARD OF DIRECTORS, DATED AS OF THE DATE OF THIS DOCUMENT, IS ATTACHED IN ITS ENTIRETY AS ANNEX B. THE WRITTEN OPINION SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND EXTENT OF REVIEW BY FRIEDMAN BILLINGS & RAMSEY. IT SHOULD BE READ CAREFULLY AND IN ITS ENTIRETY IN CONJUNCTION WITH THIS DOCUMENT. THE FOLLOWING SUMMARY OF FRIEDMAN BILLINGS & RAMSEY'S OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE WRITTEN OPINION. FRIEDMAN BILLINGS & RAMSEY'S WRITTEN OPINION IS ADDRESSED TO THE PEOPLES FINANCIAL BOARD OF DIRECTORS AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER OF PEOPLES FINANCIAL AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE PEOPLES FINANCIAL ANNUAL MEETING DESCRIBED IN THIS DOCUMENT.

         Friedman Billings & Ramsey, in connection with rendering its opinion:

         - reviewed Peoples Financial's Annual Report to Shareholders and Annual Report on Form 10-KSB for each of the years ended September 30, 2000, September 30, 1999 and September 30, 1998, including the audited financial statements contained therein, and Peoples Financial's Quarterly Report on Form 10-QSB for each of the quarters ended June 30, 2001, March 31, 2001 and December 31, 2000;

         - reviewed National Bancshares' Annual Report to Shareholders and Annual Report on Form 10-K for each of the years ended December 31, 2000, December 31, 1999 and December 31, 1998, including the audited financial statements contained therein, and National Bancshares' Quarterly Report on Form 10-Q for each of the quarters ended June 30, 2001 and March 31, 2001;

         - reviewed certain other public and non-public information, primarily financial in nature, relating to the respective businesses, earnings, assets and prospects of Peoples Financial and National Bancshares provided to Friedman Billings & Ramsey or publicly available;

         - participated in meetings and telephone conferences with members of senior management of Peoples Financial and National Bancshares concerning the financial condition, business, assets, financial forecasts and prospects of the respective companies, as well as other matters Friedman Billings & Ramsey believed relevant to its inquiry;

         - reviewed certain stock market information for Peoples Financial common shares and National Bancshares common stock and compared it with similar information for certain companies, the securities of which are publicly traded;

         - compared the results of operations and financial condition of Peoples Financial and National Bancshares with that of certain companies that Friedman Billings & Ramsey deemed to be relevant for purposes of its opinion;

         - reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that Friedman Billings & Ramsey deemed to be relevant for purposes of its opinion;

         -        reviewed the merger agreement and certain related documents;
                  and

         - performed such other reviews and analyses as Friedman Billings & Ramsey deemed appropriate.

         The oral and written opinions provided by Friedman Billings & Ramsey to Peoples Financial were necessarily based upon economic, monetary, financial market and other relevant conditions as of the dates thereof.

         In connection with its review and arriving at its opinion, Friedman Billings & Ramsey relied upon the accuracy and completeness of the financial information and other pertinent information provided by Peoples Financial and National Bancshares to Friedman Billings & Ramsey for purposes of rendering its opinion. Friedman Billings & Ramsey did not assume any obligation to verify independently any of the provided information as being complete and accurate in all material respects. With regard to the financial forecasts established and developed for Peoples Financial and National Bancshares with the input of the respective management teams, as well as projections of cost savings, revenue enhancements and operating synergies, Friedman Billings & Ramsey assumed that these materials had been reasonably prepared on bases reflecting the best available estimates and judgments of Peoples Financial and National Bancshares as to the future performance of the separate and combined entities and that such projections provided a reasonable basis upon which Friedman Billings & Ramsey could formulate its opinion. Neither Peoples Financial nor National Bancshares publicly discloses such internal management projections of the type utilized by Friedman Billings & Ramsey in connection with Friedman Billings & Ramsey's role as financial advisor to Peoples Financial with respect to the review of the merger. Therefore, such projections cannot be assumed to have been prepared with a view towards public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including, among others, factors relative to the general economic and competitive conditions facing Peoples Financial and National Bancshares. Accordingly, actual results could vary significantly from those set forth in the respective projections.

         Friedman Billings & Ramsey does not claim to be an expert in the evaluation of loan portfolios or the allowance for loan losses with respect thereto and therefore assumes that such allowances for Peoples Financial and National Bancshares are adequate to cover such losses. In addition, Friedman Billings & Ramsey does not assume responsibility for the review of individual credit files and did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of Peoples Financial or National Bancshares, nor was Friedman Billings & Ramsey provided with such appraisals. Furthermore, Friedman Billings & Ramsey assumes that the merger will be consummated in accordance with the terms set forth in the merger agreement, without any waiver of any material terms or conditions by Peoples Financial, and that obtaining the necessary regulatory approvals for the merger will not have an adverse effect on either separate entity or the combined entity. Moreover, in each analysis that involves per share data for Peoples Financial, Friedman Billings & Ramsey adjusted the data to reflect the effect of the redemption of outstanding stock options for cash.

         In connection with rendering its October 2, 2001, written opinion to the Peoples Financial Board of Directors, Friedman Billings & Ramsey performed a variety of financial and comparative analyses, which are briefly summarized below. Such summary of analyses does not purport to be a complete description of the analyses performed by Friedman Billings & Ramsey. Moreover, Friedman Billings & Ramsey believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete understanding of the scope of the process underlying the analyses and, more importantly, the opinion derived from them.

         The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, Friedman Billings & Ramsey also included assumptions with respect to general economic, financial market and other financial conditions. Furthermore, Friedman Billings & Ramsey drew from its past experience in similar transactions, as well as its experience in the valuation of securities and its general knowledge of the banking industry as a whole. Any estimates in Friedman Billings & Ramsey's analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from such estimates. Estimates of company valuations do not purport to be appraisals nor to necessarily reflect the prices at which companies or their respective securities actually may be sold. None of the analyses performed by Friedman Billings & Ramsey were assigned a greater significance by Friedman Billings & Ramsey than any other in deriving its opinion.

         COMPARABLE COMPANY ANALYSIS. Friedman Billings & Ramsey reviewed and compared actual stock market data and actual and estimated selected financial information for Peoples Financial with corresponding information for sixteen publicly traded thrifts with assets between $50 million and $200 million and an equity-to- assets ratio between 9.0% and 10.0% (the "Peoples Financial Peer Group"). The following is the Peoples Financial Peer Group:

         1.   FirstFed Bancorp, Incorporated             Bessemer, AL
         2.   River Valley Bancorp                       Madison, IN
         3.   Advance Financial Bancorp                  Wellsburg, WV
         4.   WHG Bancshares Corporation                 Lutherville, MD
         5.   SouthFirst Bancshares, Inc.                Sylacauga, AL
         6.   CBES Bancorp, Inc.                         Excelsior Springs, MO
         7.   High Country Bancorp, Inc.*                Salida, CO
         8.   First Independence Corporation             Independence, KS
         9.   Blue River Bancshares, Inc.                Shelbyville, IN
         10.  First Federal Bancorporation               Bemidji, MN
         11.  ASB Financial Corp.                        Portsmouth, OH
         12.  North Bancshares, Inc.                     Chicago, IL
         13.  Sobieski Bancorp, Inc.*                    South Bend, IN
         14.  Community Investors Bancorp, Inc.          Bucyrus, OH
         15.  Homestead Bancorp, Inc.                    Ponchatoula, LA
         16.  Horizon Financial Services Corporation     Oskaloosa, IA

         *Financial data as of March 31, 2001

         The following table represents a summary analysis of the Peoples Financial Peer Group based on market prices as of September 28, 2001, and the latest publicly available financial data as of or for the twelve months ended June 30, 2001:

                                                                              Peoples Financial
                                                    Mean          Median         Corporation
Price to last twelve month earnings                 12.0x         12.3x              38.8x
Price to book value                                 83.2%         80.9%              96.0%
Price to tangible book value                        84.2%         83.0%              96.0%
Dividend yield                                      2.84%         2.94%              2.94%
Return on average assets                            0.50%         0.64%              0.26%
Return on average equity                            4.81%         6.45%              2.61%
Leverage ratio                                      9.82%         9.85%              9.87%
Efficiency ratio                                    71.5%         68.0%              85.2%

         Friedman Billings & Ramsey reviewed and compared actual stock market data and actual and estimated selected financial information for National Bancshares with corresponding information for twelve publicly traded banks with assets between $100 million and $500 million and a return on average assets of greater than 1.0% and a return on average equity of less than 12.0% (the "National Bancshares Peer Group"). The following is the National Bancshares Peer
Group:

         1.   Old Point Financial Corporation               Hampton, VA
         2.   Bar Harbor Bankshares                         Bar Harbor, ME
         3.   1st State Bancorp, Inc.                       Burlington, NC
         4.   Commercial National Financial Corporation     Latrobe, PA
         5.   Jeffersonville Bancorp                        Jeffersonville, NY
         6.   Britton & Koontz Capital Corporation          Natchez, MS
         7.   Southwest Georgia Financial Corporation       Moultrie, GA
         8.   Berkshire Bancorp Inc.                        New York, NY
         9.   RHBT Financial Corporation                    Rock Hill.  SC
         10.  Central Virginia Bankshares, Inc.             Powhatan, VA
         11.  Cornerstone Bancorp, Inc.                     Stamford, CT
         12.  Brunswick Bancorp                             New Brunswick, NJ

         The following table represents a summary analysis of the National Bancshares Peer Group based on market prices as of September 28, 2001, and the latest publicly available financial data as of or for the last twelve months ended June 30, 2001:

                                                                              National Bancshares
                                                    Mean        Median            Corporation
                                                    ----        ------            -----------
Price to last twelve months earnings                13.0x        12.6x               14.2x
Price to book value                                111.6%       116.1%              118.2%
Price to tangible book value                       111.7%       113.5%              119.4%
Dividend yield                                      2.59%        3.12%               3.25%
Return on average assets                            1.11%        1.06%               1.27%
Return on average equity                            9.05%       10.50%               8.78%
Leverage ratio                                     12.53%       10.42%              15.07%
Efficiency ratio                                    61.0%        62.0%               61.9%

         COMPARABLE TRANSACTION ANALYSIS. Friedman Billings & Ramsey reviewed and compared actual information for groups of comparable pending (as of September 28, 2001) and completed transactions (since June 30, 2000) it deemed pertinent to an analysis of the merger. The implied acquisition price was compared to the median ratios of (i) price to last twelve months earnings, (ii) price to book value, (iii) price to tangible book value, and (iv) price to assets, for each of the following five pending and recently completed transaction comparable groups:

         - all thrift acquisitions with the selling thrift headquartered in the midwest region ("Comparable Regional Deals");

         - all thrift acquisitions with the target thrift having assets between $50 million and $200 million ("Comparable Asset Size");

         - all thrift acquisitions with the target thrift having an equity to assets ratio between 8.0% and 12.0% ("Comparable Capitalization");

         - all thrift acquisitions with the target thrift having a return on average assets less than 0.80% ("Comparable
                  Profitability"); and

         - all thrift acquisitions with the target thrift having a nonperforming assets to assets ratio of less than 0.50% ("Comparable Asset Quality").

         Friedman Billings & Ramsey calculated an implied valuation for Peoples Financial by applying the median price to book value, tangible book value, earnings and assets for each of the five groups of pending comparable transactions described above to Peoples Financial's current book value, tangible book value, earnings, and assets. Friedman Billings & Ramsey concluded that this analysis implied a valuation range of $11.0 million to $13.5 million for Peoples Financial as compared to the $15.1 million National Bancshares proposal under the merger agreement.

         CONTRIBUTION ANALYSIS. Friedman Billings & Ramsey analyzed the contribution of each company to the resulting combined company relative to the approximate ownership of the resulting combined company assuming 100% stock consideration. This analysis indicated that Peoples Financial shareholders would hold approximately 29.8% of the pro forma equity of the combined company. Peoples Financial's approximate contributions are listed below by category:

                                                  Peoples
                                                 Financial
                                                Corporation
                                              ----------------
Assets                                              34.9%
Loans                                               45.3%
Deposits                                            32.0%
Equity                                              25.8%
Tangible equity                                     25.9%
Last twelve month core earnings                     9.6%
2001 estimated earnings                             10.6%
2002 estimated earnings                             10.4%

         ACCRETION/DILUTION ANALYSIS. On the basis of financial projections and estimates of ongoing cost savings accruing to the resulting combined company provided to Friedman Billings & Ramsey by management of Peoples Financial, as well as estimated one-time costs related to the merger, Friedman Billings & Ramsey compared per share equivalent earnings, cash dividends, book value and tangible book value of the resulting combined company to the stand-alone projections for National Bancshares.

         The accretion/dilution analysis demonstrated, among other things, that the merger would result in:

         - 6.9% accretion to cash earnings per share for National Bancshares shareholders in fiscal year 2002 and over the period of the analysis;

         - no change in cash dividends for National Bancshares shareholders;

         - 0.0% and 18.5% dilution to book value and tangible book value per share, respectively, for National Bancshares shareholders over the period of the analysis.

         DISCOUNTED CASH FLOW ANALYSIS. Friedman Billings & Ramsey performed a discounted cash flow analysis with regard to Peoples Financial in an acquisition scenario. This analysis utilized a range of discount rates of 9.0% to 15.0% and a range of terminal earnings multiples of 13.0x to 16.0x. The analysis resulted in a range of present values of $8.1 million to $12.6 million for Peoples Financial as compared to the $15.1 million National Bancshares proposal pursuant to the merger agreement. As indicated above, this analysis was based on Peoples Financial's and National Bancshares' senior management estimates and is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities currently trade or will trade at any time in the future. Friedman Billings & Ramsey included the discounted cash flow analysis because it is a widely used valuation methodology, but noted that the results of such methodology are highly dependent upon numerous assumptions that must be made, including earnings growth rates, discount rates, and terminal values.

         OTHER ANALYSES. Friedman Billings & Ramsey also reviewed certain other information including pro forma estimated balance sheet composition, pro forma financial performance and pro forma deposit market share.

         NO COMPANY USED AS A COMPARISON IN THE ABOVE ANALYSES IS IDENTICAL TO PEOPLES FINANCIAL, NATIONAL BANCSHARES OR THE COMBINED RESULTING COMPANY, AND NO OTHER TRANSACTION IS IDENTICAL TO THE MERGER. ACCORDINGLY, AN ANALYSIS OF THE RESULTS OF THE FOREGOING IS NOT PURELY MATHEMATICAL; RATHER, SUCH ANALYSES INVOLVE COMPLEX CONSIDERATIONS AND JUDGMENTS CONCERNING DIFFERENCES IN FINANCIAL MARKET AND OPERATING CHARACTERISTICS OF THE COMPANIES AND OTHER FACTORS THAT COULD AFFECT THE PUBLIC TRADING VOLUME OF THE COMPANIES TO WHICH PEOPLES FINANCIAL, NATIONAL BANCSHARES AND THE COMBINED RESULTING COMPANY ARE BEING COMPARED.

         IN CONNECTION WITH THE DELIVERY OF ITS WRITTEN OPINION DATED AS OF THE DATE OF THIS DOCUMENT, FRIEDMAN BILLINGS & RAMSEY PERFORMED PROCEDURES TO UPDATE, AS NECESSARY, CERTAIN OF THE ANALYSES DESCRIBED ABOVE AND REVIEWED THE ASSUMPTIONS ON WHICH SUCH ANALYSES DESCRIBED ABOVE WERE BASED AND THE FACTORS CONSIDERED IN CONNECTION THEREWITH. FRIEDMAN BILLINGS & RAMSEY DID NOT PERFORM ANY ANALYSES IN ADDITION TO THOSE DESCRIBED ABOVE IN UPDATING THE WRITTEN OPINION.

         For its financial advisory services provided to Peoples Financial, Friedman Billings & Ramsey has been paid a fee of $75,000 as of the date of this document and will be paid an additional fee of approximately $270,000 at the time of closing of the merger. In addition, Peoples Financial has agreed to reimburse Friedman Billings & Ramsey for all reasonable out-of-pocket expenses incurred by it on Peoples Financial's behalf, as well as to indemnify Friedman Billings & Ramsey against certain liabilities, including any such liabilities which may arise under the federal securities laws.

         FRIEDMAN BILLINGS & RAMSEY IS A MEMBER OF ALL PRINCIPAL SECURITIES EXCHANGES IN THE UNITED STATES AND IN THE CONDUCT OF ITS BROKER-DEALER ACTIVITIES MAY FROM TIME TO TIME PURCHASED SECURITIES FROM, AND SOLD SECURITIES TO, PEOPLES FINANCIAL AND/OR NATIONAL BANCSHARES. FRIEDMAN BILLINGS & RAMSEY MAY ALSO HAVE PURCHASED AND SOLD THE SECURITIES OF BOTH PEOPLES FINANCIAL AND NATIONAL BANCSHARES FOR FRIEDMAN BILLINGS & RAMSEY'S OWN ACCOUNT AND FOR THE ACCOUNTS OF ITS CUSTOMERS.

CONDUCT OF BUSINESS IF THE MERGER IS NOT CONSUMMATED

         If the merger is not consummated, Peoples Financial will continue its current operations. For reasons discussed under the caption, "THE MERGER - Background and Reasons for the Merger," Peoples Financial may continue to explore strategic alternatives, including a business combination or sale of Peoples Financial, if the merger with National Bancshares is not consummated.

REGULATORY FILINGS AND APPROVALS

         National Bancshares and Peoples Financial have agreed to use their reasonable best efforts to obtain all regulatory approvals required to consummate the merger, which include filing applications with the Office of Thrift Supervision and the Office of the Comptroller of the Currency, [AND HAVE COMPLETED THE APPLICABLE REGULATORY FILINGS PRIOR TO THE DATE OF THIS DOCUMENT.] The merger cannot proceed in the absence of these regulatory approvals. There can be no assurance that these regulatory approvals will be obtained, and, if obtained, there can be no assurance as to the date of any such approvals or the absence of any litigation challenging such approvals. National Bancshares and Peoples Financial are not aware of any other material governmental approvals or actions that are required prior to the parties' consummation of the merger other than those described above.

                              THE MERGER AGREEMENT

         The description of the merger agreement set forth below is not complete. For full information, you should read the merger agreement, a copy of which is attached to this document as Annex A.

TERMS OF THE MERGER

         THE MERGER. The merger agreement contemplates the merger of a wholly-owned subsidiary of National Bancshares with and into Peoples Financial. Immediately after the merger becomes effective, the surviving corporation will be merged with and into the National Bancshares. Peoples Federal will be merged with and into First National Bank, after which the separate existences of Peoples Financial and Peoples Federal will cease, although that final merger may occur at a later date rather than on the same date as the first two mergers.

         EFFECTIVE TIME. As promptly as practicable after the satisfaction or waiver of the conditions set forth in the merger agreement, the parties will complete the first merger by filing a Certificate of Merger with the Secretary of State of Ohio. The merger will be effective upon the filing of the Certificate of Merger or such later date as specified in the Certificate of Merger.

         CANCELLATION OF THE COMMON SHARES OF PEOPLES FINANCIAL IN THE MERGER. If the merger of Peoples Financial with the subsidiary of National Bancshares closes after the satisfaction or waiver of all of the closing conditions, each outstanding common share of Peoples Financial will be cancelled and extinguished in consideration and exchange for the right to receive $12.25 in cash from National Bancshares.

EXCHANGE OF CERTIFICATES

         EXCHANGE AGENT. __________________ will act as exchange agent for the exchange of share certificates pursuant to the merger.

         EXCHANGE PROCEDURES. No later than three business days following the effective time of the merger, National Bancshares shall cause the exchange agent to mail or make available to each record holder of common shares of Peoples Financial a notice and letter of transmittal disclosing the effectiveness of the merger and the procedure for exchanging each such record holder's common shares. At the effective time of the merger, National Bancshares shall make available to the exchange agent an amount of cash sufficient to make payment of the merger consideration to each record holder of common shares of Peoples Financial and payment of an amount to each holder of stock options who exercises such holder's stock options. Peoples Financial shareholders will be required to follow the instructions and surrender their certificates representing Peoples Financial common shares, together with the properly executed letter of transmittal, and any other required documents, to the exchange agent. Such shareholders will then be entitled to receive $12.25 in cash for each Peoples Financial common share held. No interest will be paid on any merger consideration.

         DISSENTING SHARES. Any holder of Peoples Financial shares who has properly exercised dissenters' rights shall be entitled to payment for such shares pursuant to the Ohio law. If, in accordance with the Ohio law, any holder of dissenting shares shall forfeit such right to payment of the fair value of such shares, such shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the effective time of the merger, the right to receive $12.25 per share.

REPRESENTATIONS AND WARRANTIES

         In the merger agreement, each of National Bancshares and Peoples Financial provide customary representations and warranties relating to, among other things:

         -        organization, standing and authority;

         - corporate authority to enter into and perform the merger agreement;

         -        conflicts with other agreements;

         -        securities documents and banking regulatory reports;

         -        financial statements;

         - changes in the party's business since the date of the most recent financial statements;

         -        legal proceedings;

         - information provided to the other parties and to the Peoples Financial shareholders; and

         -        share ownership.

         In the merger agreement, Peoples Financial and Peoples Federal also make additional representations and warranties relating to, among other things:


         -        capital structure;

         -        subsidiaries;

         -        environmental matters;

         -        tax matters;

         -        compliance with laws;

         -        employee benefit plans;

         -        material contracts;

         -        brokers and finders;

         -        insurance matters;

         -        title to property;

         -        labor matters;

         -        allowance for loan losses;

         -        material interests of insiders;

         -        fairness opinion;

         -        indemnification issues relating to directors and officers;

         -        loan portfolio;

         -        investments;

         -        corporate records;

         -        interest rate risk management instruments;

         -        certain operational matters;

         -        waivers of contractual rights;

         -        conversion-related restrictions;

         -        Community Reinvestment Act comments;

         -        affiliate transactions; and

         -        the Soldiers' and Sailors' Civil Relief Act.

         National Bancshares and First National represented and warranted that they have sufficient funds to perform their obligations under the merger agreement.

CONDUCT OF BUSINESS PENDING THE MERGER

              Peoples Financial and Peoples Federal agreed that until the merger is effective, they will conduct their business in the ordinary and usual course, consistent with past practice, and will seek to preserve intact their business organization and goodwill and keep in full force and effect all of their material rights. The merger agreement provides that Peoples Financial shall not, and shall cause its subsidiaries not to, unless in some cases consistent with past practice or with approval of National Bancshares:

         - declare, set aside, make or pay any dividend or other distribution, except for regular quarterly cash dividends not to exceed $0.06 per share;

         - issue any shares of capital stock, other than upon the exercise of stock options; purchase any of Peoples Financial's common shares; or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization;

         - amend their Articles of Incorporation, Code of Regulations, Charter or Bylaws;

         -        waive any material right or cancel any material debt or claim;

         - increase the rate of compensation of any of its directors, officers or employees;

         - enter into or modify any employee benefit arrangement or any employment agreement;

         - approve or close any brokered loan, any loan in excess of $275,000 for a loan secured by a first trust or mortgage, any loan in excess of $100,000 for a loan secured by a second trust or mortgage, or any loan in excess of $15,000 that is not secured by a first or second trust or mortgage on a one-to four-family residential property;

         - enter into any agreement or transaction not in the ordinary course of business;

         -        change its method of accounting;

         - enter into any lease of real or personal property or any service contract; or fail to give any required notice to prevent a lease or service contract from being renewed; or make any capital expenditures in excess of $10,000 individually or $30,000 in the aggregate;

         - file any applications or make any contract with respect to branching or site location or relocation;

         -        sell any Federal Home Loan Mortgage Corporation stock;

         - enter into any agreement granting any preferential right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights;

         -        modify any of its lending or investment policies;

         - enter into any agreement for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

         - take any action that would result in any of the representations and warranties made by Peoples Financial in the merger agreement not to be true and correct in any material respect at the effective time of the merger;

         - take any action that would delay the completion of the transactions contemplated by the merger agreement;

         - materially increase or decrease the rate of interest paid on time deposits or on certificates of deposit;

         - prepay any debt, including Federal Home Loan Bank of Cincinnati advances, at a premium or with a prepayment penalty or fee;

         - originate any fixed-rate one- to four-family mortgage loan that is not underwritten and documented to permit saleability to GSE secondary market investors;

         -        create or fill any new employment position; or

         - replace any current non-officer employee and provide the replacement employee with wages or salary that in an aggregate amount are greater than 110% of those that were provided to the employee being replaced.

         NO SOLICITATION. The merger agreement provides that Peoples Financial and Peoples Federal shall not solicit or encourage inquiries or proposals with respect to furnishing any information relating to or participate in any discussions or negotiations with any person in connection with any acquisition or purchase of all or a substantial portion of the assets of or equity interests in Peoples Financial or Peoples Federal. The merger agreement does not, however, prohibit Peoples Financial or Peoples Federal from furnishing information to, or entering into discussions, negotiations or an agreement with any person who makes an unsolicited proposal for any transaction described above, if:

         - the Board of Directors, after consulting with and being advised by legal counsel, determines in good faith that such action is required to fulfill its fiduciary obligations under the law, and

         - before providing the information to or entering into discussions or negotiations with such person, Peoples Financial provides written notice to National Bancshares.

         BREAK-UP FEE. Peoples Financial is required to pay a break-up fee of $600,000 to National Bancshares (reduced by any expenses already reimbursed to National Bancshares due to breach of the merger agreement by

Peoples Financial) upon termination of the merger agreement by either Peoples Financial or National Bancshares if, within one year after termination and subject to certain exceptions:

         (a) Peoples Financial or Peoples Federal enters into a written agreement to engage in a transaction whereby either Peoples Financial or Peoples Federal is to be acquired by any person other than National Bancshares or any affiliate of National Bancshares; or

         (b) the Board of Directors of Peoples Financial shall have recommended that its shareholders approve or accept any transaction whereby either Peoples Financial or Peoples Federal is to be acquired by any person other than National Bancshares or any affiliate of National Bancshares.

         Regardless of such events, Peoples Financial will not be required to pay the break-up fee if:

         (a) the merger agreement is terminated by the mutual written consent of the Boards of Directors of Peoples Financial and National Bancshares;

         (b) the merger agreement is terminated by Peoples Financial or National Bancshares because the merger is not consummated on or before September 30, 2002, unless the failure to consummate by September 30, 2002, is due to a willful breach by Peoples Financial of any of its representations, warranties or covenants under the merger agreement; or

         (c) the merger agreement is terminated by Peoples Financial or National Bancshares if in its reasonable determination, any event has occurred or circumstance arisen or been discovered that would preclude satisfaction of any of the conditions to the terminating party's requirement to close the merger, unless National Bancshares has terminated the merger agreement due to:

                  (1) withdrawal or adverse change by the Board of Directors of
                      Peoples Financial of a favorable recommendation to its shareholders of the adoption and approval of the merger agreement;

                  (2) a failure of the shareholders of Peoples Financial to
                      adopt the merger agreement after a vote taken at a meeting duly called for such purpose if a proposal for any transaction whereby either Peoples Financial or Peoples Federal is to be acquired by any person other than National Bancshares or any affiliate of National Bancshares was made at or prior to such meeting; or

                  (3) a failure to satisfy certain conditions to either party's requirement to close the transactions contemplated by the merger agreement if such failure is due to a willful breach by Peoples Financial of any of its representations, warranties or covenants under the merger agreement.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

         TREATMENT OF STOCK OPTIONS. At the time the merger is effective, each outstanding option to purchase Peoples Financial common shares will be cancelled and extinguished, and the holders of such stock options will be entitled to receive cash from National Bancshares in the amount of the difference between
(a) the product of (i) the difference between $12.25 and the exercise price per share of such stock option, multiplied by (ii) the number of common shares subject to such stock option, less (b) applicable federal and state tax withholding obligations of the holder of such stock option.

         As of ___________________, 2002, options to purchase 117,617 shares were outstanding, of which the directors and executive officers of Peoples Financial held options to purchase a total of 79,194 shares. Of the options held by directors and executive officers of Peoples Financial, options to purchase 5,761 shares had exercise prices less than $12.25 and therefore are expected to receive option cancellation payments. Any options with exercise prices greater than $12.25 are expected to be cancelled without receipt of consideration at the effective time of the merger.

         Each holder of a stock option will be required to execute an option cancellation agreement in order to receive payment for the option.

         DIRECTOR AND OFFICER INSURANCE AND INDEMNIFICATION. National Bancshares will provide director and officer liability insurance and indemnification to the former directors and executive officers of Peoples Financial and Peoples Federal for three years after consummation of the merger. Such insurance and indemnification shall be comparable to that in effect for such persons prior to the merger.

         EMPLOYMENT AND SEVERANCE AGREEMENTS. National Bancshares will assume the obligations of Peoples Federal under the severance or employment agreements entered into with any officer of Peoples Federal. Peoples Federal has employment agreements with Alan Edie, James R. Rinehart and Linda L. Fowler and a severance agreement with Paul von Gunten. Pursuant to such agreements, Mr. von Gunten will receive a payment of $85,000 if his employment is terminated before December 31, 2002. Messrs. Edie and Rinehart and Ms. Fowler could receive severance payments of $162,432, $102,408 and $137,250, respectively, in the event their employment is terminated or the nature of their employment is changed in certain ways within six months before or within twelve months after the merger is closed. Peoples Federal has also entered into an employment agreement with an executive officer of Peoples Federal who is not an executive officer of Peoples Financial and severance agreements with two other officers of Peoples Federal who are not executive officers of Peoples Financial. Each of these severance agreements and employment agreement provides for a payment to the employee if the individual's employment is terminated in connection with the closing of the merger, while the employment agreement also provides for payment if the individual's employment is not terminated but is changed in certain ways in connection with the merger.

         TERMINATION OF 401(k) PLAN. Peoples Financial and Peoples Federal shall take all steps necessary to terminate the Peoples Federal 401(k) plan at the effective time of the merger. All participants, including executive officers of Peoples Financial, will be deemed fully vested in their accounts at that time.

ADDITIONAL AGREEMENTS

         EMPLOYEE BENEFITS. National Bancshares shall offer to retain after the merger each non-officer employee of Peoples Financial and Peoples Federal. Except for the severance obligations owed to non-officer employees by Peoples Federal, after the effective time of the merger, National Bancshares shall treat such employees of Peoples Federal that National Bancshares is obligated to retain under the merger agreement in the same manner as National Bancshares treats its current employees. National Bancshares shall assume the obligations of Peoples Financial or Peoples Federal under the severance or employment agreements entered into with any officer of Peoples Financial or Peoples Federal.

         After the effective time of the merger, all non-officer employees of Peoples Federal who are actively employed at the effective time of the merger shall, upon satisfactory review of employment files and subject to First National employee standards of performance, be offered continued employment with First National. Each Peoples Federal non-officer employee immediately before the effective time of the merger to whom First National does not offer continued employment after such time or whose employment is terminated by First National without cause within one year after such time shall receive an employment severance payment. Such payment shall be equal to the product of one week of the employee's then current average weekly base salary or wages earned during the twelve-month period ending at the effective time of the merger multiplied by the number of total complete years of service by that employee as a Peoples Federal employee; provided, however, that the minimum severance payment shall equal one week's salary or wages and the maximum severance payment shall equal twenty-six weeks' salary or wages.

         Full-time employees of Peoples Federal who remain employed after the effective time of the merger will be eligible to participate in all welfare and benefit plans that are available to full-time employees of First National on the earliest date permitted by each such plan with credit for years of service with Peoples Federal for the purpose of eligibility and vesting.

         Peoples Financial and Peoples Federal shall take all steps necessary to terminate the Peoples Federal 401(k) plan at the effective time of the merger.

         REGULATORY FILINGS/COOPERATION. National Bancshares and Peoples Financial will prepare and cause to be filed applications and other documents with the Office of Thrift Supervision, the Office of the Comptroller of the Currency and any other governmental agencies as are required to secure the requisite approval of such agencies for the consummation of the transactions provided for in the merger agreement.

         EXPENSES. If Peoples Financial terminates the merger agreement due to the breach of the merger agreement by National Bancshares, National Bancshares shall pay to Peoples Financial all of its reasonable expenses, including the fees and expenses of its counsel, accountants, financial advisors, experts and consultants incurred in connection with the consummation of the merger, in an amount not to exceed $250,000. If National Bancshares terminates the merger agreement due to the breach of the merger agreement by Peoples Financial, Peoples Financial shall pay to National Bancshares all of its reasonable expenses, including the fees and expenses of its counsel, accountants, financial advisors, experts and consultants incurred in connection with the consummation of the merger, in an amount not to exceed $100,000.

         ENVIRONMENTAL REPORTS. Peoples Financial agreed to pay the expenses of a Phase I and Phase II environmental site assessment performed on certain real property owned by Peoples Financial.

CONDITIONS TO THE MERGER

        CONDITIONS TO OBLIGATIONS OF NATIONAL BANCSHARES AND PEOPLES FINANCIAL. The obligations of National Bancshares and Peoples Financial to effect the merger are subject to the satisfaction or waiver of the following conditions, among others:

         - the merger agreement must be validly adopted by the requisite vote of the shareholders of Peoples Financial;

         - all necessary approvals, consents, authorizations, exemptions or waivers (including any required by any federal or state governmental body or agency) must be obtained and all waiting periods required by law must have expired;

         - none of the parties shall be subject to any statute, rule, regulation, injunction or other order or decree which shall have been enacted by any governmental authority which prohibits, restricts or makes illegal completion of the merger; and

         - no proceeding initiated by any governmental entity seeking an order, injunction or decree issued by any court or agency of competent jurisdiction preventing the completion of the merger shall be pending.

         CONDITIONS TO OBLIGATIONS OF PEOPLES FINANCIAL. The obligations of Peoples Financial to effect the merger shall be subject to the satisfaction or waiver of the following conditions:

         - the representations and warranties made by National Bancshares in the merger agreement are true and correct in all material respects at the time of the closing;

         - National Bancshares shall have complied in all material respects with its obligations under the merger agreement; and

         - National Bancshares shall have delivered to Peoples Financial certain certificates of officers of National Bancshares certifying that conditions to closing have been satisfied.

         CONDITIONS TO OBLIGATIONS OF NATIONAL BANCSHARES. The obligations of National Bancshares to effect the merger are subject to the satisfaction or waiver of the following conditions:

         - the representations and warranties made by Peoples Financial in the merger agreement are true and correct in all material respects at the time of the closing;

         - Peoples Financial shall have complied in all material respects with its obligations under the merger agreement;

         - Peoples Financial shall have delivered to National Bancshares certain certificates of officers of Peoples Financial certifying that conditions to closing have been satisfied; and

         - the holders of no more than 10% of the outstanding common shares of Peoples Financial shall have properly exercised their dissenters' rights;

Peoples Financial shall have delivered to National Bancshares all option cancellation agreements required by the merger agreement.

         TERMINATION.  The merger agreement may be terminated:

         - by mutual agreement of the Board of Directors of National Bancshares and Peoples Financial;

         - by the Board of Directors of National Bancshares or Peoples Financial if the merger has not been consummated on or before September 30, 2002; provided, however, if such non-occurrence is due to either party's failure to satisfy its respective conditions under the merger agreement, the Board of Directors of such failing party shall not have the right to terminate the merger agreement;

         - by the Board of Directors of National Bancshares or Peoples Financial if in the reasonable determination of either Board of Directors any event has occurred or circumstance has arisen or been discovered that would preclude satisfaction of any of the conditions that both of the parties are subject to under the merger agreement as of the date of such determination; provided, however, that if such an event or circumstance is due to a breach by a party of any of its representations, warranties or covenants under the merger agreement, then the Board of Directors of that breaching party shall not have the right to terminate the merger agreement;

         - by the Board of Directors of Peoples Financial if in its reasonable determination any event has occurred or circumstance has arisen or been discovered that would preclude satisfaction of any of the conditions that only National Bancshares is subject to under the merger agreement as of the date of such determination, unless such an event or circumstance is due to a breach by Peoples Financial of any of its representations, warranties or covenants under the merger agreement;

         - by the Board of Directors of National Bancshares if in its reasonable determination any event has occurred or circumstance has arisen or been discovered that would preclude satisfaction of any of the conditions that only Peoples Financial is subject to under the merger agreement as of the date of such determination, unless such an event or circumstance is due to a breach by National Bancshares of any of its representations, warranties or covenants under merger agreement;

         - by the Board of Directors of Peoples Financial or National Bancshares if Peoples Financial or Peoples Federal, without having received National Bancshares' prior written consent, shall have entered into a written agreement to engage in a merger, consolidation or other business combination involving Peoples Financial or Peoples Federal or the acquisition of a twenty-five percent or greater equity interest in Peoples Financial or Peoples Federal, or for the purchase, lease or other acquisition of a substantial portion of the assets of Peoples Financial or Peoples Federal with any person other than National Bancshares or any affiliate of National Bancshares; or

         - by the Board of Directors of Peoples Financial or National Bancshares if the Board of Directors of Peoples Financial shall have recommended that the shareholders of Peoples Financial approve or accept any bona fide, written proposal for a merger, consolidation or other business combination involving Peoples Financial or Peoples Federal or the acquisition of a twenty-five percent or greater equity interest in Peoples Financial or Peoples Federal, or for the purchase, lease or other acquisition of a substantial portion of the assets of Peoples Financial or Peoples Federal.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of material federal income tax consequences of the merger to Peoples Financial shareholders. It is assumed for purposes of this discussion that the common shares are held as "capital assets" within the meaning of Section 1221 of the Internal Revenue Code. The tax consequences to each shareholder will depend in part upon such shareholder's particular situation. Generally, shareholders will recognize gain, if any, up to the amount of cash received, depending upon such shareholder's basis in the Peoples Financial common shares that such shareholder owns. Similarly, if a shareholder is a dissenting shareholder who receives cash in payment for such dissenting shareholder's common shares, such shareholder will recognize gain, if any, up to the amount of cash such dissenting shareholder receives, based upon such dissenting shareholder's basis in the Peoples Financial common shares that such dissenting shareholder owns.

         Special tax consequences not described in this document may be applicable to particular classes of taxpayers, such as financial institutions, insurance companies, tax-exempt organizations, broker-dealers, traders in securities that elect to mark to market, persons that hold common shares as part of a straddle or conversion transaction, persons who are not citizens or residents of the United States and shareholders who acquired their common shares through the exercise of an employee stock option or otherwise as compensation. The following disclosure is for general information only and is based upon the Internal Revenue Code, its legislative history, existing and proposed regulations thereunder, published rulings and decisions, all as currently in effect as of the date hereof, and all of which are subject to change, possibly with retroactive effect. No ruling has been or will be sought from the Internal Revenue Service on the United States federal income tax consequences of the merger. Tax consequences under state, local and foreign laws are not addressed in this document. All shareholders should consult with their own tax advisors as to the particular tax consequences of the merger, including the applicability and effect of the alternative minimum tax and any state, local or foreign income and other tax laws and of changes in such tax laws.

                              ELECTION OF DIRECTORS

NOMINATION AND ELECTION

         The Code of Regulations of Peoples Financial provides for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.02 of the Code of Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of Peoples Financial by the later of the November 30th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, and number of common shares of Peoples Financial owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the reelection of the following persons to serve until the Annual Meeting of Shareholders in 2004 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                      Director of Peoples        Director of Peoples
          Name                Age       Positions Held                  Financial Since             Federal Since
          ----                ---       --------------                  ---------------             -------------
James P. Bordner               59       Director                              1995                      1992
Alan C. Edie                   51       Director                              1999                      1999
Thomas E. Shelt                68       Director                              1995                      1978
Vince E. Stephan               85       Director and Chairman                 1995                      1970
                                        of the Board

         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve as directors of Peoples Financial after the Annual Meeting for the terms indicated:

                                                                  Director of
                                                                    Peoples                            Director of
                                                                   Financial                         Peoples Federal
           Name                Age          Positions Held           Since         Term Expires           Since
           ----                ---          --------------           -----         ------------           -----

Victor C. Baker                78      Director                       1995             2003               1984
Vincent G. Matecheck           56      Director, Secretary and        1995             2003               1987
                                       Attorney
Paul von Gunten                75      Director, President and        1995             2003               1968
                                       Chief Executive Officer


         MR. BAKER retired in 1982 after owning and operating Sunny Slope Orchard, a family operated, wholesale and retail fruit market, bakery and sweet shop located in Massillon, Ohio, for 40 years.

         MR. BORDNER has been the President of P. J. Bordner and Company, Inc., a grocery store chain in Massillon, Ohio, since 1980.

         MR. EDIE was, until 1999, employed by Fleming Companies, a food distribution company, in Massillon for 24 years, most recently serving as Director of Operations. In March 2000, Mr. Edie was appointed by the Board of Directors of Peoples Federal to serve as Senior Vice President of Peoples Federal. He serves as President and Board Member of the William McKinley Mental Health Society.

         MR. MATECHECK has served as legal counsel to Peoples Federal since 1992. A lawyer in private practice, Mr. Matecheck is also the Secretary and a director of P. J. Bordner and Company, Inc., and Polymer Packaging, Inc., of Canton, Ohio; a partner of Federal Avenue Office Building Company; a director of Gordy Graybill, Inc.; and a former President of the Board of Trustees of the United Way of Western Stark County.

         MR. SHELT was employed by Peoples Federal from 1961 until his retirement in December 1994. For the last fifteen years of his employment, he served as Vice President. He is currently engaged in farming and real estate investment.

         MR. STEPHAN has been Chairman of the Board of Peoples Federal since 1989. He is Vice President of Manchester Hardware, Inc., a hardware store located in Manchester, Ohio, and retired in 1980 after serving for 25 years as an insurance agent for Nationwide Company in Canal Fulton, Ohio. Mr. Stephan currently operates a family farm.

         MR. VON GUNTEN has been employed by Peoples Federal since 1948 and has served as President and Chief Executive Officer since 1979. Mr. von Gunten has served as President and Chief Executive Officer of Peoples Financial since 1995.

MEETINGS OF DIRECTORS

         The Board of Directors of Peoples Financial met 14 times for regularly scheduled and special meetings during the fiscal year ended September 30, 2001. Each director attended at least 75% of the aggregate of such meetings and meetings of all committees of the Board of Directors of which he is a member.

COMMITTEES OF DIRECTORS

         The Board of Directors of Peoples Financial does not have a nominating committee or a compensation committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

         The Board of Directors of Peoples Financial has an Audit Committee. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Baker, Bordner and Shelt. The Audit Committee met one time during the fiscal year ended September 30, 2001. For a full description of the Audit Committee's responsibilities, see "Audit Committee Report."

EXECUTIVE OFFICERS

         In addition to Mr. von Gunten, the President of both Peoples Financial and Peoples Federal, and Mr. Edie, the Senior Vice President of Peoples Federal, the following persons hold the positions set forth below with Peoples Financial and Peoples Federal:

Name                                          Age                         Position(s) Held
----                                          ---                         ----------------
James R. Rinehart                             58                          Treasurer of Peoples Financial and Peoples
                                                                          Federal
William P. Hart                               63                          Vice President of Peoples Federal
Linda L. Fowler                               57                          Secretary of Peoples Financial and Peoples
                                                                          Federal
Cindy A. Wagner                               49                          Assistant Treasurer of Peoples Federal

         MR. RINEHART has served as the Treasurer of Peoples Financial since 1995. Mr. Rinehart has also been employed by Peoples Federal since May 1994 and has served as the Treasurer of Peoples Federal since March 1996. Prior to joining Peoples Federal, Mr. Rinehart was an accountant with Hall, Kistler & Company P.L.L. for 29 years.

         MR. HART joined Peoples Federal in January 1996. Prior to joining Peoples Federal, Mr. Hart was employed by Citizens Savings Bank in Canton, Ohio, serving as Vice President of Loan Originations since 1978. For 20 years, Mr. Hart served on the Board of Trustees of the Building Industry Association of Stark County.

         MS. FOWLER has been employed by Peoples Federal since 1962. She served as Treasurer from 1986 to 1991 and has served as Secretary since 1991. Ms. Fowler is the Vice President and a member of the Board of Trustees of the Massillon Downtown Merchants' Association, Treasurer of Quota International of Massillon, Treasurer of Tuslaw Lions Club and former President and a member of the Board of Directors of the Massillon Club.

         MS. WAGNER has been employed by Peoples Federal in various capacities since 1986, as an officer since 1991, and as Assistant Treasurer since March 1996. Ms. Wagner is the Secretary and a member of the Board of Trustees of the Massillon Downtown Merchants' Association.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

         Under the federal securities laws, Peoples Financial's directors, executive officers and persons holding more than ten percent of the common shares of Peoples Financial are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and to Peoples Financial. Based upon a review of such reports, Peoples Financial must disclose any failure to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. Peoples Financial has determined that no failure to timely file such reports occurred during fiscal year 2001.

EXECUTIVE COMPENSATION

         The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of Peoples Financial and Peoples Federal. No other executive officer of Peoples Financial received compensation in excess of $100,000 during the fiscal years ended September 30, 2001, 2000 and 1999:

                           SUMMARY COMPENSATION TABLE

                                                              Annual Compensation
                                                     -----------------------------------
Name and Principal                 Year              Salary ($) (1)            Bonus ($)              All Other
Position                                                                                            Compensation
Paul von Gunten                    2001               $127,000                   $ 500              $ 4,732 (2)
   President and Chief             2000                126,100                   7,500               16,634 (3)
   Executive Officer               1999                123,089                   8,000               26,510 (4)

(1) Includes salary of $117,900, $116,150, and $112,189 and directors' fees of $9,600, $9,600, and $10,900 in fiscal years 2001, 2000 and 1999, respectively, and committee fees of $350 for fiscal year 2000. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Peoples Financial or Peoples Federal of providing such benefits to Mr. von Gunten was less than 10% of his cash compensation. Does not include the $82,865 value transferred from Mr. von Gunten's account in the Peoples Financial Corporation Recognition and Retention Plan Trust (the "RRP"), which was terminated, into Mr. von Gunten's account in the Peoples Federal Savings and Loan Association of Massillon Deferred Compensation Plan.

(2) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) plan account in the amount of $3,663 and premiums totaling $1,069 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten.

(3) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $1,482 and premiums totaling $1,109 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $14,043 aggregate value at the date of allocation of shares allocated to the Peoples Financial Corporation Employee Stock Ownership Plan ("ESOP") account of Mr. von Gunten. The ESOP was terminated during fiscal year 2000.

(4) Consists of premiums totaling $923 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $25,587 aggregate value at the date of allocation of shares allocated to the ESOP account of Mr. von Gunten.


         On August 20, 2001, Peoples Federal entered into a severance agreement with Paul von Gunten for a term ending December 31, 2002. The agreement may be terminated by Peoples Federal at any time prior to the end of the term. If the agreement is terminated for "just cause," as defined in the agreement, or without just cause and more than six months before or after one year after a "change in control," Mr. von Gunten will have no right to receive any compensation or benefits after the termination. In the event Mr. von Gunten's employment is terminated within six months prior to, or within one year after, a change in control, Mr. von Gunten would receive payment in the amount of $85,000.

         A change in control is generally deemed to have occurred if any person or entity acquires the ownership of or power to vote more than ten percent (10%) of the shares of Peoples Financial or Peoples Federal, the power to elect of a majority of the board of directors of either Peoples Financial or Peoples Federal, or the exercise of a controlling influence over the management or policies of Peoples Financial or Peoples Federal. The transactions contemplated by the merger agreement will constitute a change in control.

STOCK OPTION PLAN

         At the 1997 Annual Meeting of the Shareholders of Peoples Financial, the shareholders approved a stock option plan. The Board of Directors of Peoples Financial reserved 149,101 common shares for issuance by Peoples Financial upon the exercise of options to be granted to certain directors, officers and employees of Peoples Federal and Peoples Financial from time to time under the stock option plan. Options to purchase 104,371 common shares of Peoples Financial were awarded pursuant to the stock option plan. Due to a return of capital distribution in September 1997 and in accordance with the stock option plan, the number of shares reserved for the stock option plan was increased to 192,042, and the number of awarded shares was adjusted to 134,427. Options to purchase an additional 9,761 shares have since been awarded.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. von Gunten at September 30, 2001.

                  Aggregated Option/SAR Exercises In Last Fiscal Year and 9/30/01 Option/SAR Values
                  ---------------------------------------------------------------------------------

                                                                         Number of Securities
                                                                              Underlying            Value of Unexercised
                                                                              Unexercised               In-the-Money
                                                                            Options/SARs at            Options/SARs at
                                                                              9/30/01 (#)                9/30/01 ($)

                            Shares Acquired                                  Exercisable/               Exercisable/
Name                        on Exercise (#)      Value Realized ($)          Unexercisable              Unexercisable
----                        ---------------      ------------------          -------------              -------------
Paul von Gunten                       -                      -                 8,240/  -                   N/A (1)



(1) Such options are not deemed to have any value as of September 30, 2001, because their exercise price of $12.41 (as adjusted in fiscal year 1998 to reflect a return of capital paid in September 1997) exceeded the $5.625 closing sale price.

RECOGNITION AND RETENTION PLAN AND TRUST AND DEFERRED COMPENSATION PLAN

         At the 1997 Annual Meeting of the Shareholders of Peoples Financial, the shareholders of Peoples Financial approved a recognition and retention plan. With funds contributed by Peoples Financial, the recognition and retention plan purchased 59,640 common shares of Peoples Financial, 47,712 of which were awarded to directors and executive officers of Peoples Financial and Peoples Federal in March 1997 and 1,789 of which were awarded to Mr. Edie effective in June 1999 on his appointment as a director.

         The Board of Directors of Peoples Financial terminated the recognition and retention plan effective March 20, 2000. All shares held in the recognition and retention plan trust that had not been awarded or were awarded but not yet earned by participants became treasury shares of Peoples Financial. In exchange for the forfeiture of their recognition and retention plan awards, the participants received an account in a new Peoples Federal Savings and Loan Association of Massillon Deferred Compensation Plan equal to 97% of the value of their recognition and retention plan accounts. The accounts in the deferred compensation plan will be credited with interest at the rate of 7% each year until the balance is withdrawn by the participant.

DIRECTORS' COMPENSATION

         Peoples Financial currently pays no directors' fees. Each director of Peoples Federal receives an annual retainer fee of $2,400 for service as a director, plus $600 for each monthly meeting attended. The Chairman of the Board and the Vice Chairman of the Board also receive additional monthly fees of $600 and $350, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended September 30, 2001, Peoples Federal retained the services of Vincent G. Matecheck, an attorney engaged in private practice in the Massillon area. Mr. Matecheck is a director of Peoples Federal and Peoples Financial and serves as general counsel to Peoples Federal. During fiscal years 2001, 2000 and 1999, Mr. Matecheck was paid $15,500, $16,764, and $16,025, respectively, for services rendered as general counsel to Peoples Federal.

         Although Peoples Federal makes loans to its employees and directors on the same terms as those of comparable loans to other persons, People Federal requires employees and directors to pay interest at a rate of one percent less than the rate required of other customers while such employees and directors serve Peoples Federal in their respective capacities. Should the service of an employee or director cease for any reason, Peoples Federal will discontinue the one percent reduction and enforce the stated terms of the loan.

         The following table sets forth certain information regarding loans made by Peoples Federal to executive officers and directors of Peoples Financial with such reduced interest rates:

                                                                          Interest      Highest balance
                                                             Date        rate after        in last         Balance at
           Name                    Type of loan           originated     reduction      two fiscal years    11/30/01
           ----                    ------------           ----------     ---------      ----------------    --------
Linda L. Fowler             Mortgage, residence            01/31/92           5.50%          $8,033           $4,960
                            Home equity line of credit     01/08/01           4.00           30,000           29,677
                            Home equity line of credit     06/25/01           6.25           46,875           46,812
Vincent G. Matecheck        Mortgage, residence            11/09/98          5.625          228,000          207,000


         No other loans which, in the aggregate to one person, exceeded $60,000 at any time during the two years ended September 30, 2001, were made to directors or executive officers of Peoples Financial on preferential terms. None of the outstanding loans to directors or executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in accordance with their terms.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of Peoples Financial is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s, listing standards. The Audit Committee is responsible for overseeing Peoples Financial's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit Peoples Financial's financial statements. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter").

         As required by the Charter, the Audit Committee received and reviewed the report of Crowe, Chizek and Company LLP regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of Peoples Financial. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from Peoples Financial, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

         - Crowe Chizek's responsibilities in accordance with generally accepted auditing stands

         - the initial selection of, and whether there were any changes in, significant accounting policies or their application

         -        management's judgments and accounting estimates

         -        whether there were any significant audit adjustments

         -        whether there were any disagreements with management

         -        whether there was any consultation with other accountants

         - whether there were any major issues discussed with management prior to Crowe Chizek's retention

         - whether Crowe Chizek encountered any difficulties in performing the audit

         - Crowe Chizek's judgments about the quality of Peoples Financial's accounting principles

         - Crowe Chizek's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001, to be filed with the Securities and Exchange Commission.

         Victor C. Baker
         James P. Bordner
         Thomas E. Shelt

               CHANGE IN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         On April 18, 2001, Peoples Financial, with the approval of the Board of Directors, decided to change Peoples Financial's independent certified public accountants from Grant Thornton LLP to Crowe Chizek. Grant Thornton LLP served as Peoples Financial's independent certified public accountants from 1996 through the fiscal year ended September 30, 2000. The Board of Directors' decision to engage Crowe Chizek is based on that firm's service and commitment toward serving community-based financial institutions of Peoples Financial's size. Grant Thornton LLP's reports on the consolidated financial statements of Peoples Financial for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. During the last two fiscal years and the interim period through April 18, 2001, there were no disagreements between Peoples Financial and Grant Thornton LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         Crowe Chizek has been engaged as Peoples Financial's independent certified public accountants effective April 18, 2001. Peoples Financial has not requested or obtained any advice from Crowe Chizek concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Peoples Financial's consolidated financial statements.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Peoples Financial does not expect to hold a 2003 annual meeting of shareholders due to the merger. If the merger is not consummated, proposals of shareholders intended to be included in the proxy statement for the 2003 annual meeting of shareholders of Peoples Financial must be received by Peoples Financial by __________, 2002, in order for such proposal to be included in the proxy statement. If a shareholder intends to present a proposal at the 2003 annual meeting and the proposal is not received by _____, 2002, then the proxies designated by the Board of Directors of Peoples Financial may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal, the number of shares of Peoples Financial owned and the date such shares were acquired by the shareholder. If the proponent is not a shareholder of record, proof of beneficial ownership also should be submitted. The proponent should also state such proponent's intention to appear in person at the annual meeting to present the proposal. The proxy rules of the Securities and Exchange Commission govern the content and form of shareholder proposals. All proposals must be a proper subject for action at the annual meeting.

         It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting of Shareholders of Peoples Financial in person, you are urged to fill in, sign and return the proxy in the enclosed self-addressed envelope.

                       WHERE YOU CAN FIND MORE INFORMATION

         Peoples Financial and National Bancshares each file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that Peoples Financial and National Bancshares file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. (The address of the public reference room in Washington, D.C. is 450 Fifth Street, N.W., Washington, D.C. 20549). Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Peoples Financial's and National Bancshares's public filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the SEC at http://www.sec.gov. Reports, proxy statements and other information regarding Peoples Financial and National Bancshares also may be inspected at the offices of The Nasdaq Stock Market, 9801 Washingtonian Boulevard, Gaithersburg, Maryland 20878.

         If you would like to request any documents from Peoples Financial or National Bancshares, please do so in writing or by telephone by __________________ to receive them before the Peoples Financial Annual Meeting at the following addresses and telephone numbers:

         Peoples Financial Corporation
         211 Lincoln Way East
         Massillon, Ohio  44646
         (330) 832-7441

         National Bancshares Corporation
         112 West Market Street
         Orrville, Ohio
         (330) 682-1010

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING OF SHAREHOLDERS OF PEOPLES FINANCIAL. PEOPLES FINANCIAL AND NATIONAL BANCSHARES HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS DOCUMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS DOCUMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THIS DOCUMENT, AND THE MAILING OF THIS DOCUMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                   ANNEX A

                         AGREEMENT AND PLAN OF MERGER


                                   Between


                       NATIONAL BANCSHARES CORPORATION


                                     And


                        PEOPLES FINANCIAL CORPORATION



                           Dated as of October 2, 2001

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


                                    ARTICLE I

                                 DEFINITIONS                                   1

                                   ARTICLE II

                                   THE MERGERS

     2.1    The Cash-Out Merger................................................9
     2.2    Effective Time; Closing............................................9
     2.3    Treatment of Capital Stock of Merger Sub, Seller and Buyer.........9
     2.4    Shareholder Rights, Stock Transfers...............................10
     2.5    Options...........................................................10
     2.6    Exchange Procedures...............................................10
     2.7    Dissenting Shares.................................................12
     2.8    Holding Company and Financial Institution Mergers.................12
     2.9    Additional Actions................................................13

                             ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF SELLER

     3.1    Capital Structure.................................................13
     3.2    Organization, Standing and Authority of Seller....................14
     3.3    Seller Subsidiaries...............................................14
     3.4    Authorized and Effective Agreement................................15
     3.5    Securities Documents and Regulatory Reports.......................16
     3.6    Financial Statements..............................................16
     3.7    Material Adverse Change...........................................17
     3.8    Environmental Matters.............................................17
     3.9    Tax Matters.......................................................18
     3.10   Legal Proceedings.................................................19
     3.11   Compliance with Laws..............................................19
     3.12   Certain Information...............................................20
     3.13   Employee Benefit Plans............................................20
     3.14   Material Contracts................................................21
     3.15   Brokers and Finders...............................................22
     3.16   Insurance.........................................................22
     3.17   Properties........................................................22
     3.18   Labor.............................................................22
     3.19   Allowance for Loan Losses.........................................23

     3.20   Material Interests of Certain Persons.............................23
     3.21   Fairness Opinion..................................................23
     3.22   Disclosures.......................................................23
     3.23   Indemnification...................................................24
     3.24   Loan Portfolio....................................................24
     3.25   Investment Portfolio..............................................24
     3.26   Corporate Records.................................................24
     3.27   Interest Rate Risk Management Instruments.........................24
     3.28   Interim Events....................................................25
     3.29   Waiver............................................................25
     3.30   Conversion-Related Restrictions Have Lapsed.......................25
     3.31   CRA Public Comment File...........................................25
     3.32   Affiliate Transactions............................................25
     3.33   Beneficial Owner..................................................25
     3.34   Soldier's and Sailors' Civil Relief Act...........................26

                             ARTICLE IV

               REPRESENTATIONS AND WARRANTIES OF BUYER

     4.1    Organization, Standing and Authority of Buyer.....................26
     4.2    Authorized and Effective Agreement................................26
     4.3    Securities Documents and Regulatory Rights........................27
     4.4    Financial Statements..............................................27
     4.5    Material Adverse Change...........................................28
     4.6    Legal Proceedings.................................................28
     4.7    Certain Information...............................................28
     4.8    Disclosures.......................................................28
     4.9    Financial Resources...............................................29
     4.10   Beneficial Owner..................................................29

                              ARTICLE V

                              COVENANTS

     5.1    Reasonable Best Efforts...........................................29
     5.2    Shareholder Meeting...............................................29
     5.3    Regulatory Matters................................................30
     5.4    Investigation and Confidentiality.................................30
     5.5    Press Releases....................................................32
     5.6    Business of the Parties...........................................32
     5.7    Certain Actions...................................................35
     5.8    Current Information...............................................35
     5.9    Indemnification; Insurance........................................36
     5.10   Environmental Reports.............................................36
     5.11   Employees and Employee Benefit Plans..............................37

     5.12   Litigation Matters................................................39
     5.13   Organization of Merger Sub........................................39
     5.14   Conforming Entries................................................39
     5.15   Integration of Policies...........................................39
     5.16   Disclosure Supplements............................................40
     5.17   Disclosure of Change in Conditions................................40
     5.18   Disclosure of Merger Related Expenses.............................40
     5.19   Liquidation Account...............................................40

                             ARTICLE VI

                        CONDITIONS PRECEDENT

     6.1    Conditions Precedent - Buyer and Seller...........................41
     6.2    Conditions Precedent - Seller.....................................41
     6.3    Conditions Precedent - Buyer......................................42

                             ARTICLE VII

                  TERMINATION, WAIVER AND AMENDMENT

     7.1    Termination.......................................................43
     7.2    Effect of Termination.............................................43
     7.3    Survival of Representations, Warranties and Covenants.............44
     7.4    Waiver............................................................44
     7.5    Amendment or Supplement...........................................44
     7.6    Break-Up Fee......................................................45

                            ARTICLE VIII

                            MISCELLANEOUS

     8.1    Expenses..........................................................46
     8.2    Entire Agreement..................................................46
     8.3    No Assignment.....................................................46
     8.4    Notices...........................................................46
     8.5    Alternative Structure.............................................47
     8.6    Interpretation....................................................48
     8.7    Counterparts......................................................48
     8.8    Governing Law.....................................................48
     8.9    Severability......................................................48

                              List of Exhibits
                              ----------------

Exhibit A       Form of Voting Agreement

Exhibit B       Agreement and Plan of Holding Company Merger of Peoples
                Financial Corporation with and into National Bancshares
                Corporation

Exhibit C       Agreement and Plan of Financial Institution Merger of
                Peoples Federal Savings and Loan Association of Massillon with and into First National Bank

Exhibit D       Option Cancellation Agreement

                          AGREEMENT AND PLAN OF MERGER


         Agreement and Plan of Merger (this "Agreement") dated effective as of October 2, 2001, by and between National Bancshares Corporation, an Ohio corporation ("Buyer"), and Peoples Financial Corporation, an Ohio corporation ("Seller").

                                R E C I T A L S:

         WHEREAS, the Boards of Directors of Buyer and Seller have determined that it is in their respective best interests for Buyer to acquire Seller pursuant to the terms of this Agreement; and

         WHEREAS, to effect the acquisition, Buyer will form a new corporation ("Merger Sub") under the laws of the State of Ohio, which will be a wholly-owned, first-tier subsidiary of Buyer, and Merger Sub will be merged with and into Seller (the "Cash-Out Merger"), with Seller being the surviving corporation (the "Surviving Corporation"). Immediately after the Cash-Out Merger becomes effective, the Board of Directors of Buyer, acting on behalf of Buyer as the sole shareholder of the Surviving Corporation, shall adopt a merger resolution and the Holding Company Plan of Merger (as defined in Article I) for the merger of the Surviving Corporation with and into the Buyer (the "Holding Company Merger") and Buyer shall file a certificate of merger with the Secretary of State of Ohio with respect to the Holding Company Merger. Thereafter, at a time determined by Buyer in its sole discretion, all necessary corporate action will be taken to effect the merger (the "Financial Institution Merger") of Peoples Federal (as defined in Article I) with and into First National (as defined in Article I). The Cash-Out Merger, the Holding Company Merger and the Financial Institution Merger are sometimes hereinafter collectively referred to as the "Merger"; and

         WHEREAS, as an inducement and condition to Buyer's willingness to enter into this Agreement, Buyer and certain of the Directors and officers of Seller and Peoples Federal will concurrently enter into voting agreements in the form attached hereto as EXHIBIT A; and

         NOW, THEREFORE, in consideration of such inducements and of the mutual covenants and agreements contained herein, the Parties (as defined in Article I) hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The following terms shall have the meanings ascribed to them for all purposes of this Agreement:

         "Affiliate" shall have the meaning ascribed by Rule 12b-2 promulgated under the Exchange Act.

         "Agreement" shall mean this Agreement, as the same may be amended or modified in accordance with its terms, and shall include any Exhibits and Schedules attached hereto.


         "Associate" shall have the meaning ascribed by Rule 12b-2 promulgated under the Exchange Act.

         "Alternative Proposal" shall mean any bona fide, written proposal for a merger, consolidation or other business combination involving Seller or any Seller Subsidiary or the acquisition of a 25% or greater equity interest in Seller or any Seller Subsidiary, or for the purchase, lease or other acquisition of a substantial portion of the assets of Seller or any Seller Subsidiary (other than the sale of loans or securities by Seller or Peoples Federal in the ordinary course of business).

         "Buyer" has the meaning set forth in the preamble to this Agreement.

          "Buyer Financial Statements" shall mean (i) the consolidated balance sheets (including related notes and schedules, if any) of Buyer as of December 31, 2000, 1999 and 1998 and the consolidated statements of income, changes in shareholders' equity and cash flows (including related notes and schedules, if any) of Buyer for each of its fiscal years in the three-year period ended December 31, 2000 as filed by Buyer in its Securities Documents and (ii) the consolidated balance sheets of Buyer (including related notes and schedules, if any) and the consolidated statements of income, changes in shareholders' equity and cash flows (including related notes and schedules, if any) of Buyer included in Securities Documents filed by Buyer with respect to each quarterly and annual period ended subsequent to December 31 , 2000.

         "Cash-Out Merger" has the meaning set forth in the Recitals of this Agreement.

         "Cause" shall mean, in relation to employment termination, termination because of the employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

          "Certificate" shall mean any certificate that prior to the Effective Time represented shares of Seller Common Stock.

         "Certificate of Merger" shall mean the certificate of merger to be filed with the Secretary of State of Ohio with respect to the Cash-Out Merger.

         "Closing" shall mean the closing of the Cash-Out Merger at a time and place mutually determined by Buyer and Seller following the satisfaction or waiver of all conditions set forth in Article VI of this Agreement.

         "Closing Date" shall mean the date on which the Closing occurs.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Contract" shall mean any written or oral contract, agreement, lease, license, mortgage, guaranty, instrument or understanding.

         "CRA" shall mean the Community Reinvestment Act.

         "Defined Benefit Plan" shall mean any Seller Employee Plan constituting a defined benefit plan within the meaning of Section 3(35) of ERISA.

         "Disclosure Period" shall mean the three year period preceding the date hereof.

         "Dissenting Shares" shall mean any shares of Seller Common Stock whose holder seeks relief as a dissenting shareholder under the Ohio General Corporation Law.

         "Effective Time" shall mean the time that the Certificate of Merger is filed with the Secretary of State of Ohio, unless a later date and time is specified as the Effective Time in the Certificate of Merger.

         "Environmental Claim" shall mean any written notice from any Governmental Entity or third party alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on, or resulting from the presence, or release into the environment, of any Materials of Environmental Concern.

         "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any Governmental Entity relating to (i) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Materials of Environmental Concern. The term Environmental Law includes (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C.sec.9601, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C.sec.6901, et seq.; the Clean Air Act, as amended, 42 U.S.C.sec. 7401, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C.sec. 1251, et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C.sec.9601, et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C.sec.1101, et seq.; the Safe Drinking Water Act, 42 U.S.C.sec. 300f, et seq.; and all comparable state and local laws, and (ii) any common law (including common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Materials of Environmental Concern.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Agent" shall mean an exchange agent designated by Buyer and reasonably acceptable to Seller.

         "FDIA" shall mean the Federal Deposit Insurance Act, as amended.

         "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

         "FHLB" shall mean Federal Home Loan Bank of Cincinnati.

         "Financial Institution Merger" has the meaning set forth in the Recitals of this Agreement.

         "Financial Institution Plan of Merger" shall mean the plan of merger to be entered into by First National and Peoples Federal at such time as Buyer in its sole discretion shall determine after consummation of the Holding Company Merger in the form of EXHIBIT C to this Agreement.

         "First National" shall mean First National Bank, a wholly owned subsidiary of Buyer.

         "GAAP" shall mean United States generally accepted accounting principles consistently applied with the prior practices of an entity.

         "Governmental Entity" shall mean any federal or state court, administrative agency or commission, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of Cleveland acting under delegated authority, the OCC, the OTS and, with respect to any filing or notice required under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, the Federal Trade Commission and the United States Department of Justice or other governmental authority or instrumentality.

         "HOLA" shall mean the Home Owners' Loan Act, as amended.

         "Holding Company Merger" has the meaning set forth in the Recitals of this Agreement.

         "Holding Company Plan of Merger" shall mean the plan of merger to be entered into by the Surviving Corporation and Buyer at such time as Buyer, in its sole discretion, shall determine after consummation of the Cash-Out Merger in the form of EXHIBIT B to this Agreement.

         "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

         "Insider Loans" shall mean loans from Seller or any Affiliate of Seller to any officer, director or employee of Seller or any Affiliate of Seller or any Associate or related interest of any such person.

          "IRS" shall mean the Internal Revenue Service or any successor thereto.

         "Knowing Party" has the meaning set forth in Section 5.17 of this Agreement.

         "Knowledge Qualification" shall mean to the best knowledge, after reasonable investigation, of the Party receiving the benefit of the qualification.

         "MAE Qualification" shall mean, with respect to any statement subject to the MAE Qualification, except for any breaches, failures, non-compliances, facts, events or circumstances, which when aggregated with all other breaches, failures, non-compliances, facts, events or circumstances, would not have a Material Adverse Effect.

         "Material Adverse Effect" shall mean, with respect to any Party, any effect that is or is reasonably likely to be material and adverse to the condition (financial or otherwise), results of operations or business of that Party or its Affiliates taken as a whole, or that materially impairs or is reasonably likely to materially impair the ability of any Party to consummate the Cash-Out Merger; provided, however, that Material Adverse Effect shall not be deemed to include the impact of (i) changes in laws and regulations or interpretations thereof that are generally applicable to the banking or savings institution industries, (ii) changes in GAAP that are generally applicable to the banking or savings institution industries, (iii) expenses incurred in connection with the transactions contemplated hereby, (iv) actions or omissions of a Party (or any of its Affiliates) taken with the prior informed written consent of the other Party in contemplation of the transactions contemplated hereby or (v) changes attributable to or resulting from changes in general economic conditions, including changes in the prevailing level of interest rates.

         "Material Contract" shall mean (i) any Contract relating to the borrowing of money by Seller or Peoples Federal (other than in the case of deposits, FHLB advances and federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business consistent with past practice) or the guarantee by Seller or Peoples Federal of any obligation, (ii) any Contract relating to the employment of a consultant or the employment, election or retention in office of any present or former director, advisory director, officer or employee of Seller or Peoples Federal, (iii) any Contract pursuant to which any payment (whether severance pay or otherwise) will or may become due to any present or former director, advisory director, officer or employee of Seller or Peoples Federal as a result of Seller entering into this Agreement, the adoption of this Agreement by Seller's shareholders or the consummation of any of the transactions contemplated by this Agreement; (iv) any Contract pursuant to which Seller or Peoples Federal is obligated to indemnify any present or former director, advisory director, officer, employee or agent of Seller or Peoples Federal; (v) any Contract to which Seller or Peoples Federal is a party or by which it is bound which limits the ability of Seller or Peoples Federal to compete in any line of business or with any person; (vi) any agreement, arrangement or understanding which would be required to be filed as an exhibit to Seller's Annual Report on Form 10-KSB under the Securities Laws and which has not been so filed; (vii) any Contract pursuant to which loans have been sold by Peoples Federal, which impose any potential recourse obligations (by representation, warranty, covenant or other contractual terms) upon Peoples Federal; (viii) any subservicing Contract; or (ix) any other Contract to which Seller or Peoples Federal is a party other than (A) a Contract that may be cancelled by Seller or Peoples Federal, as applicable, on thirty days notice or less without incurring any liability or obligation on the part of Seller or Peoples Federal, as applicable, for such cancellation or (B) a Contract that involves the payment of consideration having an aggregate value of $10,000 or less.

         "Materials of Environmental Concern" shall mean materials regulated under Environmental Laws, including pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other materials regulated under Environmental Laws.

         "Merger" has the meaning set forth in the Recitals of this Agreement.

         "Merger Consideration" shall mean a payment by Buyer, in cash without interest, in the amount of Twelve and 25/100 Dollars ($12.25) for each share of Seller Common Stock (being all of the outstanding Seller Common Stock as of the date hereof plus any Seller Common Stock issued after the date hereof but prior to the Closing Date (provided such Seller Common Stock has been issued in compliance with this Agreement)).

         "Merger Sub" has the meaning set forth in the Recitals of this Agreement.

         "Merger Sub Common Stock" shall mean the common stock of Merger Sub.

         "OCC" shall mean the Office of Comptroller of the Currency.

         "Ohio General Corporation Law" shall mean the general corporation law of the State of Ohio.

         "Option Cancellation Agreement" shall have the meaning set forth in
Section 2.5 of this Agreement.

         "Option Cash-out" has the meaning set forth in Section 2.5 of this Agreement.

         "Optionee" shall mean a person who holds a Seller Option.

         "OTS" shall mean the Office of Thrift Supervision of the United States Department of the Treasury or any successor thereto.

         "Parties" shall mean Buyer and Seller.

         "Party" shall mean either Buyer or Seller.

         "Peoples Federal" shall mean Peoples Federal Savings and Loan Association of Massillon, a wholly owned subsidiary of Seller.

         "person" shall have the meaning ascribed by Sections 3(a)(9) and 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.
         "Previously Disclosed" shall mean disclosed in a written disclosure schedule delivered prior to the date hereof by the disclosing Party to the other Party specifically referring to the appropriate section of this Agreement and describing in reasonable detail the matters contained therein.

         "Proxy Statement" shall mean the proxy statement of Seller to be delivered to shareholders of Seller in connection with the solicitation of their approval and adoption of this Agreement.

         "Rights" shall mean all warrants, options, rights, convertible securities and other arrangements or commitments which obligate an entity to issue or dispose of any of its capital stock or other ownership interests.

         "SAIF" shall mean the Savings Association Insurance Fund administered by the FDIC or any successor thereto.

         "SEC" shall mean the Securities and Exchange Commission.

         "Secretary of State of Ohio" shall mean the Secretary of State of the State of Ohio or any successor thereto.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities Documents" shall mean all reports, offering circulars, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws.

         "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended, the rules and regulations of the SEC promulgated thereunder, and all OTS regulations which incorporate or apply any of the foregoing.

         "Seller" has the meaning set forth in the preamble to this Agreement.

         "Seller Advisor" shall mean Friedman, Billings, Ramsey and Co., Inc.

          "Seller Common Stock" shall mean the common shares, no par value, of Seller.

         "Seller Deferred Compensation Plan" shall mean the Peoples Federal Savings and Loan Association of Massillon Deferred Compensation Plan, as amended.

         "Seller Employee Plans" shall mean all stock option, restricted stock, employee stock purchase and stock bonus plans, pension, profit-sharing and retirement plans, deferred compensation, consultant, bonus and group insurance contracts and agreements and all other incentive, health, welfare, fringe benefit and benefit plans and arrangements maintained for the benefit of any present or former directors or employees of Seller and/or Peoples Federal, whether written or oral.

         "Seller ESOP" shall mean the employee stock ownership plan of Seller previously terminated by Seller and or Peoples Federal.

         "Seller Financial Statements" shall mean (i) the audited consolidated balance sheets, consolidated statements of income, changes in shareholders' equity and cash flows (including related notes and schedules, if any) of Seller for each of the three years ended September 30, 2000, 1999 and 1998 as filed by Seller in its Securities Documents, and (ii) the consolidated balance sheets, and the consolidated statements of income, changes in shareholders' equity and cash flows (including related notes and schedules, if any) of Seller included in the Securities Documents filed by Seller with respect to each quarterly and annual periods ended subsequent to September 30, 2000.

         "Seller 401(k) Plan" shall mean the Peoples Federal 401(k) Profit Sharing Plan, as amended.

         "Seller Options" shall mean options to purchase shares of Seller Common Stock granted pursuant to the Seller Stock Option and Incentive Plan.

         "Seller Option Cancellation Payment" shall mean the amount payable to a holder of a Seller Option pursuant to Section 2.5 hereof.

         "Seller Preferred Stock" shall mean the preferred stock, no par value of Seller.

         "Seller Stock Option and Incentive Plan" shall mean the 1997 Peoples Financial Corporation Stock Option and Incentive Plan, as amended.

         "Seller Subsidiaries" shall mean Peoples Federal and Massillon Community Service Corporation.

         "Surviving Corporation" has the meaning set forth in the Recitals to this Agreement.

         "Surviving Corporation Common Stock" shall mean the common stock of the Surviving Corporation.

         "Tax Returns" shall mean all federal, state and local (and, if applicable, foreign) income, franchise, bank, excise, real property, personal property and other tax returns required by applicable law to be filed by a Party (including estimated tax returns, income tax returns, information returns and withholding and employment tax returns).

         "Termination Event" shall mean (a) Seller or any Seller Subsidiary, without having received Buyer's prior written consent, shall have entered into a written agreement to engage in a Alternative Proposal with any person other than Buyer or any Affiliate of Buyer, or (b) the Board of Directors of Seller shall have recommended that the shareholders of Seller approve or accept any Alternative Proposal with any person other than Buyer or any Affiliate of Buyer.

         "Thrift Regulations" shall mean the FDIA, the HOLA and the rules and regulations promulgated thereunder.

                                   ARTICLE II

                                   THE MERGERS

2.1      THE CASH-OUT MERGER

         (a) Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Sub shall be merged with and into Seller in accordance with the provisions of Section 1701.78 of the Ohio General Corporation Law, and the separate corporate existence of Merger Sub shall cease. Seller shall be the Surviving Corporation in the Cash-Out Merger. From and after the Effective Time, the Cash-Out Merger shall have the effects set forth in Section 1701.78 of the Ohio General Corporation Law. The name of the Surviving Corporation shall be "Peoples Financial Corporation."

         (b) The Articles of Incorporation and Code of Regulations of Seller as in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Code of Regulations of the Surviving Corporation.

         (c) The directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.

2.2      EFFECTIVE TIME; CLOSING

         The Cash-Out Merger shall become effective at the Effective Time. The Certificate of Merger shall be properly executed and filed with the Secretary of State of Ohio on the Closing Date.

2.3      TREATMENT OF CAPITAL STOCK OF MERGER SUB, SELLER AND BUYER

         Subject to the terms and conditions of this Agreement, at the Effective Time, automatically by virtue of the Cash-Out Merger and without any action on the part of any Party or shareholder:

         (a) each outstanding share of Merger Sub Common Stock shall become an outstanding share of Surviving Corporation Common Stock;

         (b) each outstanding or treasury share of Buyer capital stock shall be unchanged and shall continue as an outstanding or treasury share of Buyer capital stock; and

         (c) each share of Seller Common Stock issued and outstanding immediately prior to the Effective Time shall, as a result of the Cash-Out Merger and without any action of any kind by one person, be cancelled and extinguished in consideration and exchange for the right to receive the Merger Consideration; provided, however, that each share of Seller Common Stock which is owned beneficially or of record by Seller (including treasury shares), Buyer, Peoples Federal or First National (other than shares held in a fiduciary capacity for the benefit of an unrelated third party or as a result of debts previously contracted) shall be canceled and extinguished without consideration or conversion.

2.4      SHAREHOLDER RIGHTS, STOCK TRANSFERS

         At the Effective Time, holders of Certificates shall cease to be and shall have no rights as shareholders of Seller, other than the right to receive the Merger Consideration hereunder and such rights as they may have under the Ohio General Corporation Law. After the Effective Time, there shall be no transfers on the stock transfer books of Seller as the Surviving Corporation of Certificates and if Certificates are presented for transfer after the Effective Time, they shall be delivered to Buyer or the Exchange Agent for cancellation against delivery of the Merger Consideration. No interest shall be paid on the Merger Consideration.

2.5      OPTIONS

         Seller has Previously Disclosed to Buyer a list of all options, warrants or other rights to acquire Seller Common Stock or preferred stock currently outstanding which list identifies the holder, the number of shares acquirable and the date granted. At the Effective Time, each of the Seller Options shall be cancelled and extinguished in consideration and exchange for the right to receive a cash payment from Seller equal to the difference between
(a) the product of (i) the difference between the Merger Consideration and the exercise price of such Seller Option, multiplied by (ii) the number of shares of Seller Common Stock subject to such Seller Option, less (b) applicable federal and state tax withholding obligations of the Seller (the "Option Cash-out"). Such Option Cash-out shall be paid as of the Effective Time by Buyer to the Optionee following receipt by Buyer from the Optionee of an executed cancellation agreement in the form of the agreement attached hereto as EXHIBIT D ("Option Cancellation Agreement").

2.6      EXCHANGE PROCEDURES

         (a) No later than three (3) business days following the Effective Time, Buyer shall cause the Exchange Agent to mail or make available to each holder of record of any Certificate a notice and letter of transmittal disclosing the effectiveness of the Cash-Out Merger and the procedure for exchanging Certificates for the Merger Consideration. Such letter of transmittal shall specify that delivery shall be effected and risk of loss and title shall pass only upon proper delivery of Certificates to the Exchange Agent.

         (b) On or before the Effective Time, Buyer shall deliver to the Exchange Agent an amount of cash equal to the sum of (i) the aggregate Merger Consideration plus (ii) any Seller Option Cancellation Payments due for cancellation of Seller Options pursuant to Section 2.5 hereof.

         (c) Each holder of a Certificate (other than a holder of Dissenting Shares) who surrenders such Certificate to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to the Merger Consideration for each share represented by such Certificate. The

Exchange Agent shall accept Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange in accordance with normal exchange practices. Each outstanding Certificate that is not surrendered to the Exchange Agent shall, except as otherwise herein provided, evidence ownership of only the right to receive the Merger Consideration for each share represented by such Certificate. No interest will be paid on the Merger Consideration Amount.

         (d) Each holder of a Seller Option entitled to receive an Option Cancellation Payment pursuant to Section 2.5 hereof shall receive such payment upon the execution and delivery to the Exchange Agent of the Seller Option Cancellation Agreement as described in such section. No interest will be paid on the Seller Option Cancellation Payments.

         (e) The Exchange Agent shall not be obligated to deliver the Merger Consideration until the holder surrenders a Certificate as provided in this
Section 2.6, or, in default thereof, an appropriate affidavit of loss and indemnity agreement and/or a bond as may be reasonably required in each case by the Exchange Agent or Buyer. If any check is to be issued in a name other than that in which the Certificate is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed or accompanied by an executed form of assignment separate from the Certificate and otherwise in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other tax required by reason of the issuance of a check in any name other than that of the registered holder of the Certificate surrendered or otherwise establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

         (f) Any portion of the cash delivered to the Exchange Agent by Buyer pursuant to Section 2.6(b) that remains unclaimed by the shareholders or Optionees of Seller for six months after the Closing Date shall be delivered by the Exchange Agent to Buyer. Any shareholders of Seller who have not theretofore complied with Section 2.6(c) and any Optionee who have not theretofore complied with Section 2.6(d) shall thereafter look only to Buyer for the Merger Consideration or the Seller Option Cancellation Payments, as the case may be. If outstanding Certificates are not surrendered or Option Cancellation Agreements for Seller Options are not received or the payment for them is not claimed prior to the date on which such payment would otherwise escheat to or become the property of any Governmental Entity, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Buyer (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any person previously entitled to such property. Neither the Exchange Agent nor any Party to this Agreement shall be liable to any holder of Seller Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Buyer and the Exchange Agent shall be entitled to rely upon the stock transfer books of Seller and the stock option records of Seller to establish the identity of those persons entitled to receive the Merger Consideration or Seller Option Cancellation Payments, which books and records shall be conclusive with respect thereto.

         (g) The Exchange Agent or Buyer shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Certificates such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Exchange Agent or Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Certificates in respect of which such deduction and withholding was made.

2.7      DISSENTING SHARES

         (a) Any holders of Dissenting Shares shall be entitled to payment for such shares only to the extent permitted by and in accordance with the Ohio General Corporation Law; provided, however, that if, in accordance with the Ohio General Corporation Law, any holder of Dissenting Shares shall forfeit such right to payment, such Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration without interest from Buyer. Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the Ohio General Corporation Law.

         (b) Seller shall give Buyer (i) prompt notice of any written objections to the Cash-Out Merger and any written demands for the payment of the fair value of any shares, withdrawals of such demands, and any other instruments served pursuant to the Ohio General Corporation Law received by Seller and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands under the Ohio General Corporation Law. Seller shall not voluntarily make any payment with respect to any demands for payment of fair value and shall not, except with the prior written consent of Buyer, which consent may be withheld for any reason, settle or offer to settle any such demands.

2.8      HOLDING COMPANY AND FINANCIAL INSTITUTION MERGERS

         Immediately after the Effective Time, the Board of Directors of Buyer shall approve the Holding Company Plan of Merger, shall cause the Parties to execute the Holding Company Plan of Merger and shall cause all required documents to be properly executed and filed with the Secretary of State of Ohio to cause the Holding Company Merger to become effective. At such time after the consummation of the Holding Company Merger as Buyer in its sole discretion shall determine, Buyer shall cause its Board of Directors and the Boards of Directors of First National and Peoples Federal to approve the Financial Institution Plan of Merger and to take all necessary action to cause the Financial Institution Merger to become effective.

2.9      ADDITIONAL ACTIONS

         If, at any time after the Effective Time, Buyer shall consider that any further assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the acquiring entity its right, title or interest in, to or under any of the rights, properties or assets acquired or to be acquired by the acquiring entity as a result of, or in connection with, the Merger, or (b) otherwise carry out the purposes of this Agreement, the Holding Company Plan of Merger or the Financial Institution Plan of Merger, each acquired entity and its proper officers and directors shall be deemed to have granted to the acquiring entity an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the acquiring entity and otherwise to carry out the purposes of this Agreement, the Holding Company Plan of Merger or the Financial Institution Plan of Merger, and the proper officers and directors of the acquiring entity are fully authorized in the name of the acquired entity or otherwise to take any and all such action.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer that the following statements are true and correct:

3.1      CAPITAL STRUCTURE

         (a) The authorized capital stock of Seller consists of 6,000,000 shares of Seller Common Stock and 1,000,000 shares of Seller Preferred Stock. As of the date hereof, (i) 1,491,012 shares of Seller Common Stock were issued, including 1,234,085 shares of Seller Common Stock which were issued and outstanding and 256,927 shares of Seller Common Stock which were held in the treasury of Seller,
(ii) 117,617 shares of Seller Common Stock were reserved for issuance upon exercise of Seller Options and (iii) no shares of Seller Preferred Stock were issued or outstanding. All outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of the outstanding shares of Seller Common Stock has been issued in violation of the preemptive rights of any person. Except as Previously Disclosed, there are no Rights issued or outstanding with respect to the capital stock of Seller as of the date hereof.

         (b) The authorized capital stock of Peoples Federal consists of 10,000,000 shares of common stock. As of the date hereof, 100 shares of common stock of Peoples Federal were issued and outstanding and owned of record by Seller. All outstanding shares of common stock of Peoples Federal have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by Seller free and clear of all liens, claims, encumbrances, charges, pledges, restrictions or rights of any third party of any kind. There are no Rights issued or outstanding with respect to the capital stock of Peoples Federal as of the date hereof.

3.2      ORGANIZATION, STANDING AND AUTHORITY OF SELLER

         Seller has Previously Disclosed to Buyer the following with respect to Seller, all of which are true and complete and in full force and effect as of the date hereof: (a) Articles of Incorporation, (b) the Code of Regulations, and
(c), for the Disclosure Period, minutes of shareholder and director meetings (except the minutes related to the process leading to this Agreement and the transactions contemplated hereby). Seller is a unitary savings and loan holding company registered under Section 10(b) of HOLA, is subject to regulation and supervision by the OTS, is duly organized, validly existing and in good standing under the laws of the State of Ohio and has the full corporate power and authority to own and lease all of its properties and assets and to carry on its business as now conducted. Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification.

3.3      SELLER SUBSIDIARIES

         (a) Seller has and, during the Disclosure Period, has had only two subsidiaries, the Seller Subsidiaries, and owns all of the issued and outstanding shares of the Seller Subsidiaries. Seller has Previously Disclosed to Buyer the following with respect to Seller Subsidiaries, all of which are true and complete and in full force and effect as of the date hereof: (i) Articles of Incorporation (or equivalent documents), (ii) Code of Regulations (or equivalent documents), and (iii), for the Disclosure Period, minutes of shareholder and director meetings (except the minutes related to the process leading to this Agreement and the transactions contemplated hereby), or other equivalent documents. Peoples Federal is a savings and loan association, duly organized, validly existing and in good standing under the laws of the United States, with full corporate power and authority to own and lease all of its properties and assets and to carry on its business, as now conducted, and Peoples Federal is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualifications. Peoples Federal is a member in good standing of the FHLB system. The deposit accounts of Peoples Federal are insured by the SAIF to the maximum extent permitted by the FDIA and Peoples Federal has paid all deposit insurance premiums and assessments required by the FDIA payable on or prior to the Closing Date. Peoples Federal is a "qualified thrift lender" as defined in Section 10(m) of HOLA, as well as all assessments under Section 9 of HOLA [12 U.S.C. 1967] and 12 CFR Part 502. The liquidation account established by Peoples Federal in connection with its conversion from mutual to stock form has been maintained since its establishment in accordance with applicable laws.

         (b) Massillon Community Service Corporation is inactive and is a wholly owned subsidiary of Peoples Federal. At least two (2) days prior to the Closing Date, Seller shall cause a Certificate of Dissolution to be filed with the Secretary of the State of Ohio, to effectuate the dissolution of Massillon Community Service Corporation.

         (c) Except for (i) capital stock of Seller Subsidiaries, (ii) securities or other interests held in a fiduciary capacity and beneficially owned by third parties or taken as consideration for debt previously contracted, or (iii) as Previously Disclosed, neither Seller nor Peoples Federal, individually or collectively, owns or has the right to acquire, in either case, directly or indirectly, any outstanding capital stock or other voting securities or ownership interests of any corporation, bank, savings association, partnership, joint venture or other organization, other than investment securities representing not more than 5% of any such entity.

3.4      AUTHORIZED AND EFFECTIVE AGREEMENT

         (a) Seller has all requisite corporate power and authority to enter into this Agreement and (subject to receipt of all necessary approvals of Governmental Entities and the approval and adoption of this Agreement by Seller's shareholders) to perform all of its obligations hereunder. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly authorized by the Board of Directors of Seller and approved by all necessary corporate action in respect thereof on the part of Seller, except for the adoption of this Agreement by the requisite vote of Seller's shareholders. No further consent or approval of Seller's shareholders is necessary to approve and adopt this Agreement and the completion of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and, assuming due authorization, execution and delivery by Buyer, constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except to the extent such enforceability may be limited by laws relating to safety and soundness of insured depository institutions as set forth in 12 U.S.C. Section 1818(b) or by appointment of a conservator by the FDIC.

         (b) Except as Previously Disclosed, neither the execution and delivery of this Agreement nor completion of the transactions contemplated hereby, including the Cash-Out Merger, nor compliance by Seller with any of the provisions hereof does or will (i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Code of Regulations of Seller or the equivalent documents of Peoples Federal, (ii) subject to the MAE Qualification, violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Seller pursuant to, any Material Contract to which Seller or Peoples Federal is a party, or by which any of their properties or assets may be bound or affected, or (iii) subject to receipt of all required approvals from Governmental Entities and the shareholders of Seller, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or Peoples Federal.

         (c) Except for (i) the filing of applications with and the approvals of Governmental Entities, (ii) the filing and clearance of the Proxy Statement with and by the SEC, (iii) the approval and adoption of this Agreement and the Merger by the requisite vote of the shareholders of Seller, and (iv) the filing of the Certificate of Merger with the Secretary of State of Ohio, the filing of a Certificate of Merger with the Secretary of State of Ohio with respect to the Holding Company Merger, and the filing of articles of merger with the OTS with respect to the Financial Institution Merger, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Seller or Peoples

Federal at or prior to the Closing Date in connection with (y) the execution and delivery of this Agreement and (z) the completion of the Merger.

         (d) As of the date hereof, subject to the Knowledge Qualification and except as Previously Disclosed, there are no reasons relating to Seller or Peoples Federal (including CRA compliance) why all consents and approvals shall not be procured from all Governmental Entities having jurisdiction over the Merger as shall be necessary for the completion of the Merger and the continuation by Buyer after the Merger of the business of Seller, as such business is carried on immediately prior to the Effective Time, free of any conditions or requirements which could have a Material Adverse Effect on Seller or Peoples Federal.

3.5      SECURITIES DOCUMENTS AND REGULATORY REPORTS

         (a) Except as Previously Disclosed, Seller has timely filed all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) Seller and Peoples Federal have duly filed with the OTS and any other applicable federal or state banking authority, as the case may be, the reports required to be filed under applicable laws and regulations and such reports were in all material respects complete and accurate and in compliance with the requirements of applicable laws and regulations. Except as Previously Disclosed, in connection with the examinations of Seller or Peoples Federal by the OTS during the five year period ending on the date hereof, neither Seller nor Peoples Federal was required to correct or change any action, procedure or proceeding that Seller believes has not been corrected or changed as required.

3.6      FINANCIAL STATEMENTS

         (a) Seller has Previously Disclosed or made available to Buyer accurate and complete copies of the Seller Financial Statements, which, in the case of year-end Seller Financial Statements, have been accompanied by (i) the audit reports of Grant Thornton LLP and (ii) any representation letters prepared by the auditors and any replies thereto. The Seller Financial Statements, as well as the Seller Financial Statements to be delivered or made available pursuant to
Section 5.8 hereof, fairly present or will fairly present, as the case may be, the consolidated financial condition of Seller as of the respective dates set forth therein, and the consolidated income, changes in shareholders' equity and cash flows of Seller for the respective periods set forth therein.

         (b) Each of the Seller Financial Statements referred to in Section 3.6(a) has been or will be, as the case may be, prepared in accordance with GAAP, except as stated therein, and except in the case of interim statements for the absence of footnotes and normal year end adjustments. The audits of Seller have been conducted in accordance with generally accepted auditing standards. The accounting books and records of Seller are being maintained in compliance with applicable legal and accounting requirements, and, subject to the MAE Qualification, such books and records accurately reflect all dealings and transactions in respect of the business, assets, liabilities and affairs of Seller and Seller Subsidiaries.

         (c) Except as Previously Disclosed, there have been no changes in accounting policies or procedures for Seller or Peoples Federal during the Disclosure Period.

         (d) Except and to the extent (i) reflected, disclosed or provided for in the audited Seller Financial Statements dated as of September 30, 2000, (ii) of liabilities incurred since the date of such Seller Financial Statements in the ordinary course of business and (iii) of liabilities incurred in connection with completion of the transactions contemplated by this Agreement, subject to the MAE Qualification, neither Seller nor any Seller Subsidiary has any liabilities, whether absolute, accrued, contingent or otherwise.

3.7      MATERIAL ADVERSE CHANGE

         Except as Previously Disclosed, since June 30, 2001 (i) Seller and Peoples Federal have conducted their respective businesses in the ordinary and usual course (excluding the entering into of this Agreement and the incurrence of expenses in connection with this Agreement and the transactions contemplated hereby) and (ii) no event has occurred or circumstance arisen or been discovered that, alone or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Seller.

3.8      ENVIRONMENTAL MATTERS

         (a) Seller has Previously Disclosed to Buyer with respect to any real property owned by Seller or Peoples Federal at any time any (i) copies of environmental audits, studies or reports, (ii) copies of all permits, plans, compliance schedules, correspondence and records relating to Materials of Environmental Concern, and (iii) copies of correspondence or other written communication with any Governmental Entities concerning Materials of Environmental Concern. Subject to the Knowledge Qualification, Seller and Peoples Federal are in compliance with all Environmental Laws. Neither Seller nor Peoples Federal has received any written communication alleging that either of them is not in such compliance and, subject to the Knowledge Qualification, there are no present circumstances that would prevent or interfere with the continuation of such compliance.

         (b) Subject to the Knowledge Qualification, none of the properties owned, leased or operated by Seller or Peoples Federal has been or is in violation of or liable under any Environmental Law.

         (c) Subject to the Knowledge Qualification, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim that could result in the imposition of any liability against or obligation on the part of Seller or Peoples Federal or any person or entity whose liability or obligation for any Environmental Claim Seller or Peoples Federal has or may have retained or assumed either contractually or by operation of law.

         (d) Except as Previously Disclosed, neither Seller nor Peoples Federal has conducted any environmental studies with respect to any properties (i) leased by either of them or (ii) except in the ordinary course of underwriting activities, securing loans held by it.

3.9      TAX MATTERS

         (a) Except for Forms W-2 (other than Forms W-2 for the last five taxable years of the employee recipients thereof who are officers of Seller or Peoples Federal and with whom Seller or Peoples Federal has entered into an agreement or understanding that would require the payment of any sum to such employee as a result of the completion of the transactions contemplated by this Agreement) and Forms 1099 issued by Seller or Peoples Federal, in each case issued in connection with the payment of compensation for services rendered by employees or independent contractors of Seller or Peoples Federal, Seller has Previously Disclosed or made available copies of all Tax Returns filed by Seller and/or Peoples that relate to the taxable years ended September 30, 1998, 1999 and 2000. Seller and Peoples Federal have timely filed all Tax Returns to be filed by either or both of them or obtained valid and unexpired extensions therefor and have paid, or where payment is not required to have been made, have set up an adequate reserve or accrual for the payment of, all taxes shown on such Tax Returns or estimates thereof in respect of the periods covered by such Tax Returns and, as of the Effective Time, will have paid, or where payment is not required to have been made will have set up an adequate reserve or accrual for the payment of, all material taxes for any subsequent periods ending on or prior to the Effective Time. Neither Seller nor Peoples Federal will have any material liability for any such taxes in excess of the amounts so paid or reserves or accruals so established.

         (b) All Tax Returns filed by Seller or Peoples Federal are complete and accurate in all material respects. Neither Seller nor Peoples Federal is delinquent in the payment of any tax, assessment or governmental charge or has requested an extension of time without penalty within which to file any Tax Returns in respect of any fiscal year or portion thereof. Except as Previously Disclosed, none of the Tax Returns of Seller or Peoples Federal have been audited by applicable tax authorities and no deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against Seller or Peoples Federal that have not been settled and paid. There are currently no agreements in effect with respect to Seller or Peoples Federal to extend the period of limitations for the assessment or collection of any tax. As of the date hereof, no audit, examination or deficiency or refund litigation with respect to any such Tax Return is pending or, subject to the Knowledge Qualification, threatened.

         (c) Neither Seller nor Peoples Federal (i), except as to each other, is a party to any agreement providing for the allocation or sharing of taxes, (ii) except as Previously Disclosed, is required to include in income any adjustment pursuant to Section 481(a) of the Code or by reason of any change in accounting method (nor does Seller have any knowledge that the IRS has proposed any such adjustment or change of accounting method) and (iii) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

         (d) Seller and Peoples Federal have withheld amounts from their respective employees, shareholders, or holders of public deposit accounts in compliance with the tax withholding provisions of applicable federal, state and local laws; have filed all federal, state and local returns and reports for all periods for which such returns or reports would be due with respect to income tax withholding, social security, unemployment taxes, income and other taxes and all payments or deposits with respect to such taxes have been timely made.

3.10     LEGAL PROCEEDINGS

         Except as Previously Disclosed, there are, and during the Disclosure Period have been, no actions, suits, claims, governmental investigations or proceedings instituted, pending or, subject to the Knowledge Qualification, unasserted or threatened against Seller or Peoples Federal or against any asset, interest or right of Seller or Peoples Federal, or against any officer, director or employee of Seller or Peoples Federal in such capacity, including any claims under the Equal Credit Opportunity Act, the Fair Housing Act, Regulation B of the Board of Governors of the Federal Reserve, or any other federal or state law prohibiting discrimination in lending, housing or otherwise nor, subject to the Knowledge Qualification, does any basis for any such claim exist. Subject to the MAE Qualification, neither Seller nor Peoples Federal is a party to or subject to any order, judgement or decree.

3.11     COMPLIANCE WITH LAWS

         (a) Each of Seller and Peoples Federal has all material franchises, permits, licenses, certificates of authority, orders and approvals of, and has made all material filings, applications and registrations with, all Governmental Entities that, subject to the MAE Qualification, are required to permit Seller and Peoples Federal to carry on their respective businesses in all material respects as they are presently being conducted. Except as Previously Disclosed, all such material permits, licenses, certificates of authority, orders and approvals are in full force and effect and, subject to the Knowledge Qualification, will not be adversely affected by virtue of the completion of the Merger; and, subject to the Knowledge Qualification, no suspension or cancellation of any of the same is threatened.

         (b) Subject to the MAE Qualification, neither Seller nor Peoples Federal is in violation of its Articles of Incorporation, Charter, Code of Regulations or By-laws, or, any applicable federal, state or local law or ordinance or any order, rule or regulation of any Governmental Entity (including all banking (including all regulatory capital requirements), truth-in-lending, usury, fair credit reporting, consumer protection, securities, municipal securities, safety, health, environmental, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any Governmental Entity, and neither Seller nor Peoples Federal has received any written notice or communication from any Governmental Entity asserting that Seller or Peoples Federal is in violation of any of the foregoing. Except as Previously Disclosed, neither Seller nor Peoples Federal is subject to any regulatory or supervisory cease and desist order, assistance agreement, other agreement, written directive, memorandum of understanding or written commitment (other than those of general applicability to savings banks issued by Governmental Entities), and neither has received any written communication requesting that it enter into any of the foregoing.

3.12     CERTAIN INFORMATION

         The Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of Seller and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that information as of a later date shall be deemed to modify information as of an earlier date.

3.13     EMPLOYEE BENEFIT PLANS

         (a) Seller has Previously Disclosed or made available a true and complete list of all Seller Employee Plans together with, in the case of qualified plans, (i) for the Disclosure Period, financial reports prepared with respect thereto, (ii) for the Disclosure Period, annual reports or returns filed with any Governmental Entity with respect thereto, (iii) all rulings and determination letters and any open requests for rulings or letters that pertain thereto, (iv) for the Disclosure Period, any audit reports with respect to any of the foregoing, and (v) any written correspondence or other communication with any Governmental Entity relating to any Seller Employee Plan and (vi) any workpapers relating to any of the foregoing for the Disclosure Period.

         (b) Neither Seller nor Peoples Federal currently maintains or sponsors any Defined Benefit Plan. Peoples Federal terminated its Defined Benefit Plan in 1988 and such termination was filed with and approved by all necessary Governmental Entities. All such filings with the Pension Benefit Guaranty Corporation, all correspondence from the Pension Benefit Guaranty Corporation relative to such filings and the IRS determination letter relative to the termination of the Defined Benefit Plan have been Previously Disclosed.

         (c) Neither Seller nor Peoples Federal currently maintains or sponsors any Seller ESOP. Peoples Federal terminated its Seller ESOP in 2000 and such termination was filed with and approved by all necessary Governmental Entities. All such filings have been Previously Disclosed.

         (d) Neither Seller nor Peoples Federal participates in and has not incurred any liability under Section 4201 et seq. of ERISA for a complete or partial withdrawal from any multi-employer plan (as such term is defined in ERISA).

         (e) No transaction prohibited by Section 406 et seq. of ERISA (and not exempt under Section 408 of ERISA or Section 4975 of the Code) has occurred with respect to any Seller Employee Plan that would result in the imposition, directly or indirectly, of an excise tax under Section 4975 of the Code.

         (f) Full payment has been made (or proper accruals have been established) of all contributions which have been made or accrued for periods prior to the date hereof, and full payment will be so made (or proper accruals will be so established) for all contributions that are made or accrued for periods after the date hereof and prior to the Effective Time, under the terms of each Seller Employee Plan or ERISA.

         (g) Subject to the MAE Qualification, the Seller Employee Plans have been maintained and operated in compliance in all material respects with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations.

         (h) There are no pending or, subject to the Knowledge Qualification, threatened claims (other than routine claims for benefits) administrative proceedings, governmental audits or inquiries by, on behalf of or against any of Seller Employee Plans or any trust related thereto or any fiduciary thereof.

         (i) Except as Previously Disclosed, Seller has not made any payments, or been a party to any agreement or any Seller Employee Plan, that under any circumstances could obligate it or its successor to make payments or deemed payments that (i) are not or will not be deductible because of Sections 162(m) or 280G of the Code or (ii) require Buyer or First National to record any charge or expense therefor (or any tax gross-up payments) for financial reporting purposes on a post-acquisition basis.

         (j) Seller or Peoples Federal has Previously Disclosed the accounts, if any, holding the amounts credited to accounts of participants in the Seller Deferred Compensation Plan and any report or calculation from whatever source as to the amount of contribution to be made to the Seller Deferred Compensation Plan in order to be certain that the benefits thereunder will be fully funded and all expenses will be paid when the payments required under Section 5.11(f) hereof are made.

3.14     MATERIAL CONTRACTS

         Seller has Previously Disclosed to Buyer copies of all Material Contracts, except for any Material Contracts relating to loans made by Peoples Federal in the ordinary course of business consistent with past practice, copies of such loan files have been made previously available to Buyer. Subject to the MAE Qualification, neither Seller nor Peoples Federal is in default or in non-compliance under any Material Contract and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

3.15     BROKERS AND FINDERS

         Except for the Previously Disclosed agreement with Seller Advisor, neither Seller nor any of its directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

3.16     INSURANCE

         Seller and Peoples Federal are insured for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by applicable laws and regulations. Except as Previously Disclosed, neither Seller nor Peoples Federal has, during the past five years, had an insurance policy canceled or non-renewed or been denied any insurance coverage for which it has applied.

3.17     PROPERTIES

         Seller has Previously Disclosed a listing of any real property owned or leased by Seller or Peoples Federal at any time during the Disclosure Period. Seller has Previously Disclosed copies of any leases of real or tangible personal property used by Seller or Peoples Federal in the conduct of their respective businesses. All real and material tangible personal property owned by Seller or Peoples Federal or presently used in their respective businesses is in good condition (ordinary wear and tear excepted) and is sufficient to carry on the business of Seller and Peoples Federal in the ordinary course of business consistent with past practices. Except as Previously Disclosed, each of Seller and Peoples Federal has good and, with respect to such real property, marketable title, free and clear of all liens, encumbrances, charges, defaults or equities (other than equitable rights of redemption under applicable foreclosure laws) to all of their respective properties and assets, real and personal, tangible and intangible. Except as Previously Disclosed, all real and personal property that is leased or licensed by Seller or Peoples Federal is held by it pursuant to leases or licenses that are valid and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles or doctrines. Except as Previously Disclosed, such leases and licenses will not terminate or lapse prior to the Effective Time or thereafter by reason of completion of the Merger. Subject to the MAE Qualification, all improved real property owned and, subject to the Knowledge Qualification, leased by Seller or Peoples Federal is in compliance with all applicable zoning laws. On or prior to the Effective Time, Seller shall use its reasonable best efforts to provide landlord estoppel letters with respect to any real property leased by Seller or Peoples Federal stating that no defaults have occurred under any such leases and all of such leases are in full force and effect.

3.18     LABOR

         No work stoppage involving Peoples Federal is pending or, subject to the Knowledge Qualification, threatened. As of the date hereof, Peoples Federal is not involved in or, subject to the Knowledge Qualification, threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding involving any employees of Peoples Federal. There are no employees of Peoples Federal who are members of a collective bargaining unit.

3.19     ALLOWANCE FOR LOAN LOSSES

         The allowance for loan losses of Peoples Federal reflected on Seller's balance sheet included in the Seller Financial Statements is, and will be in the case of subsequently delivered Seller Financial Statements, in the reasonable opinion of Seller's management, adequate as of their respective dates under the requirements of GAAP and the requirements of any Governmental Entity. The aggregate principal amount of loans and accrued interest thereon contained (or that will be contained) in the loan portfolio of Peoples Federal in excess of such reserve, as reflected in the Seller Financial Statements, was (and will be), in the reasonable opinion of management of Seller, as of the respective dates of the Seller Financial Statements, fully collectible. Since the date of the most recent Seller Financial Statement, Peoples Federal has not incurred any extraordinary loan losses and the reserve for possible losses on loans remains reasonably adequate in light of Peoples Federal's historical loan loss experience.

3.20     MATERIAL INTERESTS OF CERTAIN PERSONS

         (a) Except as Previously Disclosed, no officer, director or employee of Seller or Peoples Federal or any Associate of any such person has any interest in any Material Contract or any property (real or personal, tangible or intangible), used in, or pertaining to, the business of Seller or Peoples Federal.

         (b) Seller has Previously Disclosed a list of all loans to insiders by it or Peoples Federal, including directors, executive officers and principal shareholders, as those terms are defined in Regulation O of the Board of Governors of the Federal Reserve System [12 CFR Part 215] identifying each borrower, his/her/its relationship to Seller or Peoples Federal, the amount outstanding on his/her/its loan at September 30, 2000, June 30, 2001 and the most recent practicable date.

3.21     FAIRNESS OPINION

         Seller has received an opinion from Seller Advisor to the effect that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to the shareholders of Seller.

3.22     DISCLOSURES

         None of the representations and warranties of Seller or any of the written information or documents furnished or to be furnished by Seller to Buyer in connection with or pursuant to this Agreement or the completion of the transactions contemplated hereby, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

3.23     INDEMNIFICATION

         Except as Previously Disclosed, no action or failure to take action by any present or former director, advisory director, officer, employee or agent of Seller or Peoples Federal has occurred which would as of the date hereof give rise to a claim or a potential claim by any such person for indemnification from Seller or Peoples Federal.

3.24     LOAN PORTFOLIO

         Except as Previously Disclosed, each loan reflected as an asset on the Seller Financial Statements as of September 30, 2000, and each loan originated or acquired by Peoples Financial thereafter is (or will be) evidenced by appropriate and sufficient documentation and constitutes (or will constitute), the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles or doctrines. Except as Previously Disclosed, all such loans are, and the loans held at the Effective Time will be, free and clear of any security interest, lien, encumbrance or other charge. Except as Previously Disclosed, there is no loan or other asset of Peoples Federal that as of the date hereof has been classified by examiners or others as "Other Loans of Concern," "Substandard," "Doubtful" or "Loss."

3.25     INVESTMENT PORTFOLIO

         Except as Previously Disclosed and except for pledges to secure public and trust deposits, none of the investments reflected in the Seller Financial Statements as of June 30, 2001 and none of the investments since made by Seller or Peoples Federal is subject to any restriction, whether contractual or statutory, which materially impairs the ability of Seller or Peoples Federal to freely dispose of such investment at any time, other than those restrictions imposed on securities held to maturity under GAAP.

3.26     CORPORATE RECORDS

         The corporate record books and stock ledgers of Seller and Peoples Federal are complete and accurate in all material respects and reflect all meetings, consents and other material actions of the respective organizers, incorporators, shareholders, Board of Directors and committees of the Board of Directors of Seller and Peoples Federal (except for the minutes related to the process leading to this Agreement and the transactions contemplated hereunder), and all transactions in their capital stock, since inception.

3.27     INTEREST RATE RISK MANAGEMENT INSTRUMENTS

         Seller does not have any interest rate swaps, caps, floors, option agreements or other interest rate risk management arrangements or agreements.

3.28     INTERIM EVENTS

         Except as Previously Disclosed, since June 30, 2001, neither Seller nor Peoples Federal has (a) paid or declared any dividend or made any other distribution to shareholders or (b) except for the actions described in Section 5.6(a)(xix) and the last sentence of Section 5.6(a)(xvii), taken any action which if taken after the date hereof would require the prior written consent of Buyer pursuant to Section 5.6 hereof.

3.29     WAIVER

         Neither Seller nor Peoples Federal has waived any material right under any Material Contract.

3.30     CONVERSION-RELATED RESTRICTIONS HAVE LAPSED

         All restrictions on acquisition of Seller or Seller Common Stock, whether under Article SEVENTH of Seller's Articles of Incorporation or otherwise, have expired by their terms and are no longer of any force or effect.

3.31     CRA PUBLIC COMMENT FILE

         Seller has Previously Disclosed copies of all written comments received from the public and all written responses to such comments by Peoples Federal required to be maintained by Peoples Federal under OTS Rule 563e.43 [12 CFR 563e.43].

3.32     AFFILIATE TRANSACTIONS

         Except as Previously Disclosed or as disclosed by Seller under an appropriate caption in its definitive proxy statements filed with the SEC before the date hereof, since September 30, 1998 there have been no transactions between Seller or Peoples Federal, on one hand, and any affiliates of Seller or Peoples Federal, on the other hand, of the kind described in or subject to Rules
563.41 [12 CFR 563.41] or 563.42 [12 CFR 563.42] of the OTS, Federal Reserve Act sec. 23A [12 U.S.C. 371c] or sec. 23B [12 U.S.C. 371c-1], or HOLA sec. 11(a)(1)
[12 U.S.C. 1468(a)(1)], and there currently are no such transactions pending or proposed. For purposes of this Section 3.32, the term "affiliate" shall be deemed to include directors and executive officers of Seller or Peoples Federal and any corporations, partnerships, trusts or other entities or organizations owned or controlled by directors or executive officers of Seller or Peoples Federal, regardless of whether those persons would be considered affiliates as defined in Rules 563.41 or 563.42, Federal Reserve Act sec. 23A or sec. 23B, or HOLA sec. 11(a)(1).

3.33     BENEFICIAL OWNER

         Except as Previously Disclosed, neither Seller nor any of its Affiliates or Associates are "beneficial owners," as the term "beneficial owners" is defined in Section 1704.01(C)(4) of the Ohio Revised Code, of any of the outstanding shares of Buyer.

3.34     SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

         Except as Previously Disclosed and subject to the Knowledge Qualification, neither Seller nor Peoples Federal has received any notice of any stay of action, execution or attachment or any vacation of any judgement Peoples Federal has obtained or any motion for such a stay or vacation or any demand or request for a reduction of an interest rate from any individual entitled to relief under the Soldiers' and Sailors' Civil Relief Act [ 50 U.S.C. sec. 501, et seq.].


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller that the following are true and correct:

4.1      ORGANIZATION, STANDING AND AUTHORITY OF BUYER

         Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, with full corporate power and authority to own or lease all of its properties and assets and to carry on its business as now conducted, and Buyer is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. Buyer is a bank holding company, registered under the Bank Holding Company Act Section 5 [12 U.S.C. 1844]. Buyer's wholly-owned subsidiary, First National, is duly organized, validly existing and in good standing under the National Bank Act. First National is a member in good standing of the FHLB and the Federal Reserve System.

4.2      AUTHORIZED AND EFFECTIVE AGREEMENT

         (a) Buyer has all requisite corporate power and authority to enter into this Agreement and (subject to receipt of all necessary approvals of Government Entities) to perform all of its obligations hereunder. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly authorized by the Board of Directors of Buyer and approved by all necessary corporate action in respect thereof on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (b) Neither the execution and delivery of this Agreement, nor completion of the transactions contemplated hereby, including the Merger, nor compliance by Buyer with any of the provisions hereof does or will (i) conflict with or result in a breach of any provisions of the Articles of Incorporation or Code of Regulations of Buyer, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Buyer pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other material instrument or obligation to which Buyer is a party, or by which any of its properties or assets may be bound or affected, or (iii) subject to receipt of all required approvals from Governmental Entities, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

         (c) Except for the filings and approvals set forth in Section 3.4(c)(i) and (iv) hereof, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Buyer or First National in connection with (y) the execution and delivery of this Agreement by Buyer or (z) the completion of the Merger.

         (d) As of the date hereof, Buyer is not aware of any reasons relating to Buyer or First National (including CRA compliance) why all consents and approvals shall not be procured from all Governmental Entities having jurisdiction over the Merger as shall be necessary for completion of the Merger, free of any conditions or requirements which would have a Material Adverse Effect on Seller.

4.3      SECURITIES DOCUMENTS AND REGULATORY REPORTS

         (a) Buyer has timely filed all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) Each of Buyer and First National has duly filed with the OCC and any other applicable federal or state banking authority, as the case may be, the reports required to be filed under applicable laws and regulations and such reports were in all material respects complete and accurate and in compliance with the requirements of applicable laws and regulations. In connection with the most recent examinations of First National by the OCC, First National was not required to correct or change any action, procedure or proceeding which Buyer believes has not been corrected or changed as required.

4.4      FINANCIAL STATEMENTS

         (a) Buyer has Previously Disclosed or made available to Seller accurate and complete copies of the Buyer Financial Statements, which, in the case of year-end Buyer Financial Statements, are accompanied by the audit reports of Crowe, Chizek and Company, L.L.P., independent certified public accountants, with respect to Buyer. The Buyer Financial Statements fairly present and will fairly present, as the case may be, the consolidated financial condition of Buyer as of the respective dates set forth therein, and the consolidated income, changes in shareholders' equity and cash flows of Buyer for the respective periods or as of the respective dates set forth therein.

         (b) Each of the Buyer Financial Statements referred to in Section 4.4(a) has been or will be, as the case may be, prepared in accordance with GAAP, except as stated therein, and except in the case of interim statements for the absence of footnotes and normal year end adjustments. The audits of Buyer have been conducted in accordance with generally accepted auditing standards. The accounting books and records of Buyer and First National are being maintained in compliance with applicable legal and accounting requirements, and all such books and records accurately reflect in all material respects all dealings and transactions in respect of the business, assets, liabilities and affairs of Buyer and First National.

4.5      MATERIAL ADVERSE CHANGE

         Since June 30, 2001 to the date hereof, (i) Buyer has conducted its business in the ordinary and usual course (excluding the entering into of this Agreement, the incurrence of expenses in connection with this Agreement and the transactions contemplated hereby) and (ii) no event has occurred or circumstance arisen or been discovered that, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Buyer.

4.6      LEGAL PROCEEDINGS

         Except as Previously Disclosed, there are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, subject to the Knowledge Qualification, unasserted or threatened against Buyer or First National or against any asset, interest or right of Buyer, or against any officer, director or employee of Buyer or First National, in such capacity, which seeks material monetary relief, specific performance, injunctive relief or other equitable relief. Subject to the MAE Qualification, neither Buyer nor First National is a party to or subject to any order, judgment or decree.

4.7      CERTAIN INFORMATION

         None of the information relating to Buyer or First National supplied or to be supplied by Buyer for inclusion in the Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of Seller and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that information as of a later date shall be deemed to modify information as of an earlier date.

4.8      DISCLOSURES

         None of the representations and warranties of Buyer or any of the written information or documents furnished or to be furnished by Buyer to Seller in connection with or pursuant to this Agreement or the completion of the transactions contemplated hereby, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

4.9      FINANCIAL RESOURCES

         Buyer has the financial wherewithal and has, or will have prior to the Effective Time, sufficient cash funds to pay the aggregate Merger Consideration and perform its obligations under this Agreement. Buyer is in compliance with all applicable capital, debt and financial and non-financial regulations of state and federal banking agencies having jurisdiction over it.

4.10     BENEFICIAL OWNER

         Except as Previously Disclosed, neither Buyer nor any of its Affiliates or Associates are "beneficial owners," as the term "beneficial owners" is defined in Section 1704.01(C)(4) of the Ohio Revised Code, of any of the outstanding shares of Seller.


                                    ARTICLE V

                                    COVENANTS

5.1      REASONABLE BEST EFFORTS

         Subject to the terms and conditions of this Agreement, each of Seller and Buyer (i) shall use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations so as to permit and otherwise enable completion of the Cash-Out Merger, as promptly as reasonably practicable, and (ii) shall cooperate fully with each other to that end.

5.2      SHAREHOLDER MEETING

         Seller shall take all action necessary to properly call, convene and conduct a meeting of its shareholders as soon as practicable after the date hereof to consider and vote upon the adoption of this Agreement. Seller shall seek an updated fairness opinion from Seller Advisor as of a date reasonably proximate to the date of dissemination of the Proxy Statement. At the time of the dissemination of the Proxy Statement, the Board of Directors of Seller shall recommend that the shareholders of Seller approve this Agreement and the transactions contemplated hereby; provided, however, that the Board of Directors of Seller may elect not to make such recommendation or may elect to withdraw, modify or change any such recommendation if the Seller's Board of Directors, after having consulted with and considered the advice of counsel, reasonably determines that the making of such recommendation, or the failure to withdraw, modify or change such recommendation, would constitute a breach of the fiduciary duties of such directors under applicable law.

5.3      REGULATORY MATTERS

         (a) The Parties shall promptly cooperate with each other in the preparation and filing by Seller of the Proxy Statement with the SEC and after the SEC has cleared the Proxy Statement, Seller shall promptly mail the Proxy Statement to its shareholders.

         (b) The Parties shall cooperate with each other and use their reasonable best efforts to promptly prepare and file as promptly as is reasonably practicable, all necessary documentation, to effect all applications (including applications of Buyer and First National), notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all Governmental Entities and third parties which are necessary or advisable to consummate the transactions contemplated by this Agreement including the OCC and the Federal Reserve Bank of Cleveland. Buyer and Seller shall have the right to review in advance, and, to the extent practicable, each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all the information which appears in any filing made by the other Party or written materials submitted by the other Party to any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the Parties shall act reasonably and as promptly as practicable. The Parties agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each Party will keep the other apprised of the status of matters relating to the completion of the transactions contemplated herein. The Parties agree that they will use their reasonable best efforts to cause the Closing Date to occur by January 31, 2002.

         (c) Buyer and Seller shall, upon request, furnish each other with all information concerning themselves, their respective present and former directors and officers, the shareholders of Seller and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Buyer, First National, Seller or Peoples Federal to any Governmental Entity in connection with the transactions contemplated hereby.

         (d) Buyer and Seller shall promptly furnish each other with copies of written communications received from, or delivered to, any Governmental Entity in respect of the transactions contemplated hereby.

5.4      INVESTIGATION AND CONFIDENTIALITY

         (a) Seller shall permit Buyer and its representatives reasonable access to Seller's properties and personnel, and shall disclose and make available to Buyer, upon Buyer's reasonable request, all books, papers and records relating to Seller's or Peoples Federal's assets, stock ownership, properties, operations, obligations and liabilities, including all books of account (including the general ledger), tax records, minute books of meetings of shareholders and Boards of Directors (and any committees thereof) and shareholders, except the minutes related to the process leading to this Agreement and the consummation of the transactions contemplated herein, organizational documents, code of regulations, Material Contracts, filings with any

Governmental Entity, accountants' work papers, litigation files, loan files, plans affecting employees, and any other business activities or prospects in which Buyer may have a reasonable interest; provided, however, that such access and any such reasonable request shall be reasonably related to the transactions contemplated hereby and shall not unduly interfere with Seller's normal operations. Seller shall make the directors, officers, employees and agents and authorized representatives (including counsel and independent public accountants) of Seller and Peoples Federal available to confer with Buyer and its representatives; provided, however, that such access shall be reasonably related to the transactions contemplated hereby and shall not unduly interfere with Seller's or Peoples Federal's normal operations. Representatives of Buyer shall be given notice of any meetings of the Boards of Directors of Seller or Peoples Federal and, within thirty days following such meeting, Seller shall provide Buyer with copies of the minutes of any such meetings, except the minutes related to the process leading to this Agreement and the consummation of the transactions contemplated herein.

         (b) All information furnished previously in connection with the transactions contemplated by this Agreement or pursuant hereto shall be treated as the sole property of the Party furnishing the information until completion of the transactions contemplated hereby and, if such transactions shall not occur, the Party receiving the information shall either destroy or return to the Party which furnished such information (at its instructions) all documents or other materials containing, reflecting or referring to such information, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall not apply to (i) any information that
(x) the Party receiving the information can establish was already in its possession prior to the disclosure thereof by the Party furnishing the information; (y) was then generally known to the public; or (z) became known to the public through no fault of the Party receiving the information; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of or subpoena issued by a court of competent jurisdiction; provided, however, that the Party which is the subject of any such legal requirement or order shall use its best efforts to give the other Party at least ten business days' prior written notice thereof.

         (c) Buyer shall use any such information that is not publicly available solely for purposes of the Merger. Unless the Merger is consummated, neither Buyer, nor its directors, officers, employees, agents and representatives shall knowingly solicit (i) the employees of Peoples Federal for employment, or (ii) the loan or deposit customers of Peoples Federal as identified in any materials or information provided to Buyer in confidence pursuant to this Agreement; provided, however, that general advertisements or general public solicitations for loans or depositors that are not targeted or directed specifically to customers of Peoples Federal, inquiries initiated by Peoples Federal's customers themselves, and solicitation of Buyer's own customers existing as of the date hereof who also may be customers of Peoples Federal shall not be considered a violation of this provision.










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



5.5      PRESS RELEASES

         Buyer and Seller shall agree with each other as to the form and substance of any press release related to this Agreement or the transactions contemplated hereby, and consult with each other as to the form and substance of other public disclosures which may relate to the transactions contemplated by this Agreement; provided, however, that nothing contained herein shall prohibit either Party, following notification to the other Party, from making any disclosure that such Party reasonably believes is required by law or regulation.

5.6      BUSINESS OF THE PARTIES

         (a) During the period from the date hereof and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Buyer, Seller and Peoples Federal shall carry on their business only in the ordinary course consistent with past practice. During such period, Seller also will use all reasonable efforts to (x) preserve the business organizations of Seller and Peoples Federal intact, (y) keep available to itself and Buyer the present services of the employees of Seller and Peoples Federal and (z) preserve for itself and Buyer the goodwill of the customers of Peoples Federal and others with whom a business relationship with Peoples Federal exists. Without limiting the generality of the foregoing, except as Previously Disclosed or with the prior written consent of Buyer or as expressly contemplated hereby, between the date hereof and the Effective Time, Seller shall not, with respect to Seller or Peoples Federal, and shall cause Peoples Federal not to:

                  (i) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of Seller Common Stock, except for regular quarterly cash dividends payable by Seller consistent with past practice at a rate not in excess of $.06 per share of Seller Common Stock; provided, however, that nothing herein shall be deemed to affect the ability of a Seller Subsidiary to pay dividends to Seller;

                  (ii) issue any shares of its capital stock, other than upon the exercise of Seller Options referred to in Section 3.1 hereof; issue, grant, modify or authorize any Rights; purchase any shares of Seller Common Stock; or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization;

                  (iii) amend its Articles of Incorporation, Charter, Code of Regulations, By-laws or similar organizational documents, unless such amendment shall be necessary to complete the Merger; or waive or release any material right or cancel or compromise any material debt or claim;

                  (iv) increase the rate of compensation of any of the directors, officers or employees of Seller or Peoples Federal, or pay or agree to pay any bonus or severance to, or provide any other new benefit or incentive to, any of the directors, officers or employees of Seller or Peoples Federal, except (w) as may have been previously accrued as reflected in the Seller Financial Statements as of June 30, 2001, (x) as may be required pursuant to Previously Disclosed commitments existing on the date hereof, (y) for

         Previously Disclosed regular scheduled salary increases or bonuses, or
         (z) as may be required by law;

                  (v) enter into or, except as may be required by law, modify any Seller Employee Plan or other benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees;

                  (vi) with respect to any of the following loans the application for which is first received by Seller or Peoples Federal after the date hereof, approve or close (w) any brokered loan, (x) any loan in excess of $275,000 for a loan secured by a first trust or mortgage, (y) any loan in excess of $100,000 for a loan secured by a second trust or mortgage, or (z) any loan in excess of $15,000 that is not secured by a first or second trust or mortgage on a one to four family residential property;

                  (vii) except as otherwise expressly permitted hereunder, enter into (v) any agreement for the purchase, sale, transfer, mortgage, encumbrance or other disposition of any properties or assets outside the ordinary course of business, (w) any other transaction, agreement, arrangement or commitment not made in the ordinary course of business,
         (x), any agreement, indenture or other instrument relating to the borrowing of money by Seller or Peoples Federal or guarantee by Seller or Peoples Federal of any such obligation, except, in the case of Peoples Federal, for deposits, FHLB advances not to exceed six months to maturity, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business consistent with past practice, (y) except as otherwise permitted pursuant to
         Section 5.6(a)(xxi) hereof, any agreement, arrangement or commitment relating to the employment of an employee or consultant, or amend any such existing agreement, arrangement or commitment; or (z) any contract, agreement or understanding with a collective bargaining unit;

                  (viii) change its method of accounting in effect for the year ended September 30, 2000, except as required by changes in laws or regulations or GAAP, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for such year, except as required by changes in laws or regulations;

                  (ix) enter into or renew any lease of real or personal property or any service contract; or fail to give any required notice to prevent a lease or service contract from being renewed; or make any capital expenditures in excess of $10,000 individually or $30,000 in the aggregate, other than pursuant to binding commitments Previously Disclosed and existing on the date hereof and expenditures necessary to maintain existing assets in good repair;

                  (x) file any applications or make any contract with respect to branching or site location or relocation;

                  (xi) sell any common or preferred stock in the Federal Home Loan Mortgage Corporation;

                  (xii) enter or agree to enter into any agreement or arrangement granting any preferential right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights;

                  (xiii) except as necessitated in the reasonable opinion of the management of Peoples Federal due to changes in interest rates, and in accordance with safe and sound banking practices, change or modify in any material respect any of Peoples Federal lending or investment policies, except to the extent required by law or an applicable regulatory authority;

                  (xiv) enter into any futures contract, option contract, interest rate cap, interest rate floors, interest rate exchange agreement or other agreement for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                  (xv) take any action that would cause any of the representations and warranties of Seller contained in this Agreement not to be true and correct in any material respect at the Effective Time or that would cause any of the conditions of Sections 6.1 or 6.3 hereof not to be satisfied;

                  (xvi) take any action that would materially impede or delay the completion of the transactions contemplated by this Agreement or the ability of Buyer or Seller to perform its covenants and agreements under this Agreement;

                  (xvii) materially increase or decrease the rate of interest paid on time deposits or on certificates of deposit or the interest rate charged on loans to customers, except (A) in a manner and pursuant to policies consistent with past practices or (B) to decrease rates on jumbo certificates of deposit; or change the interest rate paid on passbook or statement savings accounts. Seller shall on a weekly basis provide to Buyer a written schedule of Peoples Federal's interest rates and terms of deposit accounts and loans;

                  (xviii) prepay any debt, including FHLB advances at a premium or with a prepayment penalty or fee;

                  (xix) originate any fixed rate one to four family mortgage loan that is not underwritten and documented to permit saleability to GSE secondary market investors;

                  (xx) create or fill any new employment position;

                  (xxi) replace any current non-officer employee and provide the replacement employee with wages or salary that in an aggregate amount are greater than 110% of those that were provided to the employee that such employee is replacing; or,

                  (xxii)   agree to do any of the foregoing.

         (b) Seller shall promptly notify Buyer in writing of the occurrence of any matter or event known to and directly involving Seller or Peoples Federal, other than any changes in conditions that affect the banking or savings institution industry generally, that would have, either individually or in the aggregate, a Material Adverse Effect on Seller or Peoples Federal.

         (c) Except with the prior written consent of Seller or as expressly contemplated hereby, between the date hereof and the Effective Time, Buyer shall not:

                  (i) take any action that would cause any of the representations and warranties of Buyer contained in this Agreement not to be true and correct in any material respect at the Effective Time or that would cause any of the conditions of Sections 6.1 or 6.2 hereof not to be satisfied;

                  (ii) take any action that would materially impede or delay the completion of the transactions contemplated by this Agreement or the ability of Buyer or Seller to perform its covenants and agreements under this Agreement; or

                  (iii) agree to do any of the foregoing.

5.7      CERTAIN ACTIONS

         Until the earlier of (a) a proper termination of this Agreement by Buyer or Seller pursuant to Section 7.1 or (b) the Effective Time, neither Seller nor any of its directors, officers, employees, agents and/or representatives shall solicit or encourage inquiries, offers or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any Alternative Proposal with any person other than Buyer; provided, however, nothing in this Section 5.7 shall prohibit Seller from furnishing information to, or entering into discussions, negotiations or an agreement with, any person which makes an unsolicited Alternative Proposal if and to the extent that (y) the Board of Directors of Seller, after consultation with and based upon the advice of counsel, reasonably determines that such action is required to fulfill its fiduciary duties to the shareholders of Seller under applicable law and (z) before furnishing such information to, or entering into discussions, negotiations or an agreement with, such person or entity, Seller provides immediate written notice to Buyer of such intended action. Seller shall instruct its directors, officers, representatives and agents to refrain from taking any action prohibited by this Section 5.7. In no event may Seller provide any information to a third party that it has not provided to Buyer.

5.8      CURRENT INFORMATION

         Until the Effective Time, Seller shall, upon the request of Buyer, cause one or more of its designated representatives to confer on a monthly or more frequent basis with representatives of Buyer regarding Seller's or Peoples Federal's financial condition, operations and business and matters relating to the completion of the transactions contemplated hereby. As soon as reasonably available, but in no event more than two business days after filing, Seller will deliver or make available to Buyer all reports filed by it under the Securities Laws and all reports filed by Peoples Federal under the Thrift Regulations subsequent to the date hereof including all financial reports filed with the OTS. Seller will also deliver or make available to Buyer as soon as practicable all quarterly and annual Seller Financial Statements prepared with respect to periods ending subsequent to June 30, 2001. As soon as practicable after the end of each month, Seller will deliver to Buyer
(a) the monthly deposit and loan trial balances of Peoples Federal, (b) the monthly analysis of Peoples Federal's investment portfolio prepared by Peoples Federal and (c) any monthly balance sheet and/or income statements of Seller or Peoples Federal.

5.9      INDEMNIFICATION; INSURANCE

         (a) From and after the Effective Time, Buyer agrees to indemnify and hold harmless the past and present directors and officers of Seller and Peoples Federal (the "Indemnified Parties") for all acts or omissions occurring at or prior to the Effective Time to the same extent such persons have the right to be indemnified and held harmless by Seller under the Articles of Incorporation or Code of Regulations of Seller as in effect at the date of this Agreement, and such right shall continue in full force and effect until the expiration of any applicable statute of limitations. Without limiting the foregoing, all limitations of liability existing in favor of the Indemnified Parties as of the date hereof, to the maximum extent permitted by Ohio law, arising out of matters existing or occurring at or prior to the Effective Time, shall survive the Merger and shall continue in full force and effect. At Buyer's option, Buyer shall either (i) purchase single premium tail coverage under Seller's directors and officers insurance coverage as in effect as of the dated hereof or (ii) provide director and officer insurance coverage for the Indemnified Parties that is similar to that currently provided by Seller, providing in either event coverage for a period of three years after the Closing Date; provided, however, that in either event the cost of such coverage does not exceed 125% of Seller's current cost for such coverage.

         (b) In the event that Buyer or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or resulting corporation of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case such successor or assign shall assume the obligations set forth in this Section 5.9, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each director and officer covered hereby.

5.10     ENVIRONMENTAL REPORTS

         Buyer has caused a Phase I and Phase II environmental site assessment to be performed on certain real property owned by Seller and/or Peoples Federal. Seller shall promptly pay when due all costs of environmental consultants, including lab costs, associated with such investigations and related reports.

5.11     EMPLOYEES AND EMPLOYEE BENEFIT PLANS

         (a) It is Buyer's desire that following the Closing Date until the effective time of the Financial Institution Merger, the employees of Peoples Federal as of the date hereof will continue to serve in similar capacities with Peoples Federal and, after the Financial Institution Merger, as employees of First National.

         (b) Seller has Previously Disclosed to Buyer a list showing the names of all officers and employees of Seller and Peoples Federal, whether serving part-time or full-time and each person's date of hire, title, years of service, and current compensation. Within two weeks after execution of this Agreement, Seller shall give Buyer the opportunity to interview all officers of Peoples Federal, which interviews shall be conducted at a time and in a manner that do not interfere with the ongoing business of Seller and Peoples Federal. Buyer shall offer to retain after the Merger each non-officer employee reflected on such list and each non-officer employee hired by Peoples Federal after the date hereof to replace any non-officer employee shown on such list; provided, however, that such replacement employees shall be retained on terms and conditions no more favorable for such replacement employees as are reflected on such list as to the non-officer employee such replacement employee replaced. Except for the severance obligations owed to non-officer employees by Peoples Federal pursuant to Section 5.11(c) hereof, after the Effective Time, Buyer and First National shall treat such employees of Seller and Peoples Federal that Buyer is obligated to retain hereunder in the same manner as First National treats its current employees. Nothing in this Agreement shall be construed as an employment contract enforceable by any person against Seller, Peoples Federal, Buyer, or First National. For officers of Peoples Federal whom Buyer desires to employ but with whom terms of employment cannot be reached, Seller and Peoples Federal shall make good faith efforts to encourage any such officers to accept interim employment with Peoples Federal and, after the Financial Institution Merger, with First National until the post-merger operational transition is complete. Buyer shall assume the obligations of Peoples Federal under the severance or employment agreements entered into with any officer of Peoples Federal prior to the date of this Agreement.

         (c) All non-officer employees of Peoples Federal who are actively employed at the Effective Time shall, upon satisfactory review of employment files and subject to First National employee standards of performance, be offered continued employment with First National at the Effective Time and, with respect to employees who accept such employment and are not currently covered by a written employment or severance agreement with Peoples Federal, shall be employed as at-will employees at the same base compensation that such employees are receiving from Peoples Federal. Buyer shall have no obligation to offer employment to any employee of Seller or Peoples Federal who was hired after the date hereof unless such employee was hired to Section 5.6 hereof. Each Peoples Federal non-officer employee immediately before the Effective Time who First National does not employ after the Effective Time or whose employment is terminated by First National without Cause within one year after the Effective Time shall receive an employment severance payment. Such payment shall be equal to the product of one week of the employee's then current average weekly base salary or wages earned during the twelve month period ending at the Effective Time multiplied by the number of total complete years of service by that employee as a Peoples Federal employee; provided, however, that the minimum severance payment shall equal one week's salary or wages (as so computed) and the maximum severance payment shall equal twenty-six weeks' salary or wages (as so computed).

         (d) Full-time employees of Seller and Peoples Federal who remain employed after the Effective Time will be eligible to participate in all welfare and benefit plans that are generally available to full-time employees of First National on a uniform and non-discriminatory basis on the earliest date permitted by each such plan with credit for years of service with Seller and Peoples Federal for the purpose of eligibility and vesting. Buyer shall use its best efforts to cause any and all pre-existing condition limitations (to the extent such limitations did not apply to a pre-existing condition under any Seller Employee Plan) and eligibility waiting periods under its group health plans to be waived with respect to such participants and their eligible dependents.

         (e) In the sole discretion of Buyer, payments made by it in full and complete satisfaction of obligations of Seller and/or Peoples Federal under any Seller Employee Plan or under any employment or severance agreement by and between Seller or Peoples Federal and their respective officers shall be subject to the recipient's delivery to Buyer of (i) a written acknowledgment signed by such recipient that the payment or payments and benefits to be made to him or her is in full and complete satisfaction of all liabilities and obligations thereunder of Seller, Buyer, and each of their respective affiliates, directors, officers, employees and agents, and (ii) a release by such recipient of all such parties from further liability in connection with the particular Seller Employee Plan or agreement, as applicable. The foregoing shall not create any obligation on the part of Seller prior to the Effective Time, other than to use its best reasonable efforts to cooperate with Buyer in obtaining the foregoing acknowledgements and releases.

         (f) Seller and Peoples Federal shall take all steps necessary to terminate Seller's 401(k) Plan at the Effective Time. Prior to the Effective Time, Seller and Peoples Federal shall make contributions to the Seller 401(k) Plan as required by the Seller 401(k) Plan and in accordance with the schedule established by Seller's Board of Directors, as Previously Disclosed; provided, however, that all such contributions shall be deductible by Seller and Peoples Federal under Section 404 of the Code and the allocations of such contributions shall otherwise be in compliance with Section 415 of the Code. All amounts accrued for contributions to the Seller 401(k) Plan shall be contributed to the Seller 401(k) Plan by Seller or Peoples Federal at the Effective Time for allocation in accordance with the terms of the Seller 401(k) Plan and past practice.

         (g) Pursuant to the Seller Deferred Compensation Plan, all amounts credited to participants' accounts will be distributed in a lump sum as soon as practicable after the date of this Agreement. Prior to the Effective Time, Seller and Peoples Federal shall make contributions to the Seller Deferred Compensation Plan as required by the Seller Deferred Compensation Plan in order to ensure that the benefits are fully funded and all expenses of the Seller Deferred Compensation Plan are paid. Seller and Peoples Federal shall terminate the Seller Deferred Compensation Plan in accordance with its terms on or prior to the Effective Time.

5.12     LITIGATION MATTERS

         Seller will consult with Buyer about any proposed settlement, or any disposition of, any litigation affecting Seller or Peoples Federal.

5.13     ORGANIZATION OF MERGER SUB

         Buyer shall cause Merger Sub to be formed under the Ohio General Corporate Law as a wholly owned, first-tier subsidiary of Buyer on or prior to the Effective Time. Buyer shall cause all necessary corporate action to be taken by Merger Sub to adopt the plan of merger contained in Article II of this Agreement with respect to the Cash-Out Merger including, if necessary or appropriate, having Merger Sub become a signatory to this Agreement for the purpose of becoming a party to such plan of merger. Pending consummation of the Cash-Out Merger, Buyer shall not permit Merger Sub to engage in any business activity.

5.14     CONFORMING ENTRIES

         (a) Subject to applicable laws, Seller shall (i) establish and take such reserves and accruals at such time as Buyer shall reasonably request to conform Peoples Federal's loan, accrual and reserve policies to First National's policies, and (ii) establish and take such accruals, reserves and charges in order to implement such policies and to recognize for financial accounting purposes such expenses of the Cash-Out Merger and restructuring charges related to or to be incurred in connection with the Merger, in each case at such times as are reasonably requested by Buyer, but in no event prior to two business days before the Closing Date; provided, however, that on the date such reserves, accruals and charges are to be taken, Buyer shall certify to Seller that all conditions to Buyer's obligation to consummate the Merger set forth in Sections
6.1 and 6.3 hereof (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing or otherwise to be dated at the Effective Time, the delivery of which shall continue to be conditions to Buyer's obligation to consummate the Merger) have been satisfied or waived; and provided, further, that Seller shall not be required to take any such action that is not consistent with GAAP and regulatory accounting principles.

         (b) No reserves, accruals or charges taken in accordance with this
Section 5.14 may be a basis to assert a violation of a breach of a representation, warranty or covenant of Seller herein or a basis to assert that Seller has suffered a Material Adverse Effect.

5.15     INTEGRATION OF POLICIES

         During the period from the date hereof to the Effective Time, Seller shall cause Peoples Federal and its directors, officers and employees to, and shall make all reasonable efforts to cause Peoples Federal data processing service providers to, cooperate and assist Buyer in connection with an electronic and systematic conversion of all applicable data regarding Peoples Federal to First National's system of electronic data processing; provided, however, that no such conversion shall occur until the Effective Time. In furtherance of the foregoing, Seller shall make reasonable arrangements during normal business hours to permit representatives of First

National to train Peoples Federal employees in First National's system of electronic data processing.

5.16     DISCLOSURE SUPPLEMENTS

         From time to time prior to the Effective Time, each Party shall promptly supplement or amend any materials Previously Disclosed and delivered or made available to the other Party pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date hereof, would have been required to be set forth or described in materials Previously Disclosed to the other Party or which is necessary to correct any information in such materials which has been rendered materially inaccurate thereby; provided, however, that no such supplement or amendment to such materials shall be deemed to have modified the representations, warranties and covenants of the Parties for the purpose of determining whether the conditions set forth in Article VI hereof have been satisfied.

5.17     DISCLOSURE OF CHANGE IN CONDITIONS

         In the event that either Party (the "Knowing Party") has knowledge of the occurrence, or impending or threatened occurrence, of any event or circumstance which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of its representations or agreements contained or referred to herein, or has knowledge of the occurrence, or impending or threatened occurrence, of any event or circumstance that would prevent the satisfaction of any of the conditions to the other Party's obligations under this Agreement, the Knowing Party shall give prompt written notice thereof to the other Party.


5.18     DISCLOSURE OF MERGER RELATED EXPENSES.

         Upon request, Seller shall provide Buyer with an accounting of all merger related expenses incurred by Seller or Peoples Federal through the Closing Date, including a good faith estimate of such expenses that have been incurred but for which invoices have not been received as of the Closing Date.

5.19     LIQUIDATION ACCOUNT.

         The liquidation account of Peoples Federal shall be assumed by the Buyer at the effective time of the Financial Institution Merger in accordance with 12 C.F.R. Section 563b.3(f).

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

6.1      CONDITIONS PRECEDENT - BUYER AND SELLER

         The respective obligations of Buyer and Seller to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver by Seller and Buyer of the following conditions at or prior to the Effective
Time:

         (a) All corporate action necessary to authorize the completion of the Cash-Out Merger shall have been duly and validly taken, including the approval and adoption of this Agreement by the requisite vote of the shareholders of Seller;

         (b) All approvals and consents from any Governmental Entity, the approval or consent of which is required for the completion of the Merger, shall have been received and all statutory waiting periods in respect thereof shall have expired; and Buyer and Seller shall have procured all other approvals, consents and waivers of other third parties; provided, however, that no required approval or consent of any Governmental Entity shall be deemed to have been received if it shall include any non-standard condition or requirement that, in the aggregate, in Buyer's sole determination, would so materially reduce the economic or business benefits of the transactions contemplated by this Agreement to Buyer that had such condition or requirement been known, Buyer, in its reasonable judgment, would not have entered into this Agreement;

         (c) None of Buyer, First National, Seller or Peoples Federal shall be subject to any statute, rule, regulation, injunction or other order or decree which shall have been enacted, entered, promulgated or enforced by any Governmental Entity that prohibits, restricts or makes illegal completion of the Merger;

         (d) No proceeding initiated by any Government Entity seeking an order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the completion of the Merger shall be pending or, subject to the Knowledge Qualification, threatened; and

         (e) Seller shall have received the written opinion of Seller Advisor, dated as of a date reasonably proximate to the date of the Proxy Statement relating to the meeting of the shareholders of Seller to be held pursuant to
Section 5.2 hereof, to the effect that the Merger Consideration is fair to the shareholders of Seller from a financial point of view as of such date.

6.2      CONDITIONS PRECEDENT - SELLER

         The obligations of Seller to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver by Seller of the following conditions at or prior to the Effective Time:

         (a) Subject to the MAE Qualification with respect to Buyer, the representations and warranties of Buyer set forth in Article IV hereof shall be true and correct in all respects as of the date of this Agreement and such representations and warranties shall be true and correct as of the Closing Date as though made anew on and as of the Closing Date, unless the representation and warranty specifically relates to an earlier date;

         (b) Subject to the MAE Qualification with respect to Buyer, Buyer shall have performed all obligations and shall have complied with all covenants required to be performed and complied with by it pursuant to this Agreement on or prior to the Effective Time;

         (c) Buyer shall have delivered to Seller a certificate, dated as of the Closing Date and signed by its President and Chief Executive Officer, and by its Chief Financial Officer, to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied; and

         (d) Buyer shall have furnished Seller with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 6.1 and 6.2 as such conditions relate to Buyer as Seller may reasonably request.

6.3      CONDITIONS PRECEDENT - BUYER

         The obligations of Buyer to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver by Buyer of the following conditions at or prior to the Effective Time:

         (a) Subject to the MAE Qualification with respect to Seller, the representations and warranties of Seller set forth in Article III hereof shall be true and correct as of the date hereof and such representations and warranties shall be true and correct as of the Closing Date as though made anew on and as of the Closing Date, unless the representation and warranty specifically relates to an earlier date;

         (b) Subject to the MAE Qualification with respect to Seller, Seller and Peoples Federal shall have performed all obligations and complied with all covenants required to be performed and complied with by it or them pursuant to this Agreement on or prior to the Effective Time;

         (c) Seller shall have delivered to Buyer a certificate, dated the Closing Date and signed by its President and Chief Executive Officer and by its Chief Financial Officer, to the effect that the conditions set forth in Sections 6.3(a) and (b) have been satisfied;

         (d) Seller shall have furnished Buyer with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 6.1 and 6.2 as such conditions relate to Seller or Peoples Federal as Buyer may reasonably request; and.

         (e) Not more than 10% of the outstanding shares of Seller Common Stock shall be Dissenting Shares.

                                   ARTICLE VII

                        TERMINATION, WAIVER AND AMENDMENT

7.1      TERMINATION

         This Agreement may be terminated:

         (a) By the mutual written consent of the Boards of Directors of Seller and Buyer;

         (b) By the Board of Directors of Seller or Buyer if:

                 (i) The Cash-Out Merger has not been consummated on or before September 30, 2002; provided, however, if such non-occurrence is due to Buyer's failure to satisfy the conditions set forth in Section 6.2(a) or (b), or Seller's failure to satisfy the conditions set forth in Section 6.3(a) or (b), the Board of Directors of such failing Party shall not have the right to terminate this Agreement pursuant to this Section 7.1(b)(i); or

                 (ii) in the reasonable determination of either Board of Directors any event has occurred or circumstance has arisen or been discovered that would preclude satisfaction of any of the conditions set forth in Section
6.1 of this Agreement as of the date of such determination; provided, however, that if such an event or circumstance is due to a breach by a Party of any of its representations, warranties or covenants hereunder, then the Board of Directors of that Party shall not have the right to terminate this Agreement pursuant to this Section 7.1(b)(ii);

             (c) By the Board of Directors of the Seller if in its reasonable determination any event has occurred or circumstance has arisen or been discovered that would preclude satisfaction of any of the conditions set forth in Section 6.2 of this Agreement as of the date of such determination, unless such an event or circumstance is due to a breach by Seller of any of its representations, warranties or covenants hereunder;

             (d) By the Board of Directors of the Buyer if in its reasonable determination any event has occurred or circumstance has arisen or been discovered that would preclude satisfaction of any of the conditions set forth in Section 6.3 of this Agreement as of the date of such determination unless such an event or circumstance is due to a breach by Buyer of any of its representations, warranties or covenants hereunder; or

             (e) By the Board of Directors of Seller or Buyer if a Termination Event occurs.

7.2      EFFECT OF TERMINATION

         In the event that this Agreement is terminated pursuant to Section 7.1 hereof, this Agreement shall become void and have no effect, except that Sections 5.4(b) and (c), 5.10, 7.6 and 8.1 shall survive any such termination and (b) a termination shall not relieve the breaching

Party from any liability or damages arising out of its willful breach of any provision of this Agreement giving rise to such termination. Nothing in this Agreement is intended to limit any right of the non-breaching Party to seek the remedy of specific performance or any other action at law or equity against the breaching Party.

7.3      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

         All representations, warranties and covenants in this Agreement or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Time other than covenants that by their terms are to be performed after the Effective Time (including the covenants set forth in Sections 2.3, 2.5, 2.6, 2.8, 5.9, 5.11, 5.17 and 5.19hereof), provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive Buyer or Seller (or any director, officer or controlling person of either thereof) of any defense at law or in equity which otherwise would be available against the claims of any person, including any shareholder or former shareholder of either Buyer or Seller.

7.4      WAIVER

         Each Party hereto by written instrument approved by its Board of Directors and signed by an executive officer of such Party, may at any time (whether before or after approval of this Agreement by the shareholders of Seller) extend the time for the performance of any of the obligations or other acts of the other Party hereto and may waive (i) any inaccuracies of the other Party in the representations or warranties contained in this Agreement or any document delivered pursuant hereto, (ii) compliance with any of the covenants, undertakings or agreements of the other Party, (iii) to the extent permitted by law, satisfaction of any of the conditions precedent to its obligations contained herein or (iv) the performance by the other Party of any of its obligations set forth herein, provided that any such waiver granted, or any amendment or supplement pursuant to Section 7.5 hereof executed after shareholders of Seller have adopted this Agreement, shall not modify either the amount or form of the Merger Consideration or Seller Option Cancellation Payments or otherwise materially adversely affect such shareholders without the approval of the shareholders to the extent required by applicable law.

7.5      AMENDMENT OR SUPPLEMENT

         This Agreement may be amended or supplemented at any time by mutual written agreement of the Parties approved by the Board of Directors of the Parties hereto, subject to the proviso to Section 7.4 hereof. Any such amendment or supplement must be in writing and authorized by or under the direction of the Board of Directors of each of the Parties.

7.6      BREAK-UP FEE

         Buyer shall be entitled to $600,000 as a break-up fee payable on demand in immediately available funds, upon the proper termination of this Agreement by either Buyer or Seller pursuant to Section 7.1 other than:

         (a) a proper termination by Buyer and Seller pursuant to Section 7.1(a) hereof;

         (b) a proper termination of this Agreement by Seller or Buyer pursuant to Section 7.1(b)(i) hereof, except upon the occurrence of a Termination Event within one year after such a termination by Buyer due to the failure of Seller to satisfy the conditions set forth in Section 6.3(a) or (b) if such failure is due to a willful breach by Seller of any of its representations, warranties or covenants hereunder;

         (c) a proper termination of this Agreement by Buyer or Seller pursuant to Section 7.1(b)(ii) hereof, except upon the occurrence of a Termination Event within one year after (i) a termination by Buyer due to a withdrawal by the Board of Directors of Seller of a favorable recommendation to its shareholders of the adoption and approval of this Agreement, (ii) a termination by Buyer due to a change, alteration or modification by the Board of Directors of Seller of such a favorable recommendation to its shareholders in a manner adverse to Buyer in the reasonable determination of Buyer's Board of Directors, (iii) a termination by Buyer due to a failure of the shareholders of Seller to adopt this Agreement after a vote taken thereon at a meeting duly called for such purpose (or at any adjournment thereof) if an Alternative Proposal was made at or prior to such meeting, (iv) a termination by Buyer due to a failure to satisfy the conditions set forth in Section 6.1(a)-(d) if such failure is due to a willful breach by Seller of any of its representations, warranties or covenants hereunder or (v) a termination by Buyer or Seller due to the failure of Seller Advisor to issue its written opinion described in Section 6.1(e) if such failure is due to an Alternative Proposal;

         (d) a proper termination of this Agreement by Seller pursuant to
Section 7.1(c); or

         (e) a proper termination of this Agreement by Buyer pursuant to Section 7.1(d), except upon the occurrence of a Termination Event within one year after such a termination due to the failure of Seller to satisfy the conditions set forth in Section 6.3(a) or (b) if such failure is due to a willful breach by Seller of any of its representations, warranties or covenants hereunder.

         Notwithstanding the foregoing, to the extent Seller has previously paid Buyer any amounts pursuant to Section 8.1(b), the break-up fee owed hereunder shall be reduced by such amounts already paid by Seller to Buyer pursuant to
Section 8.1(b).

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.1      EXPENSES

         (a) Except as otherwise provided herein, each Party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel, provided that notwithstanding anything to the contrary contained in this Agreement, neither Buyer nor Seller shall be released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

         (b) If this Agreement is properly terminated by Buyer as a result of a breach by Seller, then Seller shall promptly (and in any event within ten business days after such termination) pay all reasonable Expenses of Buyer in an amount not to exceed $100,000. If this Agreement is properly terminated by Seller as a result of a breach by Buyer, then Buyer shall promptly (and in any event within ten business days after such termination) pay all reasonable Expenses of Seller in an amount not to exceed $250,000. For purposes of this
Section 8.1(b), the "Expenses" of a Party shall include all reasonable out-of-pocket expenses of that Party (including all fees and expenses of counsel, accountants, financial advisors, experts and consultants to that Party) incurred by it or on its behalf in connection with the consummation of the transaction contemplated by this Agreement.

8.2      ENTIRE AGREEMENT

         This Agreement contains the entire agreement among the Parties with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer upon any Party, other than the Parties, and their respective successors, any rights, remedies, obligations or liabilities

8.3      NO ASSIGNMENT

         None of the Parties may assign any of its rights or obligations under this Agreement to any other person.

8.4      NOTICES

         All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, telecopied (with confirmation) or sent by overnight mail service or by registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

         If to Buyer:

                  National Bancshares Corporation
                  112 W. Market Street
                  Orrville, OH  44667
                  Attn: Charles J. Dolezal, President
                  Fax:  330/684-2154 (call first)
                  Phone: 330/682-1010

         With required copies to:

                  Roetzel & Andress, L.P.A.
                  222 South Main Street
                  Akron, OH  44308
                  Attn: Jeffrey W. Leonard, Esq.
                  Fax: 330/376-4577

         If to Seller:

                  Peoples Financial Corporation
                  211 Lincoln Way East
                  Massillon, OH  44646
                  Attn:  Paul von Gunten, President
                  Fax:  330/832-7447 (call first)

         With a required copy to:

                  Vorys, Sater, Seymour and Pease LLP
                  52 East Gay Street
                  P. O. Box 1008
                  Columbus, OH  43216-1008
                  Attn: John C. Vorys, Esq.
                  Fax: 614/719-5014

  8.5    ALTERNATIVE STRUCTURE

         Notwithstanding any provision of this Agreement to the contrary, Buyer may at any time, with the prior written consent of Seller, which consent shall not be withheld unreasonably, modify the structure of the acquisition of Seller set forth herein; provided, however, that (i) the consideration to be paid to the holders of Seller Common Stock is not thereby changed in kind or reduced in amount as a result of such modification and (ii) such modification will not materially delay or jeopardize receipt of any required approvals of Governmental Entities or any other condition to the obligations of Buyer set forth in Sections 6.1 and 6.3 hereof.

8.6      INTERPRETATION

         The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

8.7      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8.8      GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio applicable to agreements made and entirely to be performed within such jurisdiction. The Parties hereby designate Wayne County, Ohio to be the proper jurisdiction and venue for any suit or action arising out of this Agreement.

8.9      SEVERABILITY

         Any term, provision, covenant or restriction contained in this Agreement held to be invalid, void or unenforceable, shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in counterparts by their duly authorized officers and their corporate seal to be hereunto affixed and attested by their officers thereunto duly authorized, all as of the day and year first above written.


                         [Signatures on following page]

                                             SELLER:
                                             PEOPLES FINANCIAL CORPORATION
Attest:


______________________________     By:      ____________________________________

_____________, Secretary           Its:     ____________________________________


                                            BUYER:
                                            NATIONAL BANCSHARES CORPORATION
Attest:


______________________________     By:      ____________________________________

______________, Secretary          Its:     ____________________________________

                                    EXHIBIT A
                                    ---------

                                Voting Agreement

                              ____________ __, 2001


National Bancshares Corporation
Attention: _________________________________
112 W. Market Street
Orrville, OH  44667

Dear Sirs:

         The undersigned understands that National Bancshares Corporation ("Buyer") and Peoples Financial Corporation ("Seller") are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, the merger of a wholly-owned subsidiary of Buyer into Seller (the "Cash-Out Merger"), in return for which the outstanding shares of common stock of Seller will be exchanged for cash.

         The undersigned is a shareholder of Seller and is entering into this agreement to induce Buyer to enter into the Merger Agreement and to consummate the transactions contemplated thereby. The undersigned acknowledges that his/her/its execution, delivery and performance of the terms of this voting agreement are part of the consideration Buyer is receiving in return for the payment of the Merger Consideration (as such term is defined in the Merger Agreement) by Buyer to each of the shareholders of Seller. Therefore, the undersigned agrees with Buyer as follows:

                  1. The undersigned represents, warrants and agrees that
         SCHEDULE 1 annexed hereto sets forth the shares of the capital stock of Seller of which the undersigned is the record or beneficial owner (the "Shares"), and that the undersigned is on the date hereof the lawful owner of the Shares, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as disclosed in SCHEDULE 1. Except as set forth in SCHEDULE 1, the undersigned does not own or hold any rights to acquire any additional shares of the capital stock of Seller (by exercise of stock options or otherwise) or any interest therein or any voting rights with respect to any additional shares.

                  2. Subject to the exercise of the undersigned's fiduciary duties and except as required by law or for charitable donations or gifts to immediate family members, grandchildren or great grandchildren, the undersigned agrees that the undersigned will not, and will not permit any company, trust or other entity controlled by the undersigned to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible thereunto or any voting rights with respect thereto, prior to the adoption of the Merger Agreement by the shareholders of Seller.

                  3. The undersigned agrees that, subject to the exercise of the undersigned's fiduciary duties, all of the Shares, together with any additional shares of capital stock of Seller, of which the undersigned is or becomes the record or beneficial owner at the record date for any meeting of shareholders of Seller called to consider and vote to adopt the Merger Agreement, will be voted by the undersigned in favor authorizing the execution, delivery and consummation of the Merger Agreement.

                  4. The undersigned represents and warrants to Buyer that (i) the undersigned has all necessary power and authority to enter into this voting agreement and (ii) this voting agreement is the legal, valid and binding agreement of the undersigned, and is enforceable against the undersigned in accordance with its terms.

                  5. This voting agreement shall automatically terminate (i) upon termination of the Merger Agreement in accordance with its terms or (ii) immediately after the adoption of the Merger Agreement by the shareholders of Seller.

                  6. This voting agreement may be amended, modified or supplemented at any time by the written approval of such amendment, modification or supplement by the undersigned and Buyer.

                  7. This voting agreement evidences the entire agreement between the parties hereto with respect to the matters provided for herein and there are no agreements, representations or warranties with respect to the matters provided for herein other than those set forth herein.

                  8. The parties agree that if any provision of this voting agreement shall under any circumstances be deemed invalid or inoperative, this voting agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

                  9. This voting agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Electronic and facsimile copies of signatures shall be deemed valid as originals.

                  10. The validity, construction, enforcement and effect of this voting agreement shall be governed by the laws of the State of Ohio.

                  11. This voting agreement shall inure to the benefit of Buyer and its successors and assigns, and shall be binding upon and inure to the benefit of the undersigned and the undersigned's successors, executors, personal representatives, administrators, heirs, legatees, guardians and other legal representatives. This voting agreement shall survive the death or incapacity of the undersigned.

                  12. Nothing in this voting agreement shall be construed to give Buyer any rights to exercise or direct the exercise of voting power as owner of the Shares, either beneficially or otherwise, for any purpose.

                  13. The undersigned agrees that in the event of his/her/its breach of this voting agreement Buyer shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law to compensate Buyer for a violation of this voting agreement, and irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law that might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond and further agrees that if any bond shall be required, such bond shall be in a nominal amount.

         Please confirm that the foregoing correctly states the understanding between the undersigned and Buyer by signing and returning to me a counterpart hereof.

                                Very truly yours,



                                __________________

                                __________________




Accepted as of the ___ day
of _______________, 2001


National Bancshares Corporation:



By:      ______________________________

Its:     ______________________________

                                    EXHIBIT B
                                    ---------


                  AGREEMENT AND PLAN OF HOLDING COMPANY MERGER


         This AGREEMENT AND PLAN OF HOLDING COMPANY MERGER (this "Plan") is entered into as of _____________, 2001, by and between Peoples Financial Corporation ("Peoples Financial"), an Ohio corporation, ___ and National Bancshares Corporation ("National Bancshares"), an Ohio corporation, for the merger of Peoples Financial, a wholly owned subsidiary of National Bancshares, with and into National Bancshares.

         WHEREAS, there are _____ common shares of Peoples Financial outstanding, all of which are owned by National Bancshares;

         WHEREAS, on the date hereof, the Board of Directors of National Bancshares has approved this Plan, and deems it advisable and in its best interests to consummate the merger of Peoples Financial with and into National Bancshares with National Bancshares being the surviving entity (the "Merger"); and

         NOW THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                    MERGER AND NAME OF SURVIVING CORPORATION

         Subject to the terms and conditions of this Plan, at the Effective Time (as hereinafter defined), Peoples Financial shall be merged with and into National Bancshares pursuant to the provisions of, and with the effect provided under, the laws of the State of Ohio. At the Effective Time, the separate existence of Peoples Financial shall cease and National Bancshares, the surviving entity, shall continue. (National Bancshares as existing on and after the Effective Time is hereinafter sometimes referred to as the "Surviving Corporation.") The name of the Surviving Corporation shall remain "National Bancshares Corporation."

                                   ARTICLE II

                ARTICLES OF INCORPORATION AND CODE OF REGULATIONS

         The Articles of Incorporation and the Code of Regulations of National Bancshares in effect immediately prior to the Effective Time shall be the articles of incorporation and the code of regulations of the Surviving Corporation, in each case until duly amended in accordance with applicable law.

                                   ARTICLE III

                         BOARD OF DIRECTORS AND OFFICERS

         At the Effective Time, the Board of Directors of the Surviving Corporation shall consist of those persons serving as directors of National Bancshares immediately prior to the Effective Time; and the officers of the Surviving Corporation shall be those persons serving as officers of National Bancshares immediately prior to the Effective Time, in each case subject to the provisions of the Surviving Corporation's Code of Regulations.

                                   ARTICLE IV

                          SURVIVING CORPORATION'S STOCK

         Each share of the capital stock of National Bancshares outstanding immediately prior to the Effective Time shall remain outstanding after the Effective Time and shall constitute and represent an outstanding share of the capital stock of the Surviving Corporation at the Effective Time. As a result of the Merger, all outstanding shares of the capital stock of Peoples Financial will be canceled. No cash or other consideration will be paid to any stockholder of Peoples Financial as part of the Merger. No shares of the Surviving Corporation will be issued as a result of the Merger.

                                    ARTICLE V

                          EFFECTIVE TIME OF THE MERGER

         A Certificate of Merger shall be filed with the Secretary of State of Ohio. Such filing shall be made by the parties as soon as practicable after the execution of this Plan. The Merger shall be effective upon the acceptance of the Certificate of Merger by the Secretary of State of Ohio (the "Effective Time").

                                   ARTICLE VI

                                FUTURE ASSURANCES

         If at any time the Surviving Corporation shall consider or be advised that any further assignments, conveyances or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of Peoples Financial, or to otherwise carry out the provisions hereof, the proper officers and directors of Peoples Financial immediately prior to the Effective Time, and thereafter the officers of the Surviving Corporation, acting on behalf of the Peoples Financial, shall execute and deliver any and all property or assignments, conveyances and assurances, and do all things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise carry out the provisions hereof.

                                   ARTICLE VII

                                  MISCELLANEOUS

         (a) National Bancshares, as the Surviving Corporation, agrees that at and after the Effective Time it may be served with process in the State of Ohio in any proceeding for the enforcement of any obligation of Peoples Financial or National Bancshares, as well as for the enforcement of any obligation of the Surviving Corporation arising from the Merger, and National Bancshares, as the Surviving Corporation, irrevocably appoints Lawrence J. Cardinal, Jr. as its agent to accept service of process in any such suit or other proceedings and specifies 112 W. Market Street, Orrville, OH 44667, as the address to which a copy of such process shall be mailed to it.

         (b) The headings of the several Articles herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Plan.

         (c) This Plan shall be governed by and construed in accordance with the laws of the State of Ohio, applicable to agreements made and entirely to be performed in such jurisdiction.

         (d) This Plan may be executed in counterparts, which together shall constitute a single agreement.


Attest                              NATIONAL BANCSHARES
                                    CORPORATION:


By:      ______________________     By:
                                             -----------------------------------

                                    Its:
                                             -----------------------------------




Attest                              PEOPLES FINANCIAL CORPORATION:


By:      ______________________     By:
                                             -----------------------------------

                                    Its:
                                             -----------------------------------

                                    EXHIBIT C
                                    ---------


                               AGREEMENT OF MERGER

                                     between

                               FIRST NATIONAL BANK

                                       and

                  PEOPLES FEDERAL SAVINGS AND LOAN OF MASSILLON

                              under the charter of

                               First National Bank

                               under the title of

                               First National Bank


This agreement made between FIRST NATIONAL BANK (hereinafter referred to as "First National"), a banking association organized under the laws of the United States, being located at Orrville, county of Wayne, in the state of Ohio, with a capital of $________________, divided into shares of common stock, each with a par value of $___________________, surplus of $__________________, and undivided profits, including capital reserves, of $_______________________, as of ___________________, 2001, and PEOPLES FEDERAL SAVINGS AND LOAN ASSOCIATION OF MASSILLON (hereinafter referred to as "Peoples"), a savings and loan association organized under the laws of the United States, being located at Massillon, County of Stark, in the State of Ohio , with a capital of $__________________, divided into shares of common stock, each with a par value of $____________________, surplus of $___________________, and undivided profits, including capital reserves, of $_______________________, as of ______________,
2001, each acting pursuant to a resolution of its board of directors, adopted by the vote of a majority of its directors, pursuant to the authority given by and in accordance with the provisions of the Act of November 7, 1918, as amended (12 USC 215).

                                   SECTION 1.

First National and Peoples Federal are both wholly-owned subsidiaries of National Bancshares Corporation, an Ohio corporation. Peoples Federal shall be merged into First National under the charter of First National. The separate existence of Peoples Federal shall thereafter cease and all shares of stock of Peoples Federal shall be cancelled.

                                    SECTION 2

The name of the receiving association (hereinafter referred to as the "Association") shall be "First National Bank".

                                    SECTION 3

The business of the Association shall be that of a national banking association. This business shall be conducted by the Association at its main office, which shall be located at 112 West Market Street, Orrville, Ohio 44667, and at its legally established branches.

                                    SECTION 4

The amount of capital stock of the Association shall be $_________ divided into _________ shares of common stock, each of $________ par value, and at the time the merger shall become effective, the Association shall have a surplus of $_______, undivided profits, including capital reserves, of $________, and other equity adjustments of $_______, which when combined with the capital and surplus will be equal to the combined capital structures of the merging institutions as stated in the preamble of this agreement, adjusted, however, for normal earnings and expenses (and, if applicable, purchase accounting adjustments) between _______, 2001 and the effective time of the merger.

                                    SECTION 5

All assets of First National and Peoples Federal, as they exist at the effective time of the merger, shall pass to and vest in the Association without any conveyance or other transfer. The Association shall be responsible for all of the liabilities of every kind and description of each of the merging institutions existing as of the effective time of the merger. A committee of six persons who may be but are not required to be directors, three to be appointed by the board of directors of each merging institution at the time of the merger, shall have satisfied itself, that the statement of condition of each financial institution as of _________, fairly presents its financial condition and since such date there has been no material adverse change in the financial condition or business of either merging institution.

                                    SECTION 6

Neither of the merging institutions shall declare nor pay any dividend to their shareholders between the date of this agreement and the time at which the consolidation shall become effective, nor dispose of any of its assets in any other manner, except in the normal course of business and for adequate value.

                                    SECTION 7

The following named persons, who are the present directors of First National, shall continue to serve as the board of directors of the Association, until the next annual meeting of its shareholder or until such time as their successors have been elected and qualified:

                          Charles J. Dolezal, Chairman
                            Sara Balzarini, Director
                             Bobbi Douglas, Director
                             John W. Kropf, Director
                             Steve Schmid, Director
                           John E. Sprunger, Director
                           Howard J. Wenger, Director
                           James F. Woolley, Director
                           Albert W. Yeagley, Director

The present executive officers of First National holding office immediately prior to the effective time of the merger shall remain as the executive officers of the Association holding office immediately following the merger.

At the effective time of the merger, the directors and officers of Peoples Federal shall be deemed to have resigned and their resignations accepted, saving and excepting the continuing authority requisite to fill the undertakings and agreements set forth herein.

                                    SECTION 8

Effective as of the effective time of the merger, as specified in the merger approval to be issued by the Comptroller of the Currency, (i) the articles of association of the Association shall be the same as the present articles of association of First National as set forth in Exhibit A attached hereto and incorporated herein by reference, and (ii) the bylaws of the Association shall be the same as the present bylaws of First National, as set forth in Exhibit B attached hereto and incorporated herein by reference.

                                    SECTION 9

This agreement may be terminated by the unilateral action of the boards of directors of either participant or by the mutual consent of the boards of directors of both participants. Since time is of the essence to this agreement, if for any reason the transaction shall not have been consummated by December 31, 2002, this agreement shall terminate automatically as of that date, unless extended, in writing, prior to that date by mutual action of the boards of directors of the participants.

                                   SECTION 10

This agreement shall be ratified and confirmed by the affirmative vote of shareholders of each of the merging institutions owning at least two-thirds of their respective outstanding capital stock; and the merger shall become effective at the time specified in a merger approval to be issued by the Comptroller of the Currency of the United States.

         WITNESS, the signatures and seals of the consolidating banks this ______ day of _______________, 2001, each set by its president and attested to by its cashier or treasurer, pursuant to a resolution of its board of directors, acting by a majority.

Attest:                               FIRST NATIONAL BANK

                                      By:
                                             --------------------------------
                                             President

_______________________
Cashier

Attest:                               PEOPLES FEDERAL SAVINGS AND LOAN
                                      ASSOCIATION OF MASSILLON

                                      By:
                                             --------------------------------
                                             President

_______________________
Treasurer

STATE OF OHIO     )
                  )ss:
COUNTY OF WAYNE   )

         On this ______day of _________________, 2001, before me, a notary public for this state and county, personally came Charles J. Dolezal, as President, and ___________________ as Cashier, of First National, and each in his/her capacity acknowledged this instrument to be the act and deed of the association.

WITNESS my official seal and signature this day and year aforesaid.


                                        _______________________________________

(Seal of Notary)                        Notary Public, _________________ County


                                        My commission expires__________________

STATE OF OHIO     )
                  )ss:
COUNTY OF  WAYNE  )

         On this ______day of _________________, 2001, before me, a notary public for this state and county, personally came _______________________, as President, and ___________________ as Treasurer, of Peoples Federal Savings and Loan Association of Massillon, and each in his/her capacity acknowledged this instrument to be the act and deed of the association.

WITNESS my official seal and signature this day and year aforesaid.


                                      _______________________________________

(Seal of Notary)                      Notary Public, _________________ County


                                      My commission expires _________________

                                    EXHIBIT 1


                            [Articles of Association]

                                    EXHIBIT 2

                                    [Bylaws]

                                    EXHIBIT D
                                    ---------


                          PEOPLES FINANCIAL CORPORATION

                          OPTION CANCELLATION AGREEMENT


         This Option Cancellation Agreement (this "Cancellation Agreement") is made and entered into on ______________________________________ , 2001,
("Effective Time") by and between ______________________________________________
(the "Optionee") and Peoples Financial Corporation (the "Corporation").

         WHEREAS, the Corporation has entered into an Agreement and Plan of Merger between the Corporation and National Bancshares Corporation, dated as of October 1, 2001 (the "Merger Agreement");

         WHEREAS, the Optionee is the holder of options ("Options") granted under the 1997 Peoples Financial Corporation Stock Option and Incentive Plan, as amended (the "Plan) to purchase shares of common stock of the Corporation ("Common Stock") as evidenced by a stock option agreement between the Corporation and the Optionee;

         WHEREAS, the Optionee's Options and the exercise prices for the Options (the "Option Price") are listed in Exhibit A to this Cancellation Agreement;

         WHEREAS, pursuant to Section 2.5 of the Merger Agreement, the Options granted under the Plan will be surrendered by the Optionee without exercising such Options in consideration for a payment in cash of the difference between $12.25 and the Option Price of such Option, multiplied by the number of shares of Common Stock subject to such Option; and

         WHEREAS, the Corporation shall make such cash payments as of the Effective Time;

         NOW, THEREFORE, the parties hereto agree as follows:

         Optionee hereby surrenders the Options which Optionee holds as of the Effective Time in exchange for a cash payment from the Corporation in an amount equal to the difference between $12.25 and the Option Price, multiplied by the number of shares of Common Stock subject to such Option, less any required tax withholding payments ("Payment"), to be reported on IRS Form W-2 or on IRS Form 1099-misc, and that all obligations of the Corporation hereunder and under the Options and related stock option agreements shall be extinguished thereafter. Further, the Optionee certifies that such payment is received in exchange for all Options held by the Optionee as of the Effective Time, and that the Optionee hereby waives any claim for compensation for any other Options or rights to purchase shares of Common Stock of the Corporation awarded by the Corporation or any subsidiary of the Corporation to the Optionee at any time prior to the Effective Time.

         This Cancellation Agreement constitutes the entire understanding between the Corporation and the Optionee relating to the subject matter hereof and supersedes any matters to the contrary that may be contained in any other agreement, plan or documents relating to the subject matter hereof. No amendments or additions to this Cancellation Agreement shall be binding unless made in writing and signed by both parties hereto. If for any reason the Merger (as such term is defined in the Merger Agreement) is not consummated, this Cancellation Agreement shall be null and void and of no force or effect. This Cancellation Agreement shall be governed by the laws of the State of Ohio.


Acknowledgments:


                                         Peoples Financial Corporation



Attest                                   By:
                                              ----------------------------------


                                         Its:
--------------------------------               ---------------------------------


Witness


                                                  ------------------------------
                                                  Participant



                                         National Bancshares Corporation



Attest                                   By:
                                              ----------------------------------


                                         Its:
--------------------------------               ---------------------------------

Stock Option Committee Approval:


                                         Date:
--------------------------------                --------------------------------
Thomas E. Shelt



                                         Date:
--------------------------------                --------------------------------
James P. Bordner



                                         Date:
--------------------------------                --------------------------------
Victor C. Baker

                                     ANNEX B
                                FAIRNESS OPINION

                             ________________, 2002

Board of Directors
Peoples Financial Corporation
211 Lincoln Way East
Massillon, OH  44646

Board of Directors:

YOU HAVE REQUESTED THAT FRIEDMAN, BILLINGS, RAMSEY & CO., INC. ("FBR") PROVIDE YOU WITH ITS OPINION AS TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, TO THE HOLDERS OF COMMON STOCK ("SHAREHOLDERS") OF PEOPLES FINANCIAL CORPORATION ("PEOPLES FINANCIAL" OR THE "COMPANY") OF THE CONSIDERATION (AS HEREINAFTER DEFINED) TO BE PAID PURSUANT TO THE AGREEMENT AND PLAN OF MERGER BY AND BETWEEN PEOPLES AND NATIONAL BANCSHARES CORPORATION ("NATIONAL BANCSHARES"), DATED OCTOBER 2, 2001 (THE "AGREEMENT"), PURSUANT TO WHICH NATIONAL BANCSHARES WILL ACQUIRE PEOPLES (THE "MERGER"). THE AGREEMENT PROVIDES, AMONG OTHER THINGS, THAT EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK OF PEOPLES FINANCIAL SHALL BE CONVERTED INTO THE RIGHT TO RECEIVE FROM NATIONAL BANCSHARES $12.25 IN CASH (THE "CONSIDERATION"), SUBJECT TO CERTAIN TERMS AND CONDITIONS. THE AGREEMENT WILL BE CONSIDERED AT A MEETING OF THE SHAREHOLDERS OF PEOPLES FINANCIAL. THE TERMS OF THE MERGER ARE MORE FULLY SET FORTH IN THE AGREEMENT.

In delivering this opinion, FBR has completed the following:

1. reviewed Peoples Financial's Annual Report to Shareholders and Annual Report on Form 10-KSB for each of the years ended September 30, 2000, September 30, 1999 and September 30, 1998, including the audited financial statements contained therein, and Peoples Financial's Quarterly Report on Form 10-QSB for each of the quarters ended June 30, 2001, March 31, 2001 and December 31, 2000;

2. reviewed National Bancshares' Annual Report to Shareholders and Annual Report on Form 10-K for each of the years ended December 31, 2000, December 31, 1999 and December 31, 1998, including the audited financial statements contained therein, and National Bancshares' Quarterly Report on Form 10-Q for each of the quarters ended June 30, 2001 and March 31, 2001;

3. reviewed certain other public and non-public information, primarily financial in nature, relating to the respective businesses, earnings, assets and prospects of Peoples Financial and National Bancshares provided to FBR or publicly available;

4. participated in meetings and telephone conferences with members of senior management of Peoples Financial and National Bancshares concerning the financial condition, business, assets, financial forecasts and prospects of the respective companies, as well as other matters FBR believed relevant to its inquiry;

5. reviewed certain stock market information for Peoples Financial common shares and National Bancshares common stock and compared it with similar information for certain companies, the securities of which are publicly traded;

6. compared the results of operations and financial condition of Peoples Financial and National Bancshares with that of certain companies that FBR deemed to be relevant for purposes of its opinion;

7. reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that FBR deemed to be relevant for purposes of its opinion;

8.   reviewed the merger agreement and certain related documents; and

9.   performed such other reviews and analyses as FBR deemed appropriate.

In rendering this opinion, FBR did not assume responsibility for independently verifying, and did not independently verify, any financial or other information concerning National Bancshares and/or Peoples Financial furnished to it by National Bancshares or Peoples Financial, or the publicly-available financial and other information regarding National Bancshares, Peoples Financial and other financial services organizations. FBR has assumed that all such information is accurate and complete and has no reason to believe otherwise. FBR has further relied on the assurances of management of National Bancshares and Peoples Financial that they are not aware of any facts that would make such financial or other information relating to such entities inaccurate or misleading. With respect to financial forecasts for National Bancshares provided to FBR by National Bancshares' management, FBR has assumed, for purposes of this opinion, that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of such management at the time of preparation as to the future financial performance of National Bancshares and Peoples Financial. FBR has assumed that there has been no undisclosed material change in Peoples Financial's assets, financial condition, results of operations, business or prospects since June 30, 2001. FBR did not undertake an independent appraisal of the assets or liabilities of Peoples Financial. FBR is not an expert in the evaluation of allowances for loan losses, was not requested to and did not independently review such allowances, and was not requested to and did not independently review any individual credit files of Peoples Financial. FBR's conclusions and opinion are necessarily based upon economic, market and other conditions and the information made available to FBR as of the date of this opinion. FBR expresses no opinion on matters of a legal, regulatory, tax or accounting nature related to the Merger. Peoples Financial was marketed for sale in a competitive bid process.

FBR, as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

FBR has acted as financial advisor to Peoples Financial in connection with the Merger and will receive a fee for services rendered, a significant portion of which is contingent upon the consummation of the Merger. In the ordinary course of FBR's business, it may effect transactions in the securities of National Bancshares or Peoples Financial for its own account and/or for the accounts of its customers and, accordingly, may at any time hold long or short positions in such securities. From time to time, principals and/or employees of FBR may also have positions in such securities. As a part of FBR's investment banking business, FBR may solicit separate business from the surviving entity in this transaction.

This letter is solely for the information of the Board of Directors, and Shareholders of Peoples Financial and may not be relied upon by any other person or used for any other purpose, reproduced, disseminated, quoted from or referred to without FBR's prior written consent; provided, however, this letter may be referred to and reproduced in its entirety in proxy materials sent to the Shareholders in connection with the solicitation of approval for the Merger.

Based upon and subject to the foregoing, as well as any such other matters as we consider relevant, it is FBR's opinion, as of the date hereof, that the Consideration is fair, from a financial point of view, to the Shareholders of Peoples Financial.

                     Very truly yours,

                     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

                                     ANNEX C
                           DISSENTERS' RIGHTS STATUTE

OHIO REVISED CODE SECTION 1701.84 PERSONS ENTITLED RELIEF AS DISSENTING SHAREHOLDERS.

The following are entitled to relief as dissenting shareholders under section 1701.85 of the Revised Code:

         (A) Shareholders of a domestic corporation that is being merged or consolidated into a surviving or new entity, domestic or foreign, pursuant to section 1701.78, 1701.781, 1701.79, 1701.791, or 1701.801 of the Revised Code;

         (B) In the case of a merger into a domestic corporation, shareholders of the surviving corporation who under section 1701.78 or 1701.781 of the Revised Code are entitled to vote on the adoption of an agreement of merger, but only as to the shares so entitling them to vote;

         (C) Shareholders, other than the parent corporation, of a domestic subsidiary corporation that is being merged into the domestic or foreign parent corporation pursuant to section 1701.80 of the Revised Code;

         (D) In the case of a combination or a majority share acquisition, shareholders of the acquiring corporation who under section 1701.83 of the Revised Code are entitled to vote on such transaction, but only as to the shares so entitling them to vote;

         (E) Shareholders of a domestic subsidiary corporation into which one or more domestic or foreign corporations are being merged pursuant to section 1701.801 of the Revised Code.

OHIO REVISED CODE SECTION 1701.85
DISSENTING SHAREHOLDER'S DEMAND FOR FAIR CASH VALUE OF SHARES.

         (A)(1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74, 1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

         (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

         (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

         (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

         (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

         (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of the filing and of the date for hearing be given to the respondent or defendant in the manner in which summons is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505. of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment shall be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

         (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders shall be excluded.

         (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

         (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

         (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

         (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

         (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

         (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

         (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          PEOPLES FINANCIAL CORPORATION

                          PEOPLES FINANCIAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                            __________________, 2002

         The undersigned shareholder of Peoples Financial Corporation ("PFC") hereby constitutes and appoints ___________ and _______________, or either of them, as the proxy or proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at the offices of PFC, 211 Lincoln Way East, Massillon, Ohio, on ______________, 2002, at ______ _.m., Eastern Standard Time (the "Annual
Meeting"), all of the shares of PFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, which are described in the accompanying Proxy Statement:

1. The adoption and approval of the Agreement and Plan of Merger dated October 2, 2001, by and between National Bancshares Corporation and Peoples Financial Corporation, and the transactions contemplated by that agreement:

          / /   FOR           / /     AGAINST                  / /     ABSTAIN

2.       The election of four directors for terms expiring in 2004:

          / /  FOR all nominees               / /  WITHHOLD authority to
               listed below                        vote for all nominees
               (except as marked to the            listed below:
               contrary below):

                                     James P. Bordner
                                     Alan C. Edie
                                     Thomas E. Shelt
                                     Vince E. Stephan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof (including adjournment of the Annual Meeting to allow for additional solicitation of shareholder votes in order to obtain a quorum or to obtain the required vote to adopt the merger agreement, unless the undersigned instructs the designated proxies to vote against the adoption of the merger agreement).

IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         The Board of Directors recommends a vote "FOR" the proposals set forth on the reverse side.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO BOXES ARE MARKED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting of Shareholders of PFC and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.

----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated:                                      Dated:
      ----------------------                       -----------------------

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE USA.